UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Cimarex Energy Co.
(Name of Registrant as Specified in Its Charter)

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1700 Lincoln Street, Suite 3700
Denver, CO 80203

2021 ANNUAL MEETING

▪
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	9:00 a.m. Mountain Daylight Time on Wednesday, May 12, 2021

PLACE	The Annual Meeting of Cimarex Energy Co. ("Cimarex" or the "Company") will be held virtually at www.viewproxy.com/cimarex/2021.

Because of continuing health and safety concerns and government recommendations and restrictions relating to the COVID-19 pandemic, we are not holding an in-person Annual Meeting. We anticipate allowing for in-person annual meetings in the future when health and regulatory issues allow. While you will be able to vote your shares and ask questions at the virtual meeting, we encourage you to vote your shares prior to the annual meeting. For more information, see "Questions and Answers—2. How do I attend and vote shares at the virtual Annual Meeting?"

ITEMS OF BUSINESS	Item 1. Election of Directors
Item 2. Advisory Vote to Approve Executive Compensation
Item 3. Approve Amended and Restated 2019 Equity Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Under the Plan by 6,900,000
Item 4. To Consider a Proposal to Amend and Restate Our Certificate of Incorporation to Provide for the Annual Election of All Directors
Item 5. Ratification of Independent Auditors
Transact any other business that properly comes before the Meeting and any adjournment or postponement of the Meeting

RECORD DATE	March 16, 2021

MAILING DATE TO SHAREHOLDERS	March 26, 2021

MATERIALS TO REVIEW	This booklet contains our Notice of 2021 Annual Meeting and Proxy Statement. Our 2020 Annual Report is available on our website at www.cimarex.com.

PROXY VOTING	It is important that your shares be represented and voted at the Meeting. You can vote your shares by following the internet or telephone instructions on page 97 of this proxy statement or you may attend virtually and vote your shares electronically at the Annual Meeting. If you received a paper copy of the proxy card, you also may vote by completing and mailing the proxy card in the postage-paid envelope provided for your convenience. You may revoke your proxy at any time before the vote is taken by following the instructions on page 99 of this proxy statement.

March 26, 2021	Francis B. Barron, Corporate Secretary

Proxy Statement Summary

This section highlights certain important information presented in this Proxy Statement and is intended to assist you in evaluating the matters to be voted on at the meeting. We encourage you to read the Proxy Statement in its entirety before you cast your vote. For more information regarding Cimarex's 2020 performance, please review Cimarex's Annual Report on Form 10-K for the year ended December 31, 2020.

Voting Matters and Board Recommendations

		Voting Recommendation	Page Reference

Item 1:	Election of Directors	FOR each Director Nominee	8
Item 2:	Advisory Vote to Approve Executive Compensation	FOR	78
Item 3:	Approve Amended and Restated 2019 Equity Incentive Plan	FOR	79
Item 4:	To Consider a Proposal to Amend and Restate Our Certificate of Incorporation to Provide for the Annual Election of All Directors	FOR	90
Item 5:	Ratification of Independent Auditors	FOR	92

Advance Voting Methods

Even if you plan to virtually attend the 2021 Annual Meeting of Shareholders, please vote right away using one of the following advance voting methods (see page 97 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

Voting at our 2021 Annual Meeting of Shareholders

All shareholders of record may vote electronically at the 2021 Annual Meeting of Shareholders, which will be held virtually on Wednesday, May 12, 2021 at 9:00 a.m., Mountain Daylight Time, at www.viewproxy.com/cimarex/2021. Beneficial owners may vote electronically at the virtual Meeting if they have a legal proxy, as described in the response to question 2 on page 96 of "Questions and Answers about the Meeting and Voting."

Cimarex Energy Co.	1

Governance Highlights (page 20)

Cimarex is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens the Board of Directors, fosters management accountability, and helps build public trust in Cimarex.

☑	8 of 9 continuing Directors are independent	☑	Disclosure Committee for financial reporting

☑	Majority voting for Directors resignation policy	☑	Board and Audit Committee risk oversight

☑	Proposing Declassification of Board	☑	Compensation risk assessment

☑	Combined Chairman and CEO	☑	Review of related party transactions

☑	Independent Lead Director	☑	Non-hedging and non-pledging policies

☑	Diverse Board skills and experience	☑	Clawback policy

☑	Annual Board and committee self-evaluations	☑	Management and Director stock ownership guidelines

☑	Periodic consultant review of Board skills	☑	No tax gross-ups

☑	Annual equity grants to Directors	☑	Proxy access

☑	Annual Board education	☑	Active shareholder engagement

☑	Board refreshment efforts with five new directors since 2012	☑	Increased gender and ethnic diversity of Board

As highlighted above, the Company is proposing declassifying the Board and provide that all directors be elected annually beginning with our 2024 annual meeting. This proposal is an outcome of our shareholder engagement efforts, and demonstrates our commitment to enhancing our corporate governance policies.

In addition, to support the Company's elevated focus on environmental and safety performance, our Board of Directors established a new Environmental, Health and Safety Committee. The committee has oversight of the Company's approach to health, safety and environmental (HSE) policies and programs and key HSE risks, as well as overseeing our corporate disclosures.

2	2021 Notice of Annual Meeting and Proxy Statement

Director Nominees and Current Committee Memberships

				Committee Memberships (Independent Directors Only)

DIRECTOR NOMINEES	AGE	DIRECTOR SINCE	TERM EXPIRES	Audit	Compensation	Nominating and Corporate Governance

Kathleen A. Hogenson (Independent Director) President and Chief Executive Officer, Zone Oil & Gas LLC	60	2019	2021	•		•

Lisa A. Stewart (Independent Director) Executive Chairman and former President, Chief Executive Officer and Chief Investment Officer, Sheridan Production Partners	63	2015	2021		•	•

Continuing Directors

Paul N. Eckley (Independent Director) Retired, former Senior Vice President—Investments, State Farm	66	2019	2023		•	•

Hans Helmerich (Independent Director) Chairman and former Chief Executive Officer, Helmerich & Payne, Inc.	62	2002	2022		•	•

Thomas E. Jorden Chairman, Chief Executive Officer and President, Cimarex	63	2011	2023

Harold R. Logan, Jr. (Independent Director) Independent Lead Director and Chair of Nominating and Corporate Governance Committee of Cimarex	76	2009	2022	•		Chair

Floyd R. Price (Independent Director) Chair of Compensation Committee of Cimarex; Retired, former executive officer, Apache Corporation	72	2012	2023		Chair	•

Monroe W. Robertson (Independent Director) Chair of Audit Committee of Cimarex; Retired, former President and Chief Operating Officer, Key Production Co.	71	2005	2022	Chair		•

Frances M. Vallejo (Independent Director) Retired, former Vice President, ConocoPhillips	55	2017	2023	•		•

Cimarex Energy Co.	3

2020 Executive Compensation (page 31)

Below is the 2020 compensation for each Named Executive Officer ("NEO") as determined under the Securities and Exchange Commission ("SEC") rules. See the notes accompanying the 2020 Summary Compensation Table on page 60 for more information.

			Stock Awards ($)

Name and Principal Position	Salary	Bonus	Performance- based	Time Vested	2020 Annual Cash Incentive Award	All Other Comp.	Total

Thomas E. Jorden Chairman, Chief Executive Officer (CEO) and President (Principal Executive Officer)	$934,870	$—	$4,250,000	$4,250,000	$1,240,000	$106,223	$10,781,093

G. Mark Burford Senior Vice President and Chief Financial Officer (CFO) (Principal Financial Officer)	$495,849	$—	$1,150,000	$1,150,000	$490,000	$81,181	$3,367,030

John A. Lambuth Executive Vice President—Exploration	$566,803	$—	$1,550,000	$1,550,000	$570,000	$67,453	$4,304,256

Stephen P. Bell Executive Vice President—Business Development	$518,379	$—	$1,500,000	$1,500,000	$520,000	$66,031	$4,104,410

Francis B. Barron Senior Vice President—General Counsel, Corporate Secretary	$444,434	$—	$1,000,000	$1,000,000	$440,000	$78,121	$2,962,555

Joseph R. Albi Former Executive Vice President—Operations, Chief Operating Officer (COO)	$346,097	$—	$—	$—	$310,000	$65,935	$722,032

Response to Say-on-Pay Vote

In response to the advisory vote to approve executive compensation, or "say-on-pay," at our May 2019 and May 2020 annual meetings of shareholders and our shareholder engagement, we made the following changes to our compensation programs:

▪
Reduced potential vesting of 2019 performance equity awards by 50% if the Company's share price declines over the performance period;
▪
Added objective, formula-based metrics to short-term incentives for 2020; and
▪
Added objective emissions and flaring reduction metrics to short-term incentives for 2020 and 2021.

A Significant Portion of our CEO's 2020 Compensation is at Risk

The accompanying graph illustrates our CEO's 2020 at risk compensation. With 91% of total compensation at risk, the majority of our CEO's compensation is an incentive for future performance and realized only if

4	2021 Notice of Annual Meeting and Proxy Statement

Cimarex meets certain performance measures and delivers value to shareholders. (Percentages in the following table do not add to 100% due to rounding.)

How CEO Pay is Tied to Cimarex's Performance (page 51)

Our compensation programs are designed to align performance incentives with the long-term interests of our shareholders. The programs also provide competitive total direct compensation opportunities that retain, and attract when needed, executive talent and link compensation earned to achievement of short- and long-term financial and operational objectives. Our Compensation Committee considers performance in two primary ways:

▪
Cimarex's operating performance, with an increased focus on emissions performance in 2020 and 2021; and
▪
Return to shareholders over time, on both an absolute basis and a relative basis compared to other companies in our Stock Performance Peer Group and in our Compensation Peer Group (see page 38).

2020 Financial and Operational Highlights

▪
Responded to the highly transmissible and pathogenic coronavirus known as severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) that causes the disease known as COVID-19 and the oil and gas demand destruction caused by the COVID-19 pandemic as well as the March 2020 oil price war between Saudi Arabia and Russia by, among other things:
▪
Implementing safety protocols to protect employees and contractors from COVID-19
▪
Announcing a reduction in our 2020 capital investment budget of 55-60% from our original guidance of $1.25-$1.35 billion and implementing cost-cutting measures to align business operations with lower commodity price environment
▪
Reducing base salary of our CEO by 25% and base salaries of the other executive officers by 15% and the cash compensation of directors by 20% from June 1, 2020 until December 1, 2020
▪
Maintaining our common stock dividend at $0.22 per share per quarter ($0.88 per year)
▪
Reduced Permian Basin flaring volume levels as a percentage of our Permian Basin gross operated gas production from 1.97% in 2019 to 0.90% in 2020, a 54% decrease.

Cimarex Energy Co.	5

▪
Reduced methane intensity company-wide (the gross volume of our natural gas emissions divided by the gross operated volume of our natural gas production) from 0.258% in 2019 to 0.187% in 2020, a 28% decrease.
▪
Decreased exploration and development expenditures by 56% to $544.9 million in 2020 compared to $1.24 billion in 2019, while year-over-year average daily production decreased 9% to 252.5 thousand barrels of oil equivalent ("MBOE") per day in 2020 compared to 278.5 MBOE per day in 2019. The decreases in expenditures and production were primarily the result of reducing development activities and shutting in wells due to demand destruction from the COVID-19 pandemic.
▪
Year-over-year production revenues decreased 35% to $1.51 billion, which were negatively affected by decreased production and declining commodity prices.
▪
Incurred a net loss of $1.967 billion in 2020 compared to a net loss of $124.6 million in 2019, primarily from the non-cash ceiling test impairment described below and a goodwill impairment.
▪
Recognized a $1.638 billion non-cash ceiling test impairment of our oil and gas properties primarily due to decreases in the 12-month average trailing commodity prices used in calculating the ceiling test.
▪
Generated cash flow from operating activities of $904.2 million, which was 33% lower than in 2019.
▪
Our Operations group continued optimizing our production and maximizing well profitability. As a result, our production expense declined 7% from $3.34 per barrels of oil equivalent ("BOE") in 2019 to $3.09 per BOE in 2020.
▪
Increased cash on hand to $273.1 million at year-end 2020, up from $94.7 million at year-end 2019.
▪
Estimated proved reserves at year-end 2020 were 14% lower than at year-end 2019 after additions, positive and negative revisions, and production.
▪
Our stock price decreased 29% from $52.49 at year-end 2019 to $37.51 at year-end 2020. The decrease in our stock price led to a lower value for NEOs' long-term equity awards that vested in 2020 compared to the grant date fair value ("GDFV") of those awards in 2017, with the vested shares for NEOs (other than a retired NEO) having a value equal to 20% of the GDFV, which demonstrates the alignment of interests of our NEOs.

6	2021 Notice of Annual Meeting and Proxy Statement

Return to Shareholders

The following chart shows how a December 31, 2015 investment of $100 in Cimarex common stock would have a value of $44.43 on December 31, 2020, which includes dividends reinvested quarterly, for those who wish to consider Total Shareholder Return when evaluating executive compensation. The chart also compares the Total Shareholder Return on Cimarex common stock to the same investment in the S&P 500 Index, the Dow Jones U.S. Exploration & Production Index, and the S&P Oil & Gas Exploration & Production Index over the same time period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020

Cimarex Energy Co.	$100.00	$152.64	$137.42	$69.88	$60.39	$44.43
S&P 500	$100.00	$111.96	$136.40	$130.42	$171.49	$203.04

Dow Jones U.S. Exploration & Production	$100.00	$124.48	$126.10	$103.69	$115.51	$76.64
S&P Oil & Gas Exploration & Production	$100.00	$132.86	$124.48	$100.20	$112.25	$72.49

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

Cimarex Energy Co.	7

ITEM 1: ELECTION OF DIRECTORS

ITEM 1: ELECTION OF DIRECTORS

Election Process

Our current Board consists of ten Directors, which is the maximum number of Directors permitted by our Certificate of Incorporation. The Board is divided into three classes: Class I, Class II and Class III Directors. At each Annual Meeting, a Class of Directors is elected for a term expiring at the Annual Meeting in the third year following the year of election. Each Director holds office until his or her successor is elected and qualifies.

The term of three Class I Directors, Joseph R. Albi, Kathleen A. Hogenson and Lisa A. Stewart, will expire at the 2021 Annual Meeting. The Nominating and Corporate Governance Committee, at its February 2021 meeting, nominated Ms. Hogenson and Ms. Stewart for election as Class I Directors, to serve until the 2024 Annual Meeting. Mr. Albi is retiring as a Director following the 2021 Annual Meeting and will serve as Director Emeritus for up to two years.

If prior to the Annual Meeting a nominee becomes unavailable to serve as a Director, any shares represented by a proxy directing a vote will be voted for the remaining nominees and for any substitute nominee(s) designated by our Board or its Nominating and Corporate Governance Committee. As of the mailing of these proxy materials, the Board has no reason to believe any Director nominee would not be available to serve.

A nominee is elected if the votes cast for his or her election exceed the votes cast against his or her election. Pursuant to our majority voting policy, each nominated Director has tendered an irrevocable resignation that is effective upon his or her failure to receive the required vote and the Board's acceptance of such resignation. If a nominee fails to receive more favorable votes than votes cast against him or her, the Nominating and Corporate Governance Committee will act on an expedited basis following the Annual Meeting to determine whether to recommend that the Board accept the Director's resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept the Director's resignation. The Director whose resignation is under consideration must abstain from participating in any decision regarding his or her resignation. The Board will publicly disclose its decision regarding acceptance of his or her resignation within 90 days after the results of the election are certified. If the Board does not accept the resignation, the Director will continue to serve as a Director until his or her successor is elected and qualified. If the Board accepts the resignation, then the Board will either fill the vacancy in accordance with the Bylaws or decrease the size of the Board in compliance with the Certificate of Incorporation.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating potential Director nominees and for recommending to the Board a slate of nominees for election at each Annual Meeting. Directors, members of management, shareholders or a third-party search firm may suggest potential nominees.

8	2021 Notice of Annual Meeting and Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

While the Nominating and Corporate Governance Committee will consider Director nominees suggested by shareholders, it did not receive any shareholder nominations for the 2021 Annual Meeting prior to the deadline for such nominations.

2021 Nominees for Class I Directors

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Kathleen A. Hogenson and Lisa A. Stewart for election as Class I Directors, to serve until the 2024 Annual Meeting. The Board has determined that each of Ms. Hogenson and Ms. Stewart is independent under the New York Stock Exchange ("NYSE") corporate governance rules. Each of the Director nominees currently serves on the Board. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The Board believes the combination of the various qualifications, skills and experiences of the 2021 Director nominees will contribute to an effective and well-functioning Board. The Board also believes that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business, quality advice and counsel to Cimarex.

Included in each Director nominee's biography is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

The Board of Directors recommends a vote FOR the election of each of the Director nominees.

Cimarex Energy Co.	9

ITEM 1: ELECTION OF DIRECTORS

About the Director Nominees

KATHLEEN A. HOGENSON

Director Since 2019 | Age 60 | Independent

Committees of the Board:

▪

Audit

▪

Nominating and Corporate Governance

Current Public Company Directorships:

▪

First Quantum Minerals Ltd.

▪

Verisk Analytics Inc.

Former Public Company Directorships

(within the last five years):

▪

Petrofac Ltd.

Core Competencies:

▪

Exploration and Development

▪

Information Technology

▪

Environmental, Health and Safety

▪

Financial Reporting Experience

▪

Executive Compensation

▪

Finance/Investment Banking

▪

Public Company Executive Experience

▪

Corporate Governance

Ms. Hogenson has served since February 2007 as President and Chief Executive Officer at Zone Oil & Gas LLC, an independent oil and gas advisory firm focused on acquisition, exploration, development, production optimization and the operation of oil and gas properties. In 2007, she co-founded Zone Energy LLC, an upstream oil and gas operations company that was sold in 2015.

Since 2017, Ms. Hogenson has served as a Director for First Quantum Minerals Ltd., a public Canadian-based mining and metals company traded on the Toronto Stock Exchange. Since 2016, she also has served as a Director for Verisk Analytics Inc. a publicly traded company on the Nasdaq. From 2013 to 2016, Ms. Hogenson served as a Director of Petrofac Ltd., an international oilfield services company listed on the London Stock Exchange. From 2001 to 2007, Ms. Hogenson served as President and Chief Executive Officer of Santos USA Corp, the U.S. subsidiary of a publicly traded Australian natural gas producer. From 1998 to 2001, Ms. Hogenson held various positions at Unocal Corp., including Vice President of Technology, Global Chief Engineer Reservoir, and Manager, Global Reservoir Technology.

Key Attributes, Experience and Skills

Ms. Hogenson's over 35 years of experience in the oil and gas industry and extensive leadership roles are key attributes that make her well qualified to serve as a Director of the Company.

10	2021 Notice of Annual Meeting and Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

LISA A. STEWART

Director Since 2015 | Age 63 | Independent

Committees of the Board:

▪

Compensation

▪

Nominating and Corporate Governance

Current Public Company Directorships:

▪

Jadestone Energy

▪

Western Midstream Partners, LP

Former Public Company Directorships

(within the last five years):

▪

Talisman Energy, Inc.

Core Competencies:

▪

Exploration and Development

▪

Environmental, Health and Safety

▪

Financial Reporting Experience

▪

Executive Compensation

▪

Finance/Investment Banking

▪

Public Company Executive Experience

▪

Investor Relations

Ms. Stewart is Executive Chairman of Sheridan Production Partners, a privately-owned oil and gas operating company she founded in 2006. From its founding in 2006 to April 2020, Ms. Stewart served as Chairman and Chief Investment Officer, and also served as President and Chief Executive Officer from December 2016 to April 2020. Since September 2020, Ms. Stewart has served as a Director of the general partner of Western Midstream Partners, LP, a publicly traded master limited partnership formed to acquire, own, develop and operate midstream energy assets. Since December 2019, Ms. Stewart has served as a Director of Jadestone Energy, an upstream oil and gas company in the Asia Pacific region, which focuses on production and near-term development assets. Jadestone Energy is headquartered in Singapore and is publicly traded on the Alternative Investment Market, a sub-market of the London Stock Exchange. From 2009 until its acquisition in May 2015, Ms. Stewart served as a Director on the Board of Talisman Energy, Inc., a Canadian oil and gas exploration and production company traded publicly on the NYSE and the Toronto Stock Exchange. From 2004 to 2006, Ms. Stewart served as Executive Vice President of El Paso Corporation and President of El Paso E&P. From 1984 to 2004, Ms. Stewart served Apache Corporation in various capacities, including most recently as Executive Vice President, with responsibilities in Apache Corporation's reservoir engineering, business development, land, environmental, health and safety, and corporate purchasing departments.

In September 2019, Sheridan Holding Company II LLC and eight related debtors filed a Chapter 11 bankruptcy case in the Southern District of Texas. In March 2020, Sheridan Holding Company I LLC and eight related debtors filed a Chapter 11 bankruptcy case in the South District of Texas. Both cases were concluded in the first quarter of 2020. These entities are related to Sheridan Production Partners and Ms. Stewart was Executive Chairman, and was President, Chief Executive Officer and Chief Investment Officer of the debtor entities at the time of the bankruptcy filing.

Key Attributes, Experience and Skills

Ms. Stewart's nearly 40 years of experience in the oil and gas industry, including in reservoir engineering, business development, land and EH&S, and extensive leadership roles are key attributes that make her well qualified to serve as a Cimarex Director.

Cimarex Energy Co.	11

ITEM 1: ELECTION OF DIRECTORS

Continuing Directors – Class II – Term Expires 2022

HANS HELMERICH

Director Since 2002 | Age 62 | Independent

Committees of the Board:

▪

Compensation

▪

Nominating and Corporate Governance

Current Public Company Directorships:

▪

Chairman of Helmerich & Payne, Inc.

Former Public Company Directorships

(within the last five years):

▪

Atwood Oceanics, Inc.

Core Competencies: ▪ Oilfield Services ▪ Exploration and Development ▪ Corporate Governance ▪ Public Company Executive Experience ▪ Executive Compensation

Mr. Helmerich has served as Chairman of Helmerich & Payne, Inc. ("H&P") since March 2012 and as a Director since 1987. H&P is a publicly held company primarily engaged in contract drilling services for oil and gas exploration and production companies. H&P uses drilling rigs it designs and builds and is one of the major land and offshore platform drilling companies in the world. After joining H&P in 1981, Mr. Helmerich served as CEO from 1989 to March 2014 and as President from 1989 to March 2012. H&P's exploration and production business was merged into Cimarex in 2002.

Mr. Helmerich served as Director of Atwood Oceanics, Inc., an international offshore drilling company traded on the NYSE, located in Houston, Texas, from 1989 to 2017 prior to its merger with Ensco plc. From 2006 to 2020, Mr. Helmerich served as a Trustee of The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin.

Key Attributes, Experience and Skills

Mr. Helmerich's background with the drilling sector of the oil and gas business provides the Board with insight into an aspect of Cimarex's business that represents a significant expenditure in Cimarex's capital budget. His over 25 years of executive experience provide a strong background for his service on Cimarex's Board and on the Compensation Committee. In addition, his service as a Director and Chairman of H&P, as a Trustee of The Northwestern Mutual Life Insurance Company and his former service as a Director of Atwood Oceanics, Inc. provides him with additional experience and knowledge to serve as a Director.

12	2021 Notice of Annual Meeting and Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

HAROLD R. LOGAN, JR. (Lead Director)

Director Since 2009 | Age 76 | Independent

Committees of the Board:

▪

Audit

▪

Nominating and Corporate Governance (Chair)

Current Public Company Directorships:

▪

Board of Supervisors of Suburban Propane Partners, L.P.

Former Public Company Directorships

(within the last five years):

▪

Graphic Packaging Holding Co.

▪

Chairman of InfraREIT, Inc.

Core Competencies: ▪ Corporate Governance ▪ Financial Reporting Experience ▪ Executive Compensation ▪ Finance/Investment Banking ▪ Public Company Executive Experience ▪ Midstream

Mr. Logan currently serves as a Director of the Board of Supervisors of Suburban Propane Partners, L.P. and has served as a Director of that company since 1996. From January 2007 to January 2021 he served as Chairman of the Board of Supervisors of Suburban Propane Partners, L.P. Mr. Logan also is a Director of one private company – Hart Energy Publishing (publisher of Oil and Gas Investor and other energy publications). From 2003 to 2017, Mr. Logan served as a Director of Graphic Packaging Holding Co., a publicly held company located in Atlanta, Georgia, and predecessor companies. From 2008 until it sold its last investment and closed in 2018, he served as Director of Basic Materials and Services LLC, a privately held company that invested in companies providing specialized services for the pipeline construction and sand/silica industries. From February 2018 until its sale in June 2019, Mr. Logan served as Chairman of InfraREIT, Inc., a publicly held real estate investment trust that owned utility assets (electric transmission lines) in Texas. From 2015 to February 2018 he had served as Lead Director for InfraREIT, Inc.

Mr. Logan was a co-founder of TransMontaigne in Denver, Colorado in 1995 and was its Chief Financial Officer, Executive Vice President, and Treasurer, through 2002. He served as a Director of TransMontaigne from 1995 to 2006 and Chairman of its Finance Committee from 2002 to 2006. From 1987 to 1994, he was Senior Vice President/Finance, Chief Financial Officer, and a Director of Associated Natural Gas Corporation. Prior to that, Mr. Logan was an investment banker with Dillon Read & Co. Inc. and Rothschild, Inc.

Since 1998, Mr. Logan has been a Director of ten public companies and has served on numerous audit, compensation, and governance committees.

Key Attributes, Experience and Skills

Mr. Logan's education and his over 40 years of investment banking/venture capital and financial management experience provide him with a comprehensive understanding of business and finance. Mr. Logan's expertise and experience have been relevant to his responsibilities of providing oversight and advice to the management of public companies, and are of particular benefit to his roles as Cimarex's Lead Director and as a member of Cimarex's Audit Committee.

Cimarex Energy Co.	13

ITEM 1: ELECTION OF DIRECTORS

MONROE W. ROBERTSON

Director Since 2005 | Age 71 | Independent

Committees of the Board:

▪

Audit (Chair)

▪

Nominating and Corporate Governance

Former Public Company Directorships:

(within the last five years):

▪

Earthstone Energy, Inc. (formerly named Basic Earth Science System)

Core Competencies: ▪ Corporate Governance ▪ Financial Reporting Experience ▪ Executive Compensation ▪ Finance/Investment Banking ▪ Public Company Executive Experience ▪ Exploration and Development

Mr. Robertson retired from Key Production Company, Inc. ("Key") (one of two companies whose merger created Cimarex in 2002) after co-founding and serving for 10 years with Key. While with Key, he held the positions of President, Chief Operating Officer, Senior Vice President and Principal Financial Officer. Mr. Robertson has served in executive capacities with three other public energy companies: Apache Corporation, Gulf Oil Corporation and Terra Resources, Inc.

Mr. Robertson was a Director of Earthstone Energy, Inc. (formerly named Basic Earth Science System) from 2007 to 2014. During his service as a Director of Earthstone Energy, Inc., he was Chair of the Audit Committee and a member of the Compensation and Nominating Committee.

Key Attributes, Experience and Skills

Mr. Robertson has comprehensive knowledge of the financial and operational sides of the exploration and production business and experience as the Principal Financial Officer of Key, which is of considerable value in his service as Chairman of the Audit Committee.

14	2021 Notice of Annual Meeting and Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Continuing Directors – Class III – Term Expires 2023

PAUL N. ECKLEY Director Since 2019 | Age 66 | Independent Committees of the Board: ▪ Compensation ▪ Nominating and Corporate Governance	Core Competencies: ▪ Corporate Governance ▪ Financial Reporting Experience ▪ Executive Compensation ▪ Finance/Investments ▪ Public Company Executive Experience ▪ Risk Management

Mr. Eckley was Senior Vice President – Investments at State Farm® Corporate Headquarters in Bloomington, Illinois from 1998 until his retirement in September 2020. Mr. Eckley joined State Farm in 1977 as an investment analyst. He was promoted to Investment Officer in 1990 and then Vice President – Common Stocks in 1995.

Mr. Eckley was a Director of the Emerging Markets Growth Fund owned by the Capital Group from 2005 until November 2016, including serving as Chairman of the Board of that Fund from January 2014 through November 2016.

Key Attributes, Experience and Skills

Mr. Eckley's 43 years of experience in investments in public and private companies, including companies in the oil and gas industry, and extensive leadership roles are key attributes that make him well qualified to serve as a Director of the Company.

Cimarex Energy Co.	15

ITEM 1: ELECTION OF DIRECTORS

THOMAS E. JORDEN Director since 2011 | Age 63 Chairman, Chief Executive Officer and President, Cimarex Energy Co.

Core Competencies:

▪

Exploration and Development

▪

Environmental, Health and Safety

▪

Government and Regulatory

▪

Industry Background

▪

Investor Relations

▪

Public Company Executive Experience

▪

Risk Management

Mr. Jorden is the Chairman of the Board, Chief Executive Officer and President of Cimarex. He has served Cimarex in various capacities since September 2002. He was elected Chief Executive Officer in September 2011 after serving as Executive Vice President-Exploration from 2003 to 2011 and as Vice President-Exploration from 2002 to 2003. Mr. Jorden also serves on the Board of Trustees of the Colorado School of Mines and other private boards.

Key Attributes, Experience and Skills

Mr. Jorden brings to the Board over 35 years of experience in the oil and gas exploration and production industry and, as our Chief Executive Officer, a deep understanding of our business, operations and long-term strategic issues and goals. Mr. Jorden holds undergraduate and graduate degrees in geophysics. His service on the Board creates an important link between management and the Board.

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ITEM 1: ELECTION OF DIRECTORS

FLOYD R. PRICE

Director Since 2012 | Age 72 | Independent

Committees of the Board:

▪

Compensation (Chair)

▪

Nominating and Corporate Governance

Current Public Company Directorships:

▪

Tamarack Valley Energy Ltd.

Core Competencies: ▪ Exploration and Development ▪ Financial Reporting Experience ▪ Executive Compensation ▪ Finance/Investment Banking ▪ Public Company Executive Experience ▪ Corporate Governance

Mr. Price held various positions with Apache Corporation from 1991 through 2009, including Executive Vice President and Corporate Exploration Officer; President, Apache Canada; President, Apache International; and Exploration Manager. Apache Corporation, with headquarters in Houston, Texas, is an oil and gas exploration and production company with domestic and international operations. Since 2010, Mr. Price has served as Chairman of the Board and as a member of the audit, reserves and compensation/governance committees of Tamarack Valley Energy Ltd. ("Tamarack"), Calgary, Alberta, Canada, a publicly held company traded on the Toronto Stock Exchange. Tamarack is involved in the identification, evaluation and operation of resource plays in the Western Canadian sedimentary basin. From June 2010 to January 2013, Mr. Price served as a Director and Chairman of the Board of Gastar Exploration, Inc. ("Gastar"), then a publicly held company located in Houston, Texas. Mr. Price also served on the compensation and governance, audit and reserves committees of the Board at Gastar.

Key Attributes, Experience and Skills

Mr. Price has over 40 years of domestic and international experience in the exploration and production business. Mr. Price has held leadership positions with a large public oil and gas company. His experience during the past ten years serving as a Director of public and private companies also provides him with invaluable board skills and experience. Mr. Price brings extensive oil and gas exploration, operations, management and financial experience to Cimarex's Board and the Compensation Committee.

Cimarex Energy Co.	17

ITEM 1: ELECTION OF DIRECTORS

FRANCES M. VALLEJO

Director Since 2017 | Age 55 | Independent

Committees of the Board:

▪

Audit

▪

Nominating and Corporate Governance

Current Public Company Directorships:

▪

Crestwood Equity Partners LP

Core Competencies:

▪

Exploration and Development

▪

Financial Reporting Experience

▪

Corporate Finance

▪

Mergers and Acquisitions

▪

Risk Management

▪

Corporate Governance

▪

Corporate Planning and Budgets

▪

Public Company Executive

▪

NACD Governance Fellow

Ms. Vallejo is a former executive officer of ConocoPhillips, an independent exploration and production company. Beginning in 1987, she held various positions with both ConocoPhillips and Phillips Petroleum Company, which merged with Conoco Inc. to form ConocoPhillips in August 2002. She served as Vice President Corporate Planning and Development from April 2015 until December 2016 and as Vice President and Treasurer from October 2008 until March 2015. Prior to October 2008, she served as General Manager – Corporate Planning and Budgets, Vice President Upstream Planning & Portfolio Management, Assistant Treasurer, Manager Strategic Transactions, and in other geophysical, commercial, and finance roles. Since February 2021, Ms. Vallejo has served as a director of the general partner of Crestwood Equity Partners LP, a publicly traded master limited partnership that owns and operates oil and gas midstream assets located primarily in the Bakken Shale, Delaware Basin, Powder River Basin, Marcellus Shale and Barnett Shale. From 2010 until 2016, Ms. Vallejo served as a member of the Board of Trustees of Colorado School of Mines and she currently serves or has served on boards of other charitable associations. Ms. Vallejo also serves on the Executive Committee (fiduciary body) of the Colorado School of Mines Foundation.

Key Attributes, Experience and Skills

Ms. Vallejo's over 30 years of experience in the oil and gas industry and extensive leadership roles in corporate planning, budgeting, and treasury are key attributes that make her well qualified to serve as a Cimarex Director and a member of the Audit Committee.

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ITEM 1: ELECTION OF DIRECTORS

Summary of Director Core Competencies and Composition Highlights

The following chart summarizes the competencies that the Board considers valuable to effective oversight of the Company and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the Director does not possess that qualification, skill or experience. While each Director is knowledgeable in these areas, the indicator represents a core competency that the Director brings to our Board.

Cimarex Energy Co.	19

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

We believe good corporate governance promotes the long-term interests of shareholders, strengthens Board and management accountability, and helps build public trust. Cimarex's website (www.cimarex.com) includes materials that are helpful in understanding our corporate governance practices:

▪	Corporate Governance Guidelines	▪	Corporate Bylaws
▪	Code of Business Conduct and Ethics	▪	Stock Ownership Guidelines
▪	Complaint and Reporting Procedures	▪	Background and Experience of our Board of Directors
▪	Committee Charters	▪	Background and Experience of Executive Management
▪	Proxy Access

Corporate Governance Highlights

8 of 9 continuing Directors are independent	Disclosure Committee for financial reporting
Majority voting for Directors resignation policy	Board and Audit Committee risk oversight
Proposing Declassification of Board	Compensation risk assessment
Combined Chairman and CEO	Review of related party transactions
Independent Lead Director	Non-hedging and non-pledging policies
Diverse Board skills and experience	Clawback policy
Annual Board and committee self-evaluations	Management and Director stock ownership guidelines
Periodic consultant review of Board skills	No tax gross-ups
Annual equity grants to Directors	Proxy access
Annual Board education	Active shareholder engagement
Board refreshment efforts with five new directors since 2012	Increased gender and ethnic diversity of Board

As highlighted above, the Company is proposing declassifying the Board and provide that all directors be elected annually beginning with our 2024 annual meeting. This proposal is an outcome of our shareholder engagement efforts, and demonstrates our commitment to enhancing our corporate governance policies.

In addition, to support the Company's elevated focus on environmental and safety performance, our Board of Directors established a new Environmental, Health and Safety Committee. The committee has oversight of the Company's approach to health, safety and environmental (HSE) policies and programs and key HSE risks, as well as overseeing our corporate disclosures.

Shareholder Engagement

Cimarex's relationships with its shareholders are an important part of our corporate governance profile, and we recognize the value of taking their views into account. Engagement with shareholders helps us understand the larger context and the impact of our operations, learn about expectations for our performance, assess emerging issues that may affect our business or other aspects of our operations, and shape corporate and governance policies.

At the 2020 Annual Meeting of Shareholders, 96% of the votes cast were in favor of the advisory vote to approve executive compensation. In addition to the advisory vote, as part of our regular shareholder

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CORPORATE GOVERNANCE

engagement, we consider and discuss with shareholders a number of matters throughout the year, including executive compensation and environmental, social and governance ("ESG") issues. In the first quarter of 2021, we reached out to 11 shareholders owning approximately 36% of our outstanding common stock to discuss ESG issues. Six of those shareholders holding 18% of our common stock accepted our invitation and participated in calls. The feedback from these meetings was provided to the Board of Directors and the Compensation Committee considered the feedback when reviewing executive compensation practices and ESG issues.

The Compensation Committee considered the results of the advisory votes on executive compensation in 2019 and 2020 and the discussions with shareholders. Based on these results and discussions, the Committee believes our shareholders generally support the Committee's compensation decisions in 2019 and early 2020, which addressed concerns raised in connection with the 2019 shareholder advisory vote on executive compensation, and shareholders are satisfied with Cimarex's executive compensation programs. See "CD&A—Key 2020 Compensation Actions" below.

Based on shareholder engagement in previous years, we did the following:

▪
Enhanced our executive compensation program and disclosures;
▪
Enacted the "proxy access" shareholder proposal acted upon in 2015;
▪
Added disclosures concerning methane emissions to our website in response to a shareholder proposal concerning fugitive methane reporting that was made in December 2015 and subsequently withdrawn;
▪
Updated our disclosures concerning environmental, social and governance ("ESG") issues, including air quality, hydraulic fracturing, seismicity, spill prevention, water resource management, safety and health, community impact, community support, employee and Board diversity, and shareholder protection measures;
▪
Added short term incentive compensation metrics based on reducing emissions beginning in 2019;
▪
Proposed at 2021 annual meeting of shareholders to amend and restate our certificate of incorporation to provide for the annual election of all directors;
▪
Established Environmental, Health and Safety Committee; and
▪
Proposed declassifying the Board of Directors.

Director Qualifications and Recruitment

The Board is committed to recruiting and nominating directors for election who will collectively provide the Board with the necessary diversity of skills, backgrounds and experiences to meet Cimarex's ongoing needs and support oversight of our business strategy and priorities. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of Cimarex's business or related industries and such other factors that the Nominating and Corporate Governance Committee determines are pertinent in light of the needs of the Board. The Nominating and Corporate Governance Committee also considers the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities to Cimarex. Our Nominating and Corporate Governance Committee Charter specifically includes diversity of gender and ethnic background in the list of desirable attributes sought in our Board composition. The Nominating and Corporate Governance Committee has focused on Board refreshment with five new Directors being recruited since 2012, with increased gender and ethnic diversity.

Cimarex Energy Co.	21

CORPORATE GOVERNANCE

Although all current Directors have extensive oil and gas experience, either as company executives or investors, their experience is with companies with widely different operating strategies than those of Cimarex. This diversity and depth of experience benefits our Board in executing its duty of oversight and guidance.

▪
Shareholder Nominations of Director Candidates

Cimarex's Bylaws permit a group of up to 20 shareholders collectively beneficially owning more than 3% of Cimarex's outstanding shares for at least three consecutive years to nominate up to two candidates for inclusion in Cimarex's proxy materials by following the procedures set forth in the proxy access provisions in Article III, Section 2A of our Bylaws (the "Proxy Access Policy"). For more information on proxy access and other procedures to recommend candidates to Cimarex's Board of Directors, see "General Information—Director Nominations for the 2022 Annual Meeting of Shareholders."

Board of Directors and its Committees

Cimarex is governed by its Board of Directors, which is led by our Chairman of the Board and CEO, and its three committees. Cimarex also has a Lead Director, who is chosen annually by the Board from our independent Directors. The structure of the Board and the responsibilities of its committees are described in detail below.

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CORPORATE GOVERNANCE
▪
Our Board

				Committee Memberships (Independent Directors Only)

DIRECTOR NOMINEES	AGE	DIRECTOR SINCE	TERM EXPIRES	Audit	Compensation	Nominating and Corporate Governance

Kathleen A. Hogenson(Independent Director) President and Chief Executive Officer, Zone Oil & Gas LLC	60	2019	2021	•		•

Lisa A. Stewart(Independent Director) Executive Chairman and former President, Chief Executive Officer and Chief Investment Officer, Sheridan Production Partners	63	2015	2021		•	•

Continuing Directors

Paul N. Eckley (Independent Director) Retired, former Senior Vice President—Investments, State Farm	66	2019	2023		•	•

Hans Helmerich (Independent Director) Chairman and former Chief Executive Officer, Helmerich & Payne, Inc.	62	2002	2022		•	•

Thomas E. Jorden Chairman, Chief Executive Officer and President, Cimarex Energy Co.	63	2011	2023

Harold R. Logan, Jr. (Independent Director) Independent Lead Director and Chair of Nominating and Corporate Governance Committee of Cimarex; Chairman, Suburban Propane Partners, L.P.	76	2009	2022	•		Chair

Floyd R. Price (Independent Director) Chair of Compensation Committee of Cimarex; Retired, former executive officer, Apache Corporation	72	2012	2023		Chair	•

Monroe W. Robertson (Independent Director) Chair of Audit Committee of Cimarex; Retired, former President and Chief Operating Officer, Key Production Co.	71	2005	2022	Chair		•

Frances M. Vallejo (Independent Director) Retired, former Vice President, ConocoPhillips	55	2017	2023	•		•

Cimarex Energy Co.	23

CORPORATE GOVERNANCE
▪
Board Leadership Structure

Chairman of the Board: Duties and Responsibilities

▪ Preside over Board meetings.	▪ Call special meetings of the Board.
▪ Approve agenda for Board meetings with input from the Lead Director.	▪ Preside over shareholder meetings.
▪ Facilitate and participate in formal and informal communications with and among Directors.

Lead Director: Duties and Responsibilities

▪ Preside over all Board meetings at which the Chairman of the Board is not present.	▪ Act as Chairman of the Nominating and Corporate Governance Committee.
▪ Solicit agenda items from non-management Directors, review Board meeting agenda and materials, and provide input to the Chairman of the Board.	▪ Act as liaison between the Chairman and the Directors and facilitate communication among the full Board.
▪ Call meetings of non-management Directors and, as appropriate, set the agenda.	▪ Review shareholder communications directed to the Board and take appropriate action.
▪ Preside over all meetings of non-management Directors and over all executive sessions of non-management Directors.	▪ Retain outside advisors and consultants, who report directly to the Board on Board-wide issues.

The Board believes having a combined Chairman/CEO and an independent Lead Director, who have the duties described above, best serve the interests of our shareholders because this structure provides an appropriate balance between strategy development and independent oversight of management.

Thomas Jorden was elected Chief Executive Officer on September 30, 2011 and Chairman of the Board on August 14, 2012. He has served as an executive officer of Cimarex since its formation in 2002. He has considerable knowledge and experience gained through his executive positions with Cimarex and prior industry experience. This knowledge and experience allow him to focus the activities of the Board on matters most relevant to the success of Cimarex.

The Compensation Committee is comprised entirely of independent Directors. When the Board acts on the Compensation Committee's recommendation for compensation of the Chairman/CEO, it acts without the Chairman/CEO being present.

The substantial experience and background of our independent Directors ensure their active and knowledgeable involvement in Board matters. This involvement, and the presence and involvement of our Lead Director, provide the Board with a strong and independent point of view.

▪
Board Committees

The committees of the Board are comprised entirely of independent Directors. The primary responsibilities of the committees are described below. The committees are governed by Board-approved charters stating

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CORPORATE GOVERNANCE

the committees' responsibilities. Copies of the committees' charters are available on our website at www.cimarex.com.

Audit Committee	Primary Responsibilities:	Meetings in 2020: 8
▪ Appoints independent auditors;
Members: Monroe W. Robertson (Chair)	▪ Approves the nature and scope of services of independent auditors and reviews the range of fees for such services;
Kathleen A. Hogenson Harold R. Logan, Jr.	▪ Assists the Board in oversight and monitoring the performance of the internal audit function;
Frances M. Vallejo	▪ Reviews qualifications and independence of the auditors;

▪

Reviews and discusses with independent auditors (i) the auditors' responsibilities and management's responsibilities in the audit process, (ii) the overall audit strategy, (iii) the scope and timing of annual audit, and (iv) any significant risks identified during the independent auditors' risk assessment procedures;

▪ Assists the Board in monitoring the integrity of financial statements;
▪ Monitors compliance with legal and regulatory requirements;
▪ Reviews and reports to Board on corporate and financial risk processes;
▪ Monitors the process related to ongoing litigation matters; and

▪

With the Company's management and (if applicable) an independent petroleum engineering consulting firm, reviews the Company's annual process of estimating and reporting quantities of oil and gas reserves.

The Board of Directors has determined that each of the members of the Audit Committee is financially literate and independent as defined by the rules of the SEC and the NYSE. The Board also has determined that each of Ms. Hogenson, Mr. Logan, Mr. Robertson and Ms. Vallejo is an "audit committee financial expert" as defined by the SEC's rules.

Cimarex Energy Co.	25

CORPORATE GOVERNANCE

Compensation	Primary Responsibilities:	Meetings in 2020: 10
Committee	▪ Recommends CEO and executive officer cash compensation for approval by the Board;
Members: Floyd R. Price (Chair) Paul N. Eckley Hans Helmerich Lisa A. Stewart

▪

Recommends Director compensation for approval by the Board;

▪

Reviews and recommends to the Board that the Compensation Discussion and Analysis be included in our proxy statement;

▪

Determines amount and terms of equity awards;

▪

Reviews and approves long-term incentive plans;

▪

Reviews relationship of compensation to risk;

▪

Approves the nature and scope of services of independent compensation consultants; and

▪

Develops plans for managerial succession.

As part of its compensation functions, the Compensation Committee has increased its oversight of compensation of all employees, including its review of the Company's practices to ensure compensation is equitable.

Compensation Committee Interlocks and Insider Participation. Hans Helmerich, a member of the Compensation Committee, was an executive officer of Cimarex from February 14, 2002 until September 30, 2002. Cimarex was formed on February 14, 2002 as a wholly-owned subsidiary of Helmerich & Payne, Inc. ("H&P") for the purpose of facilitating a spinoff by H&P of its oil and gas exploration and production business. Cimarex became a publicly traded company on September 30, 2002, at which time Mr. Helmerich resigned as an executive officer.

Nominating and	Primary Responsibilities(Nominating Functions):	Meetings in 2020: 4
Corporate Governance Committee Members: Harold R. Logan, Jr. (Chair) Paul N. Eckley Hans Helmerich Kathleen A. Hogenson Floyd R. Price Monroe W. Robertson Lisa A. Stewart Frances M. Vallejo

▪

Determines desired Board skills and attributes;

▪

Recommends candidates to serve on the Board and to stand for election at annual meeting of shareholders or to fill a vacancy occurring between meetings;

▪

Considers shareholder nominees for election to the Board; and

▪

Recommends Board committee appointments.

Primary Responsibilities (Governance Functions):

▪

Develops and implements policies and processes regarding corporate governance matters; and

▪

Oversees annual Board and Committee evaluations.

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CORPORATE GOVERNANCE

Environmental,	Primary Responsibilities:	Meetings in 2020: NA
Health and Safety Committee Members: Paul N. Eckley Hans Helmerich Kathleen A. Hogenson Harold R. Logan, Jr. Floyd R. Price Monroe W. Robertson Lisa A. Stewart Frances M. Vallejo

▪

Provide assistance to the Board of Directors' oversight of the Company's policies, programs and initiatives on the environment, health and safety;

▪

Overseeing and providing recommendations to the Board of Directors regarding environmental, health and safety policies and programs, including technological innovations and related risks;

▪

Monitoring and reviewing environmental matters and trends in such matters that affect the Company's activities and performance;

▪

Reviewing and providing input to management and the Board of Directors regarding the Company's compliance with laws, regulations, policies, programs and practices with regard to environmental, health and safety matters;

▪

Consulting with the Board of Directors and internal and external advisers of the Company, as appropriate, regarding the management of the Company's health, safety and environmental programs, trends in environmental compliance and the economic effect and risks of such trends on the Company's business; and

▪

Reviewing with management reports regarding the Company's efforts to gather data and communicate externally regarding its environmental, health and safety programs, initiatives and outcomes.

Other Governance Matters

▪
Environmental, Social and Governance ("ESG")

While some ESG matters are reviewed by Board Committees, the Board has overall responsibility for the oversight of ESG matters. The Board discusses environmental and safety matters at its regular meetings, receives reports on social matters from management and provides input to management on social issues, and receives reports on governance matters from the Nominating and Corporate Governance Committee, which is comprised of all non-management directors. The Lead Director, who serves as Chair of the Nominating and Corporate Governance Committee, solicits governance topics for presentations to that Committee and the full Board. To assist the Board in its ESG oversight, in February 2021, the Board formed the Environmental, Health and Safety Committee ("EHS Committee"). The EHS Committee is comprised of all independent Directors and plans to meet periodically between quarterly Board meetings to perform the duties described above. A copy of the EHS Committee's charter is available on our website.

Cimarex Energy Co.	27

CORPORATE GOVERNANCE
▪
Director Education

Directors are encouraged to attend continuing education programs designed to enhance the performance and competencies of individual Directors and the Board of Directors. Directors have participated in various corporate director and compliance programs held by governance organizations, including the NYSE and the National Association of Corporate Directors ("NACD"). Ms. Vallejo, a member of our Board, Audit Committee and Nominating and Corporate Governance Committee, became a NACD Governance Fellow in 2019. NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insights, intelligence, and leading boardroom practices.

▪
Director Attendance

During 2020, the Board of Directors met 16 times. The increased number of meetings compared to prior years was due to the Board's increased oversight of matters related to the COVID-19 pandemic and the oil and gas demand destruction resulting from the pandemic as well as the March 2020 oil price war between Saudi Arabia and Russia. During 2020, the Board had three Committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. During 2020, each Director attended greater than 75% of the meetings of the Board and the Board Committees on which he or she served. All Board members are expected to attend the Annual Meeting and all directors attended the May 2020 Annual Meeting.    Also, both Director Emeriti attended greater than 75% of the Board meetings.

▪
Executive Sessions

The independent Directors meet in executive session at each regularly scheduled Board meeting. The Lead Director presides over executive sessions. During 2020, 10 executive sessions were held, without the CEO or any member of management present, and all of the independent Directors attended each session that occurred. These sessions allow independent Directors to review the CEO's performance and compensation and to discuss issues of importance to Cimarex, including the business and affairs of Cimarex, as well as matters concerning management.

▪
Risk Oversight

The Board has overall responsibility for risk oversight. In carrying out its responsibility, the Board has requested that the Audit Committee discuss with management and report to the Board with respect to:

▪
Processes Cimarex follows to mitigate corporate risks, including operational risks, such as environmental, health and safety (EHS), pipeline takeaway, technology and cyber security, legal, and capital investment risk;
▪
Guidelines and processes pertaining to financial risk assessment, including market risk from commodity price volatility, climate change, counterparty exposure and liquidity, and accounting risks such as accurate reserve exposure, financial reporting and internal controls;
▪
Steps management takes to measure, monitor and control financial risk exposures; and
▪
Management's conclusion as to the effectiveness of the guidelines and processes utilized to mitigate such corporate and financial risks and exposures.

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CORPORATE GOVERNANCE

In addition, at each of the Board's four regularly scheduled meetings held during the year, management provides the Board with an overview of Cimarex's operations, financial results, risks and risk mitigation efforts, and other aspects of its business. Significant strategic considerations, such as material acquisitions or mergers, are brought to the Board for deliberation and, as appropriate, decisions. In 2020, the Board enhanced its risk oversight role in response to the impacts of the COVID-19 pandemic and oil and gas demand destruction as well as the March 2020 oil price war between Saudi Arabia and Russia on the world economy and the Company's business. The Board held 8 special meetings at which it reviewed risks to the Company and its employees including:

▪
Protecting employee and contractor health in the face of COVID-19;
▪
Protecting the Company's financial position in the face of falling commodity prices;
▪
Ensuring continuity of oil and gas production;
▪
Protecting information technology infrastructure from increased risks of remote working; and
▪
Ensuring compliance with applicable laws and contracts.

The Audit Committee, at its December 3, 2020 meeting, reviewed, discussed and, at the Board meeting that day, reported to the Board about corporate, operational and financial risks and Cimarex's processes for mitigation of these risks.

▪
Compensation Risk Oversight

In February 2021, the Compensation Committee performed a thorough review of the possible connection between compensation and excessive risk taking. The Compensation Committee's review covered Cimarex's compensation policies and practices covering executive and non-executive employees to determine whether the policies and practices encourage excessive risk taking by employees. The Committee's analysis included a review and discussion of the following:

▪
The metrics for determining incentive awards;
▪
Participants in the Company's compensation programs;
▪
How the Company determines compensation pools and individual awards;
▪
The maximum individual award potential (maximum individual incentive to take risk);
▪
The maximum possible cost if awards were paid at maximum levels (maximum cost exposure);
▪
The decision-making and approval process; and
▪
The systemic limitations through Company business processes on the ability of employees to take excessive risks in order to influence compensation.

The Compensation Committee determined that the risks from Cimarex's compensation policies and practices for Cimarex employees are not reasonably likely to have a material adverse effect on Cimarex.

▪
Director Independence and Related Person Transactions

Our Corporate Governance Guidelines require that a majority of our Directors be independent as defined by applicable laws, rules, regulations and listing standards. We comply with the criteria for independence established by the NYSE listing requirements and other governing laws and regulations.

Cimarex Energy Co.	29

CORPORATE GOVERNANCE

The Nominating and Corporate Governance Committee is responsible annually to review the independence of our Directors and any related party transactions. On the basis of this review, the Committee delivers a report to the Board, and the Board makes independence determinations based on the Committee's report.

As a result of this review, the Board has determined that Paul N. Eckley, Hans Helmerich, Kathleen A. Hogenson Harold R. Logan, Jr., Floyd R. Price, Monroe W. Robertson, Lisa A. Stewart and Frances M. Vallejo, representing eight of our nine continuing Directors, are independent of Cimarex and its management. Thomas E. Jorden is not independent because of his employment as CEO of Cimarex.

In making these determinations, the Board considered that, in the ordinary course of business, relationships and transactions may occur between Cimarex and entities with which some of our Directors are or have been affiliated. As a result of the Committee's review, certain relationships and transactions are not considered to be material transactions that would impair a Director's independence, including the following:

▪
The Director is an employee of another company that does business with Cimarex, and our annual sales to or purchases from the other company amount to less than 2% of the annual revenues of the other company and that such sales to or purchases from the other company are part of our ordinary course of business and conducted in the same manner as we obtain services from other companies that provide similar services; or
▪
The Director is a director (but not an employee) of another company that does business with Cimarex.

Hans Helmerich is the non-executive Chairman of the Board, and until March 5, 2014 was the CEO, of Helmerich & Payne, Inc. ("H&P"), a company with which Cimarex engages in the ordinary course of business transactions. As non-executive Chairman, Mr. Helmerich currently is not an employee of H&P. During H&P's fiscal year ended September 30, 2020, Cimarex paid H&P $36 million for drilling rigs services in arms' length transactions and as part of our ordinary course of business and in the same manner as we obtain services from other companies that provide similar services. The aggregate amount of the payments represented 2.0% of H&P's revenue during that period. The Nominating and Corporate Governance Committee reviewed these transactions and concluded: (i) the transactions are proper and not material when compared to Cimarex's total drilling and completions costs and H&P's total revenues; (ii) the transactions occurred in the ordinary course of business and at arms' length; (iii) the Board does not review or approve drilling service contracts or arrangements; (iv) Mr. Helmerich ceased being an employee of H&P in 2014; and (v) Mr. Helmerich's relationship with H&P does not interfere with his independent judgment as a Director of Cimarex.

▪
Communications with Directors

Shareholders and other interested parties may communicate with our Board by mail directed to our Corporate Secretary or by facsimile (720) 403-9383. All communications will be forwarded to the Lead Director for the Lead Director's review. The Lead Director may take any action the Lead Director deems appropriate or necessary, including, without limitation, forwarding the information to the Board for consideration or, with the concurrence of the Board, retaining independent or outside counsel, accountants or other advisors to address the concern.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY OF COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

OVERVIEW

▪
2020 BUSINESS AND FINANCIAL PERFORMANCE

Oil prices fluctuated dramatically throughout 2020 beginning at $61.06 per barrel on January 1, 2020, dropping dramatically as a result of COVID-19 demand destruction and the oil price war between Saudi Arabia and Russia, trading at negative prices in April 2020, and recovering to $48.52 per barrel at December 31, 2020. Natural gas prices quoted at Henry Hub were also volatile during 2020, beginning the year at $2.19 per Mcf, bottoming below $1.60 per Mcf before increasing to $2.53 per Mcf on December 31, 2020 and continuing to increase in the first few months of 2021. Given declining commodity prices and volatility, the Compensation Committee continued to focus on performance objectives that preserve Cimarex's strong balance sheet, core properties and organization while also stressing improving health, safety and environment metrics. For 2020, specific goal targets and weightings have been added to improve transparency of Compensation Committee decision-making. These goals and our performance are summarized below under "Section 2—Annual Cash Incentive Awards." It is through this hybrid microeconomic and macroeconomic lens that the Committee considered the following 2020 business and financial performance overview when making compensation decisions:

▪
Responded to the highly transmissible and pathogenic coronavirus known as severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) that causes the disease known as COVID-19 and the oil and gas demand destruction caused by the COVID-19 pandemic as well as the March 2020 oil price war between Saudi Arabia and Russia by, among other things:
▪
Implementing safety protocols to protect employees and contractors from COVID-19
▪
Announcing a reduction in our 2020 capital investment budget of 55-60% from our original guidance of $1.25-$1.35 billion and implementing cost-cutting measures to align business operations with lower commodity price environment
▪
Reducing base salary of our CEO by 25% and base salaries of the other executive officers by 15% and the cash compensation of directors by 20% from May 1, 2020 until December 1, 2020
▪
Maintaining our common stock dividend at $0.22 per share per quarter ($0.88 per year)
▪
Reduced Permian Basin flaring volume levels as a percentage of our Permian Basin gross operated gas production from 1.97% in 2019 to 0.90% in 2020, a 54% decrease.
▪
Reduced methane intensity company-wide (the gross volume of our natural gas emissions divided by the gross operated volume of our natural gas production) from 0.258% in 2019 to 0.187% in 2020, a 28% decrease.
▪
Decreased exploration and development expenditures by 56% to $544.9 million in 2020 compared to $1.242 billion in 2019, while year-over-year average daily production decreased 9% to 252.5 thousand barrels of oil equivalent ("MBOE") per day in 2020 compared to 278.5 MBOE per day in 2019. The decreases in expenditures and production were primarily the result of reducing development activities and shutting in wells due to demand destruction from the COVID-19 pandemic.
▪
Year-over-year production revenues decreased 35% to $1.51 billion, which were negatively affected by decreased production and declining commodity prices.

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COMPENSATION DISCUSSION AND ANALYSIS
▪
Incurred a net loss of $1.967 billion in 2020 compared to a net loss of $124.6 million in 2019, primarily from the non-cash ceiling test impairment described below and a goodwill impairment.
▪
Recognized a $1.638 billion non-cash ceiling test impairment of our oil and gas properties primarily due to decreases in the 12-month average trailing commodity prices used in calculating the ceiling test.
▪
Generated cash flow from operating activities of $904.2 million, which was 33% lower than in 2019.
▪
Our Operations group continued optimizing our production and maximizing well profitability. As a result, our production expense declined 7% from $3.34 per barrels of oil equivalent ("BOE") in 2019 to $3.09 per BOE in 2020.
▪
Increased cash on hand to $273.1 million at year-end 2020, up from $94.7 million at year-end 2019.
▪
At year-end 2020, our estimated proved reserves were 14% lower than at year-end 2019 after additions, positive and negative revisions, and production.
▪
Our stock price decreased 29% from $52.49 at year-end 2019 to $37.51 at year-end 2020. The decrease in our stock price led to a lower value for NEOs' long-term equity awards that vested in 2020 compared to the grant date fair value ("GDFV") of those awards in 2017, with the vested shares for NEOs (other than a retired NEO) having a value equal to 20% of the GDFV, which demonstrates the alignment of interests of our NEOs.

▪
HIGHLIGHTS OF EXECUTIVE COMPENSATION PROGRAM POLICIES AND PRACTICES

What We Do	What We Don't Do
Link majority of compensation to performance	No hedging or pledging of Company securities by officers or Directors
Double-trigger change in control severance benefits	No tax gross-up payments upon change in control
Maintain stock ownership guidelines	No excessive perquisites
Retain an independent compensation consultant	No performance metrics that encourage excessive risk taking
Hold annual say-on-pay advisory vote for stockholders
Maintain a clawback policy for cash and equity incentive awards
Incorporate objective goals and specific metrics, including environmental performance metrics, in annual cash incentive awards
Undertake pay equity analyses

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▪
2020 EXECUTIVE COMPENSATION

				Stock Awards ($) (1)			% of Total

Name	2020 Salary (1)(2)	Year End 2020 Base Salary	2020 Annual Cash Incentive Award (1)	Performance- based	Time Vested	Total Compensation (1)(2)(3)	Compensation at Risk (2)(4)

Thomas E. Jorden, CEO	$ 934,870	$ 1,024,650	$ 1,240,000	$ 4,250,000	$ 4,250,000	$ 10,781,093	91%

G. Mark Burford, CFO	$ 495,849	$ 515,000	$ 490,000	$ 1,150,000	$ 1,150,000	$ 3,367,030	85%

John A. Lambuth, EVP	$ 566,803	$ 600,000	$ 570,000	$ 1,550,000	$ 1,550,000	$ 4,304,256	87%

Stephen P. Bell, EVP	$ 518,379	$ 538,400	$ 520,000	$ 1,500,000	$ 1,500,000	$ 4,104,410	87%

Francis B. Barron, SVP	$ 444,434	$ 461,600	$ 440,000	$ 1,000,000	$ 1,000,000	$ 2,962,555	85%

Joseph R. Albi, Former COO (5)	$ 346,097	$ —	$ 310,000	$ —	$ —	$ 722,032	N/A

(1)
From Summary Compensation Table.
(2)
Reflects temporary reductions of salary of 25% for CEO and 15% for other NEOs for the period June 1, 2020 through December 1, 2020 due to impacts of the COVID-19 pandemic and oil and gas demand destruction.
(3)
Includes All Other Compensation from Summary Compensation Table.
(4)
Compensation at risk is based on the sum of 2020 Annual Cash Incentive Award and 2020 Long-Term Incentive Grant Date Fair Value compared to the sum of the 2020 Salary, 2020 Annual Cash Incentive Award, and 2020 Stock Awards grant date fair value for performance-based and time vested awards as disclosed in the Summary Compensation Table.
(5)
Mr. Albi retired as an employee effective July 1, 2020 and received a pro rata share of his 2020 Annual Cash Incentive Award. He did not receive a stock award in December 2020 although he received a prorated equity award as a non-employee Director effective July 1, 2020. See "Potential Payments Upon Change in Control or Termination-Severance Arrangements for Former COO" and "Non-Employee Director Compensation" below.

ELEMENTS AND MIX OF EXECUTIVE COMPENSATION

▪
Principal Elements of Executive Compensation

We principally use three elements to carry out the design of our executive compensation program, collectively referred to as "Total Direct Compensation":

Element		Purpose

Base salary	➜	Ensure best talent through market competitive cash compensation and, when needed, attract new executives.

Annual cash incentive award	➜	Reward executives for short-term financial, operational, and environmental results.

Annual long-term equity award	➜	Retain current executive team and ensure that activities and results are focused on building long-term shareholder value. Half of the grant date fair value of the 2020 long-term equity awards was made in the form of shares of restricted stock that vest based on continued employment and the passage of time, which promotes retention. The other half of the grant date fair value of the 2020 long-term equity awards was made in the form of performance shares that vest based on performance measures tied to absolute and relative stock price performance, which promotes the long-term interests of our shareholders and aligns executives' interests with shareholders' interests.

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COMPENSATION DISCUSSION AND ANALYSIS
▪
Mix of Executive Compensation

Cimarex's executive compensation program directly links the majority of executive compensation to Cimarex's performance through annual and long-term incentives. The diagrams below show the mix of the pay elements for the CEO and other NEOs for fiscal 2020. These diagrams are based on the base salary, annual cash incentive award and annual long-term equity award (performance-based and time-vested stock awards) in the Summary Compensation Table and highlight the substantial portion of the at risk compensation that is only realized if certain performance criteria are met. On this basis, 91% of the CEO's 2020 compensation is at risk and is linked to measured performance criteria. The at-risk compensation consists of 12% annual cash incentive compensation based on 2020 performance and 80% long-term equity incentive compensation that is both time- and performance-based. Note that, due to rounding, these percentages do not add to 100%. The 2020 average compensation mix for the other NEOs was 86% at-risk compensation consisting of 14% annual cash incentive compensation based on 2020 performance and 72% long-term equity incentive compensation that is both time- and performance-based.

2020 TOTAL COMPENSATION MIX

Chief Executive Officer*	Other Named Executive Officers

*
Percentages do not add to 100% due to rounding.

COMPENSATION DISCUSSION AND ANALYSIS

This CD&A describes Cimarex's executive compensation program for 2020. We use this program to retain, motivate and attract, when needed, the executives who lead our business. The annual cash incentive award and long-term incentive award components ensure a direct link to Company performance and shareholder

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value. This CD&A explains how the Compensation Committee (the "Committee") of the Board of Directors made compensation decisions for our executives, including the following NEOs:

Named Executive Officer	Position

Thomas E. Jorden	Chairman of the Board, CEO and President (Principal Executive Officer)

G. Mark Burford	Senior Vice President and CFO (Principal Financial Officer)

John A. Lambuth	Executive Vice President—Exploration

Stephen P. Bell	Executive Vice President—Business Development

Francis B. Barron	Senior Vice President—General Counsel, Corporate Secretary

Joseph R. Albi	Former Executive Vice President—Operations, COO

This CD&A is divided into three sections:

➢	Section 1	discusses our compensation framework, principal elements of executive compensation, and competitive positioning;
➢	Section 2	discusses 2020 and early 2021 actions related to 2020 executive compensation; and
➢	Section 3
discusses the role of the Committee's independent compensation consultant and management in compensation decisions, post-employment compensation, retirement benefits, perquisites and other compensation related issues.

SECTION 1

▪
Our Compensation Framework

Objectives

Our principal business objective is to profitably grow our proved oil and gas reserves and production for the long-term benefit of shareholders while seeking to minimize our impact on the environment and the communities in which we operate. The primary strategy we use to achieve this objective is to reinvest our cash flow from operations at a competitive rate of return while implementing best practices concerning safety and the environment. Our executive compensation program is designed to retain, motivate and attract, when needed, the experienced leaders necessary to carry out this strategy.

Throughout the Company, we focus on attracting high quality personnel who have strong technical competence, are not afraid to contribute new ideas, and work well in a team environment. The Company periodically undertakes studies and analyses of compensation practices across all areas and disciplines within Cimarex. The data confirmed no compensation bias at Cimarex, and every employee is paid equitably for their position regardless of gender, ethnicity, or age.

The Committee also engaged our independent compensation consultant, Longnecker & Associates ("Longnecker"), to analyze the actual delivery of compensation versus the performance of the Company as compared to the Compensation Peer Group (see below, "2020 Compensation Peer Group," for a list of

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COMPENSATION DISCUSSION AND ANALYSIS

these companies). Longnecker concluded that Cimarex had one of the highest correlations of reported compensation to performance out of all the Compensation Peer Group companies.

Design

We design our executive compensation program to:

▪
Align performance incentives with the long-term interests of our shareholders.

We align the long-term interests of our executives with the long-term interests of our shareholders by paying a substantial portion of each executive's total direct compensation in the form of performance-based equity awards. Half the grant date fair value of 2020 long-term equity awards to NEOs was in the form of performance shares with vesting dependent upon absolute and relative stock price performance, meaning the more our shareholders benefit through shareholder returns compared to a defined stock performance peer group, the more our executives benefit through increased vesting of performance-based equity awards. As noted above, based on feedback received during shareholder engagement in 2019 and the results of the 2019 shareholder advisory vote on executive compensation, the Compensation Committee reduced the vesting potential of performance awards granted beginning in December 2019 if the Company's share price declines over the performance period. For performance awards made in December 2020, if the share price declines during the performance period, the potential vesting is reduced by 50% and is capped at 100% of the target number of shares granted regardless of the relative rank of our stock performance among stock performance peer group companies at the conclusion of the performance period. This compares to awards made in 2018 where maximum vesting of 200% could still be attained based on relative stock performance even if the overall share price declines. Also, our Executive Stock Ownership Guidelines require executives to have a meaningful ownership stake in Cimarex, further aligning the interests of our shareholders and our executives.

▪
Provide competitive total direct compensation opportunities that retain, motivate and attract, when needed, executive talent.

We compensate our executives at levels that are competitive with equivalent positions at companies with which we may compete for talent as represented by our Compensation Peer Group (see "2020 Compensation Peer Group" below). In general, when we review base salaries, annual incentive award opportunities, long-term equity awards and total direct compensation, we reference the 50th and 75th percentiles of the Compensation Peer Group to understand the competitive landscape. Actual compensation earned by an executive may be outside this range based on the Company's performance, the individual's achievements and expertise, and industry competition for talented executives. Half the grant date fair value of 2020 long-term equity awards was in the form of shares of restricted stock that vest based on continued employment and the passage of time, which promotes retention of executives.

▪
Link compensation earned to achievement of short-term and long-term financial and operational objectives.

We provide the opportunity for an annual incentive cash award that is designed to reward executive efforts for achieving Company financial, operational and strategic objectives. The portion of our long-term equity incentive awards that vest based on performance measures tied to relative stock price performance, with

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limitations on vesting in the event of an absolute price decline, are designed to encourage above average stock price performance, which aligns executives' interests with shareholders' interests.

▪
Competitive Positioning

In support of our compensation objectives and in order to determine an appropriate total value and mix of pay for executives, we reference the 50th and 75th percentiles of the Compensation Peer Group to understand the competitive landscape. The 50th and 75th percentiles are reference points only; we do not automatically compensate each executive at these levels. Several variables, including individual and division performance, time employed in the position, aggregate professional experience and expertise, annual Company performance and one- and three-year relative stock price performance influence the actual executive compensation decisions. We review our individual NEO and total NEO Total Direct Compensation compared to individual NEO and total NEO Total Direct Compensation of companies in our Compensation Peer Group. Because not all of our NEO positions are directly comparable to NEO positions of companies in our Compensation Peer Group, we believe that reviewing the aggregate Total Direct Compensation of all NEOs provides an appropriate reference for comparative purposes and allows us to compare our total cost of management for all NEOs to our peers' total cost of management.

▪
2020 Compensation Peer Group

The Compensation Peer Group is comprised of companies in the oil and gas industry with market capitalizations and revenues within a range of reasonableness and operating areas similar to ours and with whom we compete for executive and other employee talent. The Committee annually reviews companies in the Compensation Peer Group and modifies the group as appropriate.

In April 2020, the Committee approved the 2020 Compensation Peer Group, which at the time of selection included companies that were within a range of reasonableness comparable to Cimarex. The April 22, 2020 market capitalization of these companies ranged from $119 million to $8.3 billion, and the trailing 12 months' revenue, based on the latest periodic reports filed by these companies with the SEC, ranged from $944 million to $6.4 billion. For the comparable date and period, Cimarex's market capitalization was $2.0 billion and its revenue was $2.4 billion. Longnecker recommended removing two companies, Centennial Resource Development, Inc. ("CDEV") and Antero Resources Corporation ("AR"), that were in the 2019 Compensation Peer Group. The removal of CDEV was due to its management turnover and revenue ($944 million), market capitalization ($119 million), and enterprise value ($1.2 billion) compared to the other companies being outside the range of reasonableness for appropriate peer companies. The recommended removal of AR was due to its market capitalization and the receipt of compensation and dividends by AR's NEOs from AR's midstream master limited partnership. Longnecker also recommended adding two new companies, Ovintiv Inc. ("OVV") and PDC Energy, Inc. ("PDC"), based primarily on both having (1) operational overlap with Cimarex's areas of operations, (2) headquarters in Denver, (3) similar production profiles, and (4) substantial number of common peer companies in their compensation peer

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COMPENSATION DISCUSSION AND ANALYSIS

company groups. The Committee approved these recommendations, resulting in the following 2020 Compensation Peer Group:

Compensation Peer Company	Stock Ticker	Compensation Peer Company	Stock Ticker
Apache Corporation	APA	Ovintiv Inc.	OVV
Cabot Oil & Gas Corporation	COG	Parsley Energy, Inc.	PE
Continental Resources, Inc.	CLR	PDC Energy, Inc.	PDCE
Devon Energy Corporation	DVN	Range Resources Corporation	RRC
Diamondback Energy, Inc.	FANG	WPX Energy, Inc.	WPX
Noble Energy, Inc.	NBL
▪
2020 Stock Performance Peer Group

Under our long-term equity incentive award program, we grant performance-based awards of restricted stock to our NEOs. For grants made in December 2020, the performance measure used to determine the number of shares to be delivered upon vesting is Cimarex's relative stock price performance at the end of the three-year period preceding the December 1, 2023 vesting date when compared to companies in a Compensation Committee-selected group of companies in the exploration and production industry with whom the Company competes for investors and investment capital (the "Stock Performance Peer Group"). In selecting the 2020 Stock Performance Peer Group, the Committee considered the need to replace companies from the 2019 Stock Performance Peer Group that had been acquired or entered into agreements to be acquired so that the peer group was broad enough for a meaningful comparison of relative performance, including companies that compete for capital with Cimarex and operate in the areas where Cimarex operates, and the recommendations of the Committee's compensation consultant. As a result of these considerations, Concho Resources, Inc., Noble Energy, Inc. and WPX Energy, Inc. were removed because they were acquired or were in the process of being acquired, and Centennial Resource Development, Inc. ("CDEV") and Matador Resources Company ("MTDR") were removed due to their sizes and stock price reactions in the market at that time. CNX Resources Corporation ("CNX"), ConocoPhillips ("COP"), Continental Resources, Inc. ("CLR"), Occidental Petroleum Corporation ("OXY"), PDC Energy, Inc. ("PDCE"), and Range Resources Corporation ("RRC") were added to the Stock Performance Peer Group. The Committee's independent compensation consultant agreed with the selected companies. As a result of the companies removed and added, the following are the companies that comprised the Stock Performance Peer Group on December 10, 2020:

Stock Performance Peer Company	Stock Ticker	Stock Performance Peer Company	Stock Ticker
Apache Corporation	APA	EOG Resources, Inc.	EOG
Cabot Oil & Gas Corporation	COG	EQT Corporation	EQT
Cimarex Energy Co.	XEC	Marathon Oil Corporation	MRO
ConocoPhillips	COP	Ovintiv Inc.	OVV
CNX Resources Corporation	CNX	Occidental Petroleum Corporation	OXY
Continental Resources, Inc.	CLR	PDC Energy, Inc.	PDCE
Devon Energy Corporation	DVN	Pioneer Natural Resources Company	PXD
Diamondback Energy, Inc.	FANG	Range Resources Corporation	RRC

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SECTION 2

▪
Summary of 2020 and Early 2021 Compensation Decisions

COMPENSATION ELEMENT	ACTION	RATIONALE
▪ BASE SALARY	No change to CEO's base salary of $1,024,650, with temporary reduction by 25% from June 1, 2020 through December 1, 2020.	Due to the reduced commodity price environment, the impacts of the COVID-19 pandemic and oil and gas demand destruction and despite Mr. Jorden's leadership in maintaining the Company's strong financial position and operational performance through a reduced commodity price environment, as well as his base salary compared to other Compensation Peer Group CEOs, the Compensation Committee (a) did not increase Mr. Jorden's salary in 2020, and (b) temporarily reduced Mr. Jorden's salary by 25% for the period from June 1, 2020 through December 1, 2020.
No change to remaining NEOs' base salaries, with temporary reduction by 15% from June 1, 2020 through December 1, 2020.
No changes were made to base salaries due to the reduced commodity price environment and impacts of the COVID-19 pandemic and oil and gas demand destruction. In addition, due to the impacts of the COVID-19 pandemic and oil and gas demand destruction, NEOs other than Mr. Jorden had their salaries reduced by 15% for the period from June 1, 2020 through December 1, 2020. Due to his impending retirement, Mr. Albi's salary was not reduced.
▪ ANNUAL CASH INCENTIVE PLAN	Authorized annual cash incentive award to the CEO of 97% of his target award and awards to the other NEOs of between 95% and 97% of their target awards. In setting the final annual cash incentive awards, the Compensation Committee exercised negative discretion to lower the awards below the calculated 120% of target in light of overall economic and industry conditions. The CEO has an award target of 125% of year-end base salary and all other NEOs have an award target of 100% of year-end salary.	Annual cash incentive awards were based on the level of achievement of the 2020 Performance Objectives as described below in "Annual Cash Incentive Awards" and on recommendations from the Committee's independent compensation consultant. See "Key 2020 Compensation Actions—Annual Cash Incentive Awards" below.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION ELEMENT	ACTION	RATIONALE
▪ LONG-TERM EQUITY INCENTIVES	Authorized long-term equity awards to NEOs (including the CEO) with an aggregate grant date fair value of $18,900,000. Half of the grant date fair value of the 2020 long-term equity awards was made in the form of shares of restricted stock that vest based on continued employment through December 1, 2023. The other half of the grant date fair value of the 2020 long-term equity award was made in the form of performance shares that may vest on December 1, 2023 in an amount between zero and 200% of the target number of performance shares awarded, with 200% being earned if Cimarex's stock price has increased, and if relative stock price is in the top two of the 16 companies in the Stock Performance Peer Group during the three-year performance period ending on December 1, 2023. Based on feedback during shareholder engagement, the vesting percentages are reduced by 50%, and capped at 100% of the target number of shares granted, if Cimarex's stock price is lower on December 1, 2023 than on December 1, 2020. To preserve shares available under Cimarex's equity plan, performance award vesting in excess of 100% will be paid in cash rather than shares.	Given Cimarex's reduced emphasis on cash and other forms of compensation that are not "at risk" and the factors discussed below in this paragraph, the mid-point of the range for 2020 long-term equity awards for all NEOs recommended by the compensation consultant represented a total value at approximately the 55th percentile when compared to 2020 awards made by peer companies based on the consultant's review of public filings and knowledge of practices of other companies in the Company's competitive market and market survey data. The Committee considered Cimarex's total shareholder return for the past one and three years, the competitive market pressures and Cimarex's relative share price performance versus peers. The Committee considered the compensation consultant's recommended individual and total pool of grant date fair value and the CEO's recommendations for NEOs other than the CEO based on their individual contribution, and determined to make aggregate awards slightly below the level recommended by its consultant. Its consultant concurred with the Committee's final determination.

See "Key 2020 Compensation Actions" below for more detail.

▪
Response to 2020 Say-on-Pay Vote

At the 2020 Annual Meeting of Shareholders, 96% of the votes cast were in favor of the advisory vote to approve executive compensation. In addition to the advisory vote, as part of our regular shareholder engagement, we consider and discuss with shareholders a number of matters throughout the year, including executive compensation. The Committee considers any feedback and routinely reviews executive compensation practices. For additional information on our shareholder engagement efforts, see "Corporate Governance—Shareholder Engagement" above.

The Committee considered the results of the advisory vote and the discussions with shareholders. Based on these results and discussions, the Committee believes our shareholders' generally support the Committee's

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compensation decisions in 2019 and 2020, which addressed concerns raised in connection with the 2019 shareholder advisory vote on executive compensation, and shareholders' are satisfied with Cimarex's executive compensation programs. See "Key 2020 Compensation Actions" below.

▪
Key 2020 Compensation Actions

The following discusses the Committee's key 2020 compensation decisions, which are reflected in the 2020 Summary Compensation Table below. These decisions were made with the advice and concurrence of Longnecker. (See "CD&A—Section 3" for additional discussion regarding the role of the consultant.)

CEO Compensation

▪ Mr. Jorden's base salary was not changed and was temporarily reduced for the reasons described below.
▪ Mr. Jorden's 2020 annual cash incentive award was $1,240,000, or 97% of his target award. His target annual cash incentive award is 125% of his year-end base salary and his maximum award is 250%.
▪ Mr. Jorden's annual long-term incentive equity award value at the date of grant (December 10, 2020) was $8,500,000.

These decisions were reviewed in detail by the Committee and its independent consultant. The Committee considered several factors, including input from its independent consultant, compensation data from peer companies, Cimarex's performance and, with respect to the temporary salary reductions, the impacts of the COVID-19 pandemic and oil and gas demand destruction. In 2020, approximately 91% of Mr. Jorden's compensation as disclosed in the Summary Compensation Table was at risk. The value of Mr. Jorden's long-term equity incentive awards that vested in 2020 was $1.6 million, compared to the grant date fair value of those awards when granted in 2017 of $8.0 million, demonstrating the alignment of Mr. Jorden's interests with shareholders' interests.

Severance Arrangements for Former COO

Effective July 1, 2020, the Company entered into an agreement ("Succession Agreement") with Joseph R. Albi, Cimarex's former COO. The Succession Agreement established terms related to his retirement and severance arrangements. Additional information regarding the Succession Agreement is provided following the "Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO."

Other NEO Compensation

The Committee also made compensation decisions for the other NEOs comprised of base salary decisions, including not changing base salaries and temporarily reducing salaries, made in May 2020, annual cash incentive awards for 2020 made in February 2021, and long-term equity awards made in December 2020. These decisions were based upon the recommendations of the CEO, evaluation by the Committee, the advice and recommendations of Longnecker, salary data from peer and broader market surveys, internal pay relationships based on relative duties and responsibilities, the executive's impact on Cimarex's results, for retention purposes and, with respect to the temporary salary reductions, the impacts of the COVID-19

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COMPENSATION DISCUSSION AND ANALYSIS

pandemic and oil and gas demand destruction. Based upon these considerations, the Committee made the following 2020 NEO compensation decisions:

				Stock Awards (1)			% of Total

Name	2020 Salary (1)	Year End 2020 Base Salary	2020 Annual Cash Incentive Award (1)	Performance based	Time Vested	Total Compensation (1)(2)	Compensation at Risk (3)

G. Mark Burford, CFO	$ 495,849	$ 515,000	$ 490,000	$ 1,150,000	$ 1,150,000	$ 3,367,030	85%

John A. Lambuth, EVP	$ 566,803	$ 600,000	$ 570,000	$ 1,550,000	$ 1,550,000	$ 4,304,256	87%

Stephen P. Bell, EVP	$ 518,379	$ 538,400	$ 520,000	$ 1,500,000	$ 1,500,000	$ 4,104,410	87%

Francis B. Barron, SVP	$ 444,434	$ 461,600	$ 440,000	$ 1,000,000	$ 1,000,000	$ 2,962,555	85%

Joseph R. Albi, Former COO (4)	$ 346,097	$ —	$ 310,000	$ —	$ —	$ 722,032	N/A

(1)
From Summary Compensation Table.
(2)
Includes All Other Compensation from Summary Compensation Table.
(3)
Compensation at risk is based on the sum of 2020 Annual Cash Incentive Award and 2020 Long-Term Incentive Grant Date Fair Value compared to the sum of the 2020 Salary, 2020 Annual Cash Incentive Award, and 2020 Stock Awards grant date fair value for performance-based and time vested awards as disclosed in the Summary Compensation Table.
(4)
Mr. Albi retired as an employee effective July 1, 2020 and received a pro rata share of his 2020 Annual Cash Incentive Award. He did not receive a stock award in December 2020 although he received a prorated equity award as a non-employee Director effective July 1, 2020. See "Potential Payments Upon Change in Control or Termination-Severance Arrangements for Former COO" and "Non-Employee Director Compensation" below. His annual base salary was $650,300.

Base Salary Determination

We provide competitive base salaries to ensure market competitive total cash compensation as well as to retain and attract, when needed, talented executives. We compare each Cimarex NEO's base salary with the base salary paid for a similar executive position by companies in our Compensation Peer Group. See "Competitive Positioning" above in this CD&A for a list of the companies in the Compensation Peer Group. The Committee then may adjust base salaries based on a number of factors, including job responsibilities, management experience, individual contributions, retention, number of years in position, and current salary.

In February 2020, the Committee's independent compensation consultant reviewed the NEOs' base salaries compared to the Compensation Peer Group in connection with the review of Total Direct Compensation.

In April 2020, the Committee's independent compensation consultant reviewed the NEOs' base salaries compared to Compensation Peer Group data and broader market data. Based on the economic situation at that time due to the COVID-19 pandemic, Longnecker recommended no increase in executive salaries for all NEOs.

Mr. Jorden, our CEO, provided the Committee with recommendations for base salaries for NEOs other than himself. He recommended no increase in base salaries for the other NEOs and a temporary reduction for his salary of 25% and for other NEOs of 15% due to the impacts of the COVID-19 pandemic and oil and gas demand destruction.

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Mr. Jorden's recommendations were based on maintaining competitive alignment of the NEOs with the Compensation Peer Group and internal pay equity. The Committee considered the recommendations of both the Committee's consultant and Mr. Jorden for NEOs other than Mr. Jorden. With respect to Mr. Jorden's salary, in discussions in executive session with the compensation consultant and without Mr. Jorden present, the Committee considered Mr. Jorden's leadership of Cimarex through a reduced commodity price environment, including Cimarex's relative TSR performance compared to the Compensation Peer Group for the past one year and the past three years, and his salary compared to the Compensation Peer Group's CEO salaries. The Committee also reviewed the total salaries and recommended salaries of all the NEOs compared to the total salaries of the NEOs of the Compensation Peer Group. The compensation consultant indicated its concurrence with the Committee's recommendations based on these reasons and the compensation consultant's experience with, and knowledge of, compensation decisions of other oil and gas exploration and production companies. The Committee recommended, and the Board approved, the base salaries set forth in the table below effective June 1, 2020, which were unchanged from the prior salaries. The Committee also recommended, and the Board approved, the temporary reduction in the CEO's salary by 25% and other NEOs' salaries by 15% beginning June 1, 2020. In August 2020, after considering improvements in oil and gas prices and the Company's outlook, the Committee recommended, and the Board approved, restoring the NEOs' base salaries effective December 1, 2020.

Name	Title	5/31/2020 Base Salary	6/1/2020 Base Salary(1)	Percent Increase

Thomas E. Jorden	Chairman of the Board, CEO and President	$1,024,650	$1,024,650	0%

G. Mark Burford	Senior Vice President and CFO	$515,000	$515,000	0%

John A. Lambuth	Executive Vice President—Exploration	$543,400	$543,400	0%

Stephen P. Bell	Executive Vice President—Business Development	$538,400	$538,400	0%

Francis B. Barron	Senior Vice President—General Counsel, Corporate Secretary	$461,600	$461,600	0%

Joseph R. Albi	Former Executive Vice President—Operations, COO	$650,300	$650,300	0%

(1)
Before temporary reduction in salary of 25% for CEO and 15% for other NEOs from May 1, 2020 until December 1, 2020. Because of his impending retirement, Mr. Albi's salary was not reduced.

Annual Cash Incentive Awards

In February 2021, the Committee met to determine NEO (including the CEO) annual cash incentive awards for 2020 performance. The individual target for the CEO is 125% of the CEO's base salary and for each other NEO is 100% of that NEO's base salary. There is no minimum award, and an individual's maximum award is 250% of base salary for the CEO and 200% of each other NEO's base salary.

In March 2020, the Compensation Committee adopted 2020 Performance Objectives to be used to assess NEO performance and to determine annual cash incentive awards for 2020. The below table summarizes the 2020 goal results and assessment, which were reviewed and approved in February 2021. The Committee has continued its focus from prior years on goals that drive strong returns on invested capital, that preserve Cimarex's strong balance sheet, and that drive significant reduction of emissions.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below explains the level of achievement of the 2020 Performance Objectives and the weighting applied to those goals. Summary comments for each goal area can be found following the 2020 Performance Objectives table.

Cimarex 2020 Performance Objectives

Goal	Weight	Metrics	Result	Assessment	Multiple	STI Score

Achieve a good return on invested capital, rate of return (ROR) using "fully burdened" costs for drilling, completion, facilities, infrastructure, land and overhead costs.	30%	Target—15% ROR Stretch—20% ROR	13%	Partially Achieved	50%	15%

Manage the balance sheet, as is prudently possible:
— Live within cash flow, including dividends, with no incremental debt.	20%	Target—cash flow neutral Stretch—free cash flow	$274 million	Achieved	100%	20%

Achieve target methane intensity (Volume CH4/Gross Operated Gas Production).	10%	Original: Target—0.254% Stretch—0.240% Revised: Target—0.245% Stretch—0.232%	0.187%	Significantly Exceeded	200%	20%

Achieve Permian target flare volume levels (percent Permian gross operated gas production).	10%	Target—1.44% Stretch—0.96%	0.90%	Significantly Exceeded	200%	20%

Achieve target Permian total well cost (capital cost normalized per lateral foot, including drilling, completion and facilities).	20%	Target—$1,050/ft. Stretch—$1,000/ft.	$855/ft.	Significantly Exceeded	200%	40%

Grow our Assets.	10%	Target—New play or acquisition	See assessment commentary below.	Partially Achieved	50%	5%

Total	100%					120%

Grade	% Target Award

Significantly Exceeded (SE)	200%

Exceeded (E)	150%

Achieved (A)	100%

Did Not Achieve/Partially Achieved (DNA/PA)	50%

Significantly Missed (SM)	0%

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COMPENSATION DISCUSSION AND ANALYSIS

After careful review of achievement against the 2020 Performance Objectives, and application of the weightings and metrics designated, the Compensation Committee's assessment of executive leadership performance is that, overall, the Company Exceeded Expectations for its goals and objectives. Assessment commentary for each 2020 performance objective follows:

Achieve a good return on invested capital—Partially Achieved.

Cimarex utilizes a "fully-burdened" economic assessment of all investment decisions and to measure overall return on capital performance at the corporate level. While capital return metrics are increasingly prevalent in the oil and gas industry, a recurring theme we have heard in our external engagement efforts is the perception that there is a lack of communication of fully-burdened return results. A "fully-burdened" assessment includes costs for drilling, completion, facilities, infrastructure, land and overhead costs. It also includes midstream and SWD infrastructure fully accounted for in the year the costs are incurred in order to truly measure the impact of an investment decision to Cimarex's bottom-line. For instance, when reviewing a drilling decision, an objective assessment of a well's production performance (forecast) coupled with ALL associated costs to drill, complete and produce is foundational to learning from the past and improving our go-forward drilling decisions. For 2020, the overall return on capital was 13% "fully burdened," and above the Company's cost of capital.

Manage the balance sheet—Achieved

Cimarex established the 2020 goal to generate cash flow above all capital expenditures and dividend payments (free cash flow). Cimarex managed through commodity headwinds to generate $274 million of free cash flow after the dividend during 2020 ($372 million before the dividend). This result was generated primarily due to a reduction in capital expenditures, which was driven by a lower activity level as well as cost reductions resulting from increased operating efficiencies and oil field services market deflation. Cimarex incurred no incremental debt in 2020.

Achieve target methane intensity—Significantly Exceeded

Cimarex's stretch goal for methane intensity was originally published before the company reported its formal Annual Greenhouse Gas Emissions Inventory to the EPA in March 2020. Cimarex established a target and stretch goal of 5% and 10% year over year reduction, respectively. Upon publishing the 2019 Greenhouse Gas Emissions Inventory, Cimarex realized its forward estimate of methane emissions was high, yet still wanted to maintain the target and stretch 5% and 10% year over year reduction goal, which marked the new, more stringent, internal goals as 0.245% (target) and 0.232% (stretch). Cimarex exceeded this stretch goal with three focused strategies: instrument air compressor installations, pneumatic valve conversions to instrument air, and better true runtime tracking.

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COMPENSATION DISCUSSION AND ANALYSIS

Achieve Permian target flare volume levels—Significantly Exceeded

Cimarex's 2020 Permian flare intensity target and stretch goals represented a 25% and 50% year over year reduction from 2019. Cimarex exceeded its stretch goal with a final Permian 2020 flare intensity of 0.90%. This was accomplished by implementing new technology to reduce flaring during upset conditions and enhanced reporting and surveillance to identify problem areas and respond with corrective actions more quickly. These system and process changes were highly successful at reducing Cimarex's flaring exposure across its Permian operations.

Achieve target Permian total well cost—Significantly Exceeded

In 2020, Cimarex reduced its Permian total well cost by 23% to $855 per foot compared to 2019 costs, which were $1,114 per foot. This significant reduction was achieved through value engineering, negotiated pricing, and other market factors. The Permian team focused on all aspects of capital cost efficiency throughout the year, with strong results in reducing nonproductive time. The team also increased drilling footage per day from 1,100 feet per day to 1,400 feet per day through process improvements. Also, completion efficiency was increased from 1,000 feet per day to 1,350 feet per day through significant cycle time reduction.

Grow our Assets—Partially Achieved

Cimarex made significant progress in identifying and developing new opportunities in the Anadarko Basin that will compete for future capital. In Permian Basin, the Cimarex team successfully tested two new landing zones that significantly add to its top tier inventory.

The Committee's independent compensation consultant recommended a pool for cash incentive awards for all NEOs totaling between $4.5 million and $4.9 million, or between 120% and 131% of the NEOs' target payout, based on (i) the consultant's review of the Company's achievement of the 2020 performance objectives, (ii) the consultant's evaluation of the Company's performance of its 2020 performance objectives compared to the Compensation Peer Group's percentile rankings, and (iii) the consultant's review of actions by other oil and gas exploration and production companies related to annual incentive awards given performance expectations, commodity pricing and stock price trends. Based principally on the results against targets and subsequent assessment of the 2020 performance objectives, and in light of overall economic and industry conditions, the CEO recommended cash incentive awards for the other NEOs of between 95% and 97% of their target awards (all NEOs other than the CEO have annual target incentive awards of 100% of base salary). This resulted in an average annual incentive award for the other NEOs of 95%, which was significantly below (a) the 120% of target awards calculated using the performance and weighting of metrics in the Cimarex 2020 Performance Objectives table above and (b) the low end of the range provided by the Committee's independent consultant. The Committee's consultant concurred that the CEO's recommendations were reasonable and likely to be conservative relative to actions from peer companies. After considering all of these factors and with the concurrence of the Committees independent consultant, the Committee exercised negative discretion to lower the cash incentive awards below the calculated 120% of target and accepted the CEO's recommendations, and the Board approved the Committee's recommendations.

Mr. Albi, former EVP and Chief Operating Officer, was included in the above described recommendation and approval process for a prorated Annual Incentive of 95% of his base salary for his contributions to Cimarex 2020 results until his retirement date of July 1, 2020.

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The Committee, without management present, deliberated concerning the CEO's annual cash incentive award. Based on its analysis of the Company's 2020 performance described above and the CEO's leadership of the Company and management of senior executives and other employees to achieve this performance in an extremely challenging environment, the Committee recommended and the Board approved a cash incentive award to the CEO of 97% of his target award (the CEO has an annual target incentive of 125% of base salary). This award is also well below the range of 120% to 131% of target recommended by the Committee's independent consultant. The total cash incentive awards to all NEOs of $3.6 million was significantly below the recommendation of the compensation consultant of a reasonable pool of up to $4.9 million. Following are the CEO and other NEO 2020 annual cash incentive awards:

Name	Cash Incentive Award	% of Target

Thomas E. Jorden, CEO	$ 1,240,000	97%
G. Mark Burford, CFO	$ 490,000	95%
John A. Lambuth, EVP	$ 570,000	95%
Stephen P. Bell, EVP	$ 520,000	97%
Francis B. Barron, SVP	$ 440,000	95%
Joseph R. Albi, Former COO	$ 310,000	95%

Long-Term Equity Incentive Award Program

Our long-term equity incentive award program balances the short-term annual cash incentive program by focusing executive efforts on the activities and results that lead to long-term and sustainable shareholder value. Typically, the Committee grants equity awards of restricted stock to NEOs each year.

For grants made in December 2020, half of the grant date fair value of the long-term equity awards was made in the form of shares of restricted stock that vest based on continued employment through December 1, 2023. The other half of the grant date fair value of the long-term equity awards was made in the form of performance shares that may vest on December 1, 2023 in an amount between zero and 200% of the target number of performance shares awarded, with 200% being earned if Cimarex's relative stock price is in the top two of the 16 companies in the Stock Performance Peer Group during the three-year performance period ending on December 1, 2023 and if Cimarex's stock price on December 1, 2023 is equal to or greater than on December 1, 2020. To preserve shares available under Cimarex's equity plan, performance award vesting in excess of 100% will be paid in cash rather than shares. The vesting opportunity is reduced by 50% if Cimarex's stock price is lower on December 1, 2023 than on December 1, 2020 with a maximum vesting opportunity of 100% of the target number of shares awarded. See "CD&A—Competitive Positioning" for a list of the companies in the 2020 Stock Performance Peer Group. Our restricted stock awards that vest based on continuous employment and the passage of time promote retention of executives, and the performance share awards that vest based on performance measures tied to absolute and relative stock price performance promote the long-term interests of our shareholders and align our executives' interests with our shareholders' interests. Our 2019 Equity Incentive Plan sets a minimum one-year vesting period except as approved by the Committee not to exceed a total of 5% of the shares subject to the Plan. The Committee has set a three-year vesting period for restricted stock awards to NEOs since the Committee began making restricted stock awards in 2006.

Dividends equivalent to those paid on Cimarex common stock are paid on the restricted shares awarded that are subject to time-based vesting, and dividends applicable to the performance shares awarded are

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COMPENSATION DISCUSSION AND ANALYSIS

accrued and only paid on the shares actually earned when those shares vest. All of the shares subject to the award have the same voting rights as outstanding shares of Cimarex common stock.

For performance awards made in December 2020, the total number of shares earned is determined by calculating the percentage difference between the average per share closing price for shares of Cimarex and each company in the Stock Performance Peer Group for the 30 trading days preceding December 1, 2020 and the 30 trading days preceding December 1, 2023. The Committee ranks Cimarex's average share price for these two periods among the average share price for all the companies in the Stock Performance Peer Group for these two periods. Companies that are not in the Stock Performance Peer Group at both the beginning and the end of the performance period are not included in the calculation. Companies that declare bankruptcy or are delisted and cease to be traded on a national securities exchange are ranked last at the end of the performance period. In addition, vesting percentages are reduced if Cimarex's stock price is lower on December 1, 2023 than on December 1, 2020. The following table illustrates shares that would be earned at various relative stock price performance ranks (assuming 16 companies in the Peer Group).

	XEC Ending Price Less Than XEC Beginning Price		XEC Ending Price Equal to or Greater Than XEC Beginning Price

Relative Performance Rank	Percent of Restricted Stock Vesting	Value Consideration	Percent of Restricted Stock Vesting	Value Consideration

1-2	100%	Stock	200%	100% Stock/ 100% cash
3	87.5%	Stock	175%	100% Stock/ 75% cash
4-5	75%	Stock	150%	100% Stock/ 50% cash
6	62.5%	Stock	125%	100% Stock/ 25% cash
7-8	50%	Stock	100%	Stock
9	37.5%	Stock	75%	Stock
10	25%	Stock	50%	Stock
11-16	0%	N/A	0%	N/A

On December 10, 2020, the Committee granted long-term equity awards to the NEOs with a total grant date fair value of $18,900,000 based on competitive market data for companies in Cimarex's Compensation Peer Group. Comparative data was obtained by the Committee's independent consultant from public filings disclosing NEO compensation of companies in the Compensation Peer Group and the consultant's knowledge of other companies' actions. See "CD&A—Competitive Positioning" for a list of the companies in the Compensation Peer Group.

The Committee's compensation consultant recommended a range of awards for all NEOs with a mid-point of representing a total value at approximately the 55th percentile when compared to 2020 awards made by peer companies based on the consultant's review of public filings and knowledge of practices of other companies in the Company's competitive market and market survey data. The consultant also recommended a change to the potential vesting of the performance based equity awards. The factors considered by the consultant in making its recommendations included the following:

▪
Cimarex's stock price performance was in the 26th percentile of peer companies over the prior three years;
▪
Competitive market pressures; and

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▪
Market trends.

The Committee approved awards slightly below the recommended total pool range based on: the factors noted by Longnecker, the total direct compensation of our NEOs compared to that of our peer companies, and Cimarex's 2020 financial and operational performance. The Committee's consultant concurred with the Committee's final determination. The actual value of the awards upon vesting in December 2023 will be based on Cimarex's relative three-year stock price performance compared to the other companies in the Stock Performance Peer Group as described above and Cimarex's stock price at that time.

The Committee granted a total of 468,189 restricted shares to the NEOs (including the CEO). The number of shares granted to each NEO was based on their relative individual roles and responsibilities. Of the total number of shares granted to the NEOs (including the CEO), the Committee awarded 45% of the shares to Mr. Jorden, 16% to Mr. Lambuth, 16% to Mr. Bell, 12% to Mr. Burford, and 11% to Mr. Barron. The following table reflects the awards made by the Committee:

	No. of Shares Subject to Award		Grant Date Fair Value

Name	Performance- based	Time Vested	of Long-Term Equity Incentive Awards(1)

Thomas E. Jorden, CEO	102,583	107,978	$ 8,500,000
G. Mark Burford, SVP, CFO	27,758	29,217	$ 2,300,000
John A. Lambuth, EVP	37,413	39,380	$ 3,100,000
Stephen P. Bell, EVP	36,206	38,110	$ 3,000,000
Francis B. Barron, SVP	24,137	25,407	$ 2,000,000

(1)
The grant date fair value for the restricted stock awards that vest based on continuous employment and the passage of time is the closing price of the Company's common stock on the date of grant. The grant date fair value for the performance stock awards is determined using a multiple probability simulation model.

2020 Vesting of NEO Equity Awards

On December 1, 2020, the performance period applicable to the December 7, 2017 NEO equity awards ended. Cimarex's relative stock price performance was in the bottom quartile of the Stock Performance Peer Group at the end of the performance period, resulting in the vesting of 50% of the shares subject to the December 7, 2017 award.

The following table reflects the number of shares, and the grant date fair value ("GDFV") of those shares, originally granted in 2017 to each NEO who was an NEO in both 2017 and 2020, the number of shares that

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COMPENSATION DISCUSSION AND ANALYSIS

vested in 2020 at the end of the three-year performance period, and the value of the shares that vested based on the stock price on December 1, 2020:

Name	Performance Shares Granted in December 2017	GDFV of Performance Shares Granted in December 2017	Performance Shares Vested in December 2020	Value Realized Upon Vesting in December 2020	GDFV compared to Realized Value	Value Realized as Percentage of GDFV

Thomas E. Jorden, CEO	89,425	$ 8,000,000	44,713	$ 1,616,822	$ (6,383,178)	20%
G. Mark Burford, CFO	32,417	$ 2,900,000	16,209	$ 586,117	$ (2,313,883)	20%
John A. Lambuth, EVP	38,006	$ 3,400,000	19,003	$ 687,148	$ (2,712,852)	20%
Stephen P. Bell, EVP	35,211	$ 3,150,000	17,606	$ 636,633	$ (2,513,367)	20%
Francis B. Barron, SVP	23,474	$ 2,100,000	11,737	$ 424,410	$ (1,675,590)	20%
Joseph R. Albi, Former COO(1)	38,006	$ 3,400,000	38,006	$ 935,707	$ (2,464,293)	28%

(1)
This above chart and table reflect Mr. Albi's accelerated vesting of 2017 performance-based equity awards at target level upon his retirement as an employee on July 1, 2020. See Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO.

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COMPENSATION DISCUSSION AND ANALYSIS

▪
Alignment of CEO Compensation to Total Shareholder Return ("TSR")

CEO Total Direct and Realized Compensation Compared to Cimarex TSR

The following graph illustrates our CEO's direct compensation and realized compensation compared to our TSR for the years 2016 through 2020. Indexed TSR represents the cumulative total return of Cimarex stock for a five-year period based on a $100 investment at the start of the first year and reinvestment of all dividends. The table shows the value of the investment at the end of each year.

*
CEO Total Compensation is the Total Compensation disclosed in the Summary Compensation Table.
**
CEO Realized Compensation is compensation actually received by the CEO during the year, including salary, current non-equity incentive plan compensation (i.e., annual bonus), market value at vesting of previously granted stock-based awards, and All Other Compensation amounts realized during the year. It excludes unvested grants and other amounts that will not actually be received until a future date.

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COMPENSATION DISCUSSION AND ANALYSIS

CEO Long Term Incentive (LTI) Grant Date Fair Value and Realized LTI Value Compared to Cimarex TSR

The following graph illustrates our CEO's LTI grant date fair value and realized LTI compared to our TSR for the years 2016 through 2020. Indexed TSR represents the cumulative total return of Cimarex stock for that period based on a $100 investment at the start of 2016 and reinvestment of all dividends. The table shows the value of the investment at the end of each year.

*
CEO LTI GDFV is the Stock Awards grant date fair value disclosed in the Summary Compensation Table.
**
CEO Realized LTI is the market value at vesting of previously granted stock-based awards actually received by the CEO during the year indicated. It excludes unvested grants and other amounts that will not actually be received until a future date.

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COMPENSATION DISCUSSION AND ANALYSIS

Relative CEO and NEO Total Compensation Compared to Relative TSR

The following graphs depict alignment of relative CEO and NEO compensation compared to relative TSR for the years ended December 31, 2017 through December 31, 2019. The comparative information is provided through 2019 because 2020 peer company compensation information was not publicly available at the time of writing. The companies used for the relative comparison are the companies in our Compensation Peer Group, which are depicted by dots in the graph. We also included, as a point of reference, Cimarex's CEO and NEO compensation and relative TSR for the years ended December 31, 2018 through December 31, 2020 compared to the Compensation Peer Group data for the years ended December 31, 2017 through December 31, 2019.

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COMPENSATION DISCUSSION AND ANALYSIS

▪
Early 2021 Compensation Decisions

2021 Annual Cash Incentive Award Performance Objectives

In March 2021, the Committee approved the following Cimarex 2021 Performance Objectives, goal weightings and target levels that will apply to 2021 annual cash incentive awards:

Cimarex 2021 Performance Objectives

Goal	Weight	Target	Stretch

Achieve a good return on invested capital, rate of return (ROR) using "fully burdened" costs for drilling, completion, facilities, infrastructure, land and overhead costs.	30%	15% ROR	20% ROR

Generate free cash flow.	30%	10% of 12/31/2020 Enterprise Value*	12% of 12/31/2020 Enterprise Value*

Achieve Permian Basin target high pressure flare intensity levels (% Permian Basin Gross Operated Gas Production).	15%	15% year over year reduction	30% year over year reduction

Reduce greenhouse gas intensity (Metric Tons CO2e / MBOE).	15%	8% Reduction	12% Reduction

Achieve target Permian Basin total well cost ($/lateral foot including drilling, completion and facilities).	10%	$815	$780

Total	100%

*
Enterprise Value calculated using a 30-day trailing average share price through December 31, 2020 to determine market capitalization, plus debt, plus preferred stock, less cash on hand. Free cash flow is a non-GAAP measure that we define as adjusted cash flow (a non-GAAP measure) less total capital investment incurred during the period. We define adjusted cash flow (a non-GAAP measure) as net cash provided by operating activities excluding changes in operating assets and liabilities.

To provide greater clarity to shareholders when communicating results, in March 2021 the Compensation Committee approved the above targets pursuant to which each Performance Objective will be assessed using the following grade scale:

Grade	% Target Award

Significantly Exceeded (SE)	200%

Exceeded (E)	150%

Achieved (A)	100%

Did Not Achieve/Partially Achieved (DNA/PA)	50%

Significantly Missed (SM)	0%

The 2021 Performance Objectives have been communicated to the NEOs. At year end, the CEO will deliver to the Committee a report that will include (i) the results with respect to each goal and (ii) the CEO's recommendations, including his basis for such recommendations, for individual awards other than his own. The Committee and its independent compensation consultant will review the CEO's report and

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COMPENSATION DISCUSSION AND ANALYSIS

recommendations and will accept or modify those recommendations. The non-management members of the Board will consider the recommendations of the Committee. Each NEO, other than the CEO, has a threshold award of 0% of year-end base salary (no minimum award), a target award equal to 100% of year-end base salary, and a maximum award of 200% of year-end base salary. The CEO has a threshold award of 0% of year-end base salary (no minimum award), a target award equal to 125% of year-end base salary, and a maximum award of 250% of year-end base salary.

SECTION 3

▪
Role of Compensation Consultant and Management in Compensation Decisions

Compensation Consultant

As stated above, the Committee has engaged Longnecker & Associates as its independent compensation consultant to fulfill the following responsibilities:

▪

Advise the Committee on management proposals, as requested;

▪

Provide market data and recommendations on NEO compensation;

▪

Provide market data and recommendations on non-employee Director compensation;

▪

Make recommendations concerning the Compensation Peer Group and Stock Performance Peer Group;

▪

Review the selected Peer Group and survey data for competitive comparisons;

▪

Provide market data and recommendations on NEO severance benefits in the events of termination without cause and changes in control;

▪

Undertake special projects at the request of the Committee; and

▪

Participate in Committee meetings.

The Committee has considered the independence factors adopted by the NYSE and has determined that its consultant, Longnecker, is independent within the meaning of the NYSE listing standards.

As part of its ongoing services to the Committee, one or more representatives of Longnecker attended nine of the Committee meetings held in 2020. Longnecker provided the following services in 2020:

▪

Reviewed and provided input on the CD&A in the 2020 proxy statement;

▪

Attended the February 19, 2020 Compensation Committee meeting and consulted with the Committee on annual cash incentive awards;

▪

Attended the April 30, 2020 Compensation Committee meeting and consulted with the Committee on executive base salary levels;

▪

Made recommendations concerning the Compensation Peer Group;

▪

Conducted a market analysis of Board compensation and consulted with the Committee concerning Board compensation; and

▪

Provided an executive compensation analysis and a recommended range for long-term equity grants, participated in the December 3, 2020 Compensation Committee meeting and consulted with the Committee on performance share awards and provided the Committee with recommendations for executive severance agreements.

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Management

Our CEO and President is the principal management resource for compensation recommendations to the Committee with respect to the other NEOs. The CEO (i) provides an annual assessment of Cimarex's overall financial and operational performance and (ii) evaluates individual NEO performance and recommends individual base salary adjustments, annual cash incentive awards, and long-term equity awards. His evaluations generally include factors such as scope of responsibility, contribution to Company performance, technical competence, managerial skills and advancement potential. The Committee considers the CEO's recommendations in making decisions regarding executive compensation. The Committee exercises its discretion to accept, reject or modify these compensation recommendations.

Our Senior Vice President—Chief Human Resources Officer and Senior Vice President—General Counsel act as informational resources to Longnecker and the Committee and compile survey and other compensation data for their review. The Committee, in consultation with Longnecker, reviews this information when making executive compensation and program design decisions.

▪
Other Compensation Arrangements

Post-Employment and Employment Arrangements

Severance Compensation Agreements

On March 9, 2020, we entered into Severance Compensation Agreements (the "Agreements") with each of the NEOs. The Agreements are described below under "Potential Payments Upon Change-in-Control or Termination—Severance Compensation Agreements." The Company believes that the Agreements are a fair and appropriate step to ensure the NEOs' continued employment, attention and dedication, and to ensure the NEOs' continued service, notwithstanding the possibility or threat of a change in control or involuntary termination of employment without cause.

Retirement Benefits

Employees, including the NEOs, are eligible to participate in the Cimarex 401(k) defined contribution retirement plan ("401(k) Plan"). Cimarex matches dollar-for-dollar employee contributions to the 401(k) Plan up to 7% of the employee's cash compensation, subject to limits imposed by the Internal Revenue Code. The Board is authorized to make profit-sharing contributions under the 401(k) Plan. In February 2021, the Board determined that no profit-sharing contribution would be made due to the Company's loss in 2020.

In addition, eligible participants, including the NEOs, may participate in the Supplemental Savings Plan, which is a non-qualified deferred compensation plan that permits participants to make contributions (and to receive matching contributions) in excess of the Internal Revenue Code limitations for 401(k) plans. See "Executive Compensation Tables—2020 Nonqualified Deferred Compensation" for information about contributions to the Supplemental Savings Plan. The Committee administers this plan and designates who may participate. Benefits are paid upon the later to occur of termination of employment or the time elected by the participant. In the event of a change in control, each participant receives a lump sum cash payment of the amount allocated to his or her account.

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Effective July 1, 2020, the Company entered into an agreement ("Succession Agreement") with Mr. Albi, Cimarex's former COO, in connection with his retirement. See below, "Potential Payments Upon Change in Control or Termination."

Perquisites

We offer a limited number of perquisites (personal benefits) to our NEOs that are not offered to other employees, including financial and estate planning and annual medical examinations. Our corporate aircraft is not available for personal use by any employee. With the authorization of our CEO, however, the corporate aircraft may be used by an employee or a member of his/her family for medical purposes. The incremental cost for non-business use of our corporate aircraft, if any, is disclosed in the "Summary Compensation Table." We use the Standard Industry Fare Level tables published by the Internal Revenue Service to determine the amount of compensation income that is imputed to the employee for tax purposes for personal use of corporate aircraft. There was no personal use of our aircraft in 2020.

▪
Other Compensation Policies

Total Pay Considerations

The Committee considers Total Direct Compensation at the time it makes a decision on any element of executive compensation. The Committee also reviews the relationship of the CEO's total compensation to the total compensation of each of the other NEOs, as well as reviews a comparison of our NEOs Total Direct Compensation to that of all members of our Compensation Peer Group.

Stock Ownership and Holding Requirements

Cimarex's Executive Stock Ownership Guidelines are intended to more closely align the interests of our executive officers with those of our shareholders. Pursuant to a revision made in December 2016, the CEO is expected to own Cimarex shares in an amount equal to six times his annual base salary, and each executive officer who reports to the CEO is expected to own stock in an amount equal to three times his or her annual base salary. A newly appointed executive officer has three years from the date of his or her initial election or appointment to comply with the guidelines. Until the stock ownership guidelines are met, an executive officer may not sell any Cimarex stock acquired through equity grants except to pay income taxes upon the vesting of awards or to pay the exercise price and related income taxes upon the exercise of stock options. Restricted stock, restricted stock units, deferred compensation units and performance awards are counted in calculating ownership. Shares subject to options are not counted. As of March 16, 2021, all officers were in compliance with the stock ownership guidelines.

Clawback Policy

We have adopted a clawback policy providing that, in the event of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws, the Committee has the right to use reasonable efforts to recover from any of our current or former executive officers incentive-based compensation related to the restatement and received during the three-year period preceding any such accounting restatement. This policy applies to incentive-based compensation granted on or after June 1, 2012. This clawback policy will be interpreted in the best judgment of the Committee in a

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manner consistent with any applicable rules or regulations adopted by the SEC or the NYSE as contemplated by the Dodd-Frank Act.

Non-Hedging and Non-Pledging Policies

Our insider trading policy prohibits Directors, officers and designated employees from engaging in hedging or monetization transactions, and other employees are strongly discouraged from engaging in such transactions. Any other employee wishing to enter into such an arrangement must first submit the proposed transaction for approval by the compliance officer designated in the policy. The policy also prohibits Directors, officers and employees from holding Cimarex stock in a margin account or pledging Cimarex stock as collateral for a loan.

Tax Law Considerations

The Committee considers the impact of applicable tax laws with respect to executive compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), limits the amount of compensation that Cimarex may deduct on its federal income tax return for compensation paid to certain executive officers to no more than $1 million per year. Through 2017, there were exceptions to the $1 million limitation for performance-based compensation meeting certain requirements. The performance-based portion of our restricted stock awards made prior to November 2, 2017 is the only element of executive compensation designed to qualify for the performance-based exception to the $1 million deduction limit, provided additional requirements are met. These exceptions were eliminated by the Tax Cuts and Jobs Act enacted in December 2017. The Committee attempted to preserve the deductibility of compensation paid to executive officers by utilizing performance-based stock awards until this tax law change, but did not limit executive compensation to amounts deductible under Section 162(m) and does not plan to limit executive compensation to deductible amounts going forward.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis section of Cimarex's 2021 proxy statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Cimarex's 2021 proxy statement.

THE COMPENSATION COMMITTEE

Floyd R. Price (Chair)
Paul N. Eckley
Hans Helmerich
Lisa A. Stewart

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EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table describes 2018-2020 compensation of our CEO, CFO and the three other most highly compensated executive officers. In compliance with SEC interpretations, the table also discloses 2018-2020 compensation of Joseph R. Albi, our former COO, who retired as an employee effective July 1, 2020.

				Stock Awards ($)(1)		Non-Equity

Name and Principal Position	Year	Salary	Bonus	Performance-based	Time Vested	Incentive Plan Comp.(2)		All Other Comp.(3)	Total

Thomas E. Jorden	2020	$ 934,870	—	$4,250,000	$4,250,000	$1,240,000		$106,223	$10,781,093

Chief Executive Officer,	2019	$ 1,009,324	—	$3,362,500	$3,362,500	$1,153,000		$115,231	$9,002,555

President, and Chairman of the Board (CEO) (Principal Executive Officer)	2018	$ 976,789	—	$3,450,000	$3,450,000	$1,740,000		$110,691	$9,727,480

G. Mark Burford	2020	$ 495,849	—	$1,150,000	$1,150,000	$490,000		$81,181	$3,367,030

Senior Vice President	2019	$ 505,846	—	$1,250,000	$1,250,000	$440,000		$80,073	$3,525,919

and Chief Financial Officer (CFO) (Principal Financial Officer)	2018	$ 468,394	—	$1,375,000	$1,375,000	$700,000		$89,183	$4,007,577

John A. Lambuth	2020	$ 566,803	—	$1,550,000	$1,550,000	$570,000		$67,453	$4,304,256

Executive Vice	2019	$ 535,262	—	$1,450,000	$1,450,000	$480,000		$66,453	$3,981,715

President—Exploration	2018	$ 517,514	—	$1,500,000	$1,500,000	$775,000		$71,786	$4,364,300

Stephen P. Bell	2020	$ 518,379	—	$1,500,000	$1,500,000	$520,000		$66,031	$4,104,410

Executive Vice	2019	$ 530,328	—	$1,400,000	$1,400,000	$470,000		$67,743	$3,868,071

President—Business Development	2018	$ 513,478	—	$1,450,000	$1,450,000	$725,000		$81,990	$4,220,468

Francis B. Barron(4)	2020	$ 444,434	—	$1,000,000	$1,000,000	$440,000		$78,121	$2,962,555

Senior Vice President—General Counsel, Corporate Secretary

Joseph R. Albi	2020	$ 346,097	—	$—	$—	$310,000	(5)	$65,935	$722,032

Former Executive Vice	2019	$ 640,569	—	$1,450,000	$1,450,000	$600,000		$93,892	$4,234,461

President—Operations, Chief Operating Officer (COO)	2018	$ 620,241	—	$1,500,000	$1,500,000	$875,000		$83,635	$4,578,876

(1)
Represents the grant date fair value ("GDFV") of the awards. The grant date fair value for the restricted stock awards that vest based on continuous employment and the passage of time is the closing price of the Company's common stock on the date of grant. The grant date fair value for the performance stock awards is determined using a multiple probability simulation model. Actual payouts with respect to the performance stock awards can range from zero percent to 200 percent of the initial shares awarded based on the ranking of the Company's relative stock price performance in comparison to the peer group at the end of

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EXECUTIVE COMPENSATION TABLES

  the three-year performance period. Performance stock award granted in 2020 that vest in excess of 100% will be paid in cash rather than shares.

(2)
Amount reported for the year earned.
(3)
All Other Compensation includes the value of perquisites or personal benefits received by the Named Executive Officer, including for reserved parking, financial consulting services, and estate planning. The following describes each perquisite in excess of $25,000.

Executive Officer	Company Contributions to Retirement Plans	Insurance Premiums

Thomas E. Jorden, CEO
2020	$39,000	$67,223
2019	$38,000	$67,223
2018	$48,000	$45,722

G. Mark Burford, CFO
2020	$39,000	$25,346
2019	$38,000	$25,346
2018	$48,000	$19,658

John A. Lambuth, EVP
2020	$39,000	$28,453
2019	$38,000	$28,453
2018	$48,000	$23,786

Stephen P. Bell, EVP
2020	$39,000	$27,031
2019	$38,000	$29,743
2018	$48,000	$23,595

Francis B. Barron, SVP
2020	$39,000	$21,940

Joseph R. Albi, Former COO
2020	$39,000	$2,485
2019	$38,000	$31,956
2018	$48,000	$24,295

(4)
This is the first year Mr. Barron is included as an NEO in the Summary Compensation Table. Therefore, information is reported only for the 2020 fiscal year.
(5)
Represents the payment of the pro-rata portion of Mr. Albi's 2020 annual cash incentive award through his retirement as an employee on July 1, 2020 based on the Company's 2020 performance. See "Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO."

2020 GRANTS OF PLAN-BASED AWARDS

▪
    2020 Non-Equity Incentive Plan

The following table describes the target and maximum amounts of annual cash incentive awards for the CEO and other NEOs and the actual award paid in March 2021 for 2020 services. The non-equity incentive plan provides for no minimum (threshold) award. The amounts listed in the "Target" column represent 125% of the year-end base salary for CEO and 100% of the year-end base salary for other NEOs. The amounts listed in the "Maximum" column represent 250% of year-end base salary for CEO and 200% of

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EXECUTIVE COMPENSATION TABLES

the year-end base salary for other NEOs. See the description of our annual cash incentive award plan in "CD&A—Section 2."

	Estimated Future Payouts Under Non-Equity Incentive Plan			Actual Award Paid
Name	Threshold	Target	Maximum	in March 2021

Thomas E. Jorden, CEO	$0	$1,280,813	$2,561,625	$1,240,000

G. Mark Burford, CFO	$0	$515,000	$1,030,000	$490,000

John A. Lambuth, EVP	$0	$600,000	$1,200,000	$570,000

Stephen P. Bell, EVP	$0	$538,400	$1,076,800	$520,000

Francis B. Barron, SVP	$0	$461,600	$923,200	$440,000

Joseph R. Albi, Former COO	$0	$650,300	$1,300,600	$310,000(1[nc_te,h])

(1)
Mr. Albi retired as an employee effective July 1, 2020 and received a pro rata share of his annual cash incentive based on the Company's 2020 performance pursuant to a Succession Agreement entered into in connection with his retirement. See "Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO."
▪
    2020 Equity Incentive Plan Awards

The following table provides information regarding the awards of restricted stock made to the NEOs in 2020. No option awards were made in 2020. See "CD&A—Section 2—Long-Term Equity Incentive Award Program," for more information about these awards.

	Type of	Award Grant	Comp. Comm. Approval	Estimated Future Payouts Under Equity Incentive Plan Awards (in shares)(2)			All Other Stock Awards: Number of	Grant Date Fair Value of Stock & Option
Name	Award(1)	Date	Date	Threshold	Target	Maximum	Shares(3)	Awards(4)

Thomas E. Jorden, CEO	PSA	12/10/2020	12/10/2020	25,646	102,583	205,166	—	$4,250,000
	RSA	12/10/2020	12/10/2020	—	—	—	107,978	$4,250,000
G. Mark Burford, CFO	PSA	12/10/2020	12/10/2020	6,940	27,758	55,516	—	$1,150,000
	RSA	12/10/2020	12/10/2020	—	—	—	29,217	$1,150,000
John A. Lambuth, EVP	PSA	12/10/2020	12/10/2020	9,353	37,413	74,826	—	$1,550,000
	RSA	12/10/2020	12/10/2020	—	—	—	39,380	$1,550,000
Stephen P. Bell, EVP	PSA	12/10/2020	12/10/2020	9,052	36,206	72,412	—	$1,500,000
	RSA	12/10/2020	12/10/2020	—	—	—	38,110	$1,500,000
Francis B. Barron, SVP	PSA	12/10/2020	12/10/2020	6,034	24,137	48,274	—	$1,000,000
	RSA	12/10/2020	12/10/2020	—	—	—	25,407	$1,000,000

(1)
"PSA" = Performance stock awards. "RSA" = Restricted stock awards
(2)
The amounts in these columns represent the threshold, target and maximum payouts for the performance stock awards granted to each NEO during the 2020 fiscal year. The number of shares shown in the "Threshold" column reflects the lowest possible payout (other than zero) of the number of performance shares granted. If performance is below the threshold, no shares are paid. The number of shares shown in the "Target" column reflects a payout of 100% of the number of performance shares granted. The number of shares shown in the "Maximum" column reflects the highest possible payout of 200% of the number of performance shares granted. The actual payout of shares may be anywhere between 0% and 200% of the number of performance shares granted depending on the Company's performance at the end of the three-year performance period. Performance stock award vesting in excess of 100% will be paid in cash rather than shares. See "CD&A—Section 2—Key 2020 Compensation Actions" above for more discussion of the performance stock awards.
(3)
The amounts in this column represent the time-based restricted stock granted to the NEOs on the noted date. These restricted shares will vest on December 1, 2023 based on continuous service through that date.
(4)
For performance shares, represents the estimated fair value of the shares as of the grant date using a multiple probability simulation model. The estimated fair value is the aggregate compensation cost to be recognized over the service period.

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EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020

	STOCK AWARDS Equity Incentive Plan Awards That Have Not Vested

Name	No. of Shares	Market Value of Unearned Shares(1)

Thomas E. Jorden, CEO	440,657(2)	$16,529,044
G. Mark Burford, CFO	144,764(3)	$5,430,098
John A. Lambuth, EVP	176,315(4)	$6,613,576
Stephen P. Bell, EVP	170,449(5)	$6,393,542
Francis B. Barron, SVP	112,864(6)	$4,233,529

(1)
The amount in this column reflects the closing market price of the stock of $37.51 on December 31, 2020 (the last trading day of 2020) multiplied by the number of shares reported in the previous column.
(2)
45,756 shares will vest on December 1, 2021, and between a minimum of 19,111 and a maximum of 76,446 shares could vest on December 1, 2021, 72,844 shares will vest on December 1, 2022, and between a minimum of 18,318 and a maximum of 146,546 shares could vest on December 1, 2022, and 107,978 shares will vest on December 1, 2023, and between a minimum of 25,646 and a maximum of 102,583 shares could vest on December 1, 2023.
(3)
18,236 shares will vest on December 1, 2021, and between a minimum of 7,617 and a maximum of 30,468 shares could vest on December 1, 2021, 27,080 shares will vest on December 1, 2022, and between a minimum of 6,810 and a maximum of 54,478 shares could vest on December 1, 2022, and 29,217 shares will vest on December 1, 2023, and between a minimum of 6,940 and a maximum of 27,758 shares could vest on December 1, 2023.
(4)
19,894 shares will vest on December 1, 2021, and between a minimum of 8,309 and a maximum of 33,237 shares could vest on December 1, 2021, 31,412 shares will vest on December 1, 2022, and between a minimum of 7,899 and a maximum of 63,194 shares could vest on December 1, 2022, and 39,380 shares will vest on December 1, 2023, and between a minimum of 9,353 and a maximum of 37,413 shares could vest on December 1, 2023.
(5)
19,231 shares will vest on December 1, 2021, and between a minimum of 8,032 and a maximum of 32,129 shares could vest on December 1, 2021, 30,329 shares will vest on December 1, 2022, and between a minimum of 7,627 and a maximum of 61,016 shares could vest on December 1, 2022, and 38,110 shares will vest on December 1, 2023, and between a minimum of 9,052 and a maximum of 36,206 shares could vest on December 1, 2023.
(6)
12,599 shares will vest on December 1, 2021, and between a minimum of 5,263 and a maximum of 21,050 shares could vest on December 1, 2021, 20,039 shares will vest on December 1, 2022, and between a minimum of 5,039 and a maximum of 40,314 shares could vest on December 1, 2022, and 25,407 shares will vest on December 1, 2023, and between a minimum of 6,034 and a maximum of 24,137 shares could vest on December 1, 2023.

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EXECUTIVE COMPENSATION TABLES

2020 OPTION EXERCISES AND RESTRICTED STOCK VESTED

	2020 OPTION EXERCISES		2020 STOCK VESTING(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Thomas E. Jorden, CEO	--	$--	44,713	$1,616,822
G. Mark Burford, CFO	--	$--	16,209	$586,117
John A. Lambuth, EVP	--	$--	19,003	$687,148
Stephen P. Bell, EVP	--	$--	17,606	$636,633
Francis B. Barron, SVP	--	$--	11,737	$424,410
Joseph R. Albi, Former COO(2)	--	$--	137,528	$3,385,939

(1)
The restricted shares that vested in December 2020 as shown in the table consisted of performance shares granted to the NEOs in December 2017. The following is a comparison of the Grant Date Fair Value ("GDFV") of the performance shares granted in December 2017 to the value realized upon vesting of those performance shares in December 2020. The Value Realized Upon Vesting was less than the GDFV because the Company's ranking in relative stock price performance compared to its Stock Performance Peer Group over the vesting period resulted in 50% vesting.
(2)
Includes accelerated vesting of restricted stock awards held by Mr. Abi upon his retirement as an employee on July 1, 2020. See Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO.

Name	Performance Shares Granted in December 2017	GDFV of Performance Shares Granted in December 2017	Performance Shares Vested in December 2020	Value Realized Upon Vesting in December 2020	GDFV Compared to Realized Value	Value Realized as Percentage of GDFV

Thomas E. Jorden, CEO	89,425	$8,000,000	44,713	$1,616,822	$(6,383,178)	20%

G. Mark Burford, CFO	32,417	$2,900,000	16,209	$586,117	$(2,313,883)	20%

John A. Lambuth, EVP	38,006	$3,400,000	19,003	$687,148	$(2,712,852)	20%

Stephen P. Bell, EVP	35,211	$3,150,000	17,606	$636,633	$(2,513,367)	20%

Francis B. Barron, SVP	23,474	$2,100,000	11,737	$424,410	$(1,675,590)	20%

Joseph R. Albi, Former COO(3)	38,006	$3,400,000	38,006	$935,707	$(2,464,293)	28%

(3)
The above chart and table reflect Mr. Albi's accelerated vesting of 2017 performance-based equity awards at target level upon his retirement as an employee on July 1, 2020. See Potential Payments Upon Change in Control or Termination—Severance Arrangements for Former COO.

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EXECUTIVE COMPENSATION TABLES

2020 NONQUALIFIED DEFERRED COMPENSATION

The following table provides information on the Supplemental Savings Plan (the "SSP") contributions and earnings for our NEOs in each of the last three fiscal years. Under the terms of the SSP, a participant may make an elective contribution to the SSP of an amount that exceeds the maximum amount permitted to be contributed to his account in the Cimarex 401(k) Plan (an "excess contribution") provided that the excess contribution does not exceed the dollar limitation on elective deferrals under the Internal Revenue Code section 402(g) in effect on January 1 of the calendar year of deferral (2020 limitation was $19,500). Cimarex will match 100% of the excess contributions up to 7% of a participant's eligible compensation. A participant also may elect to have up to 50% of his or her base salary and up to 100% of his or her bonus withheld from his or her compensation and allocated to his or her SSP account. Cimarex does not match these contributions.

Name	Executive Contributions (1)	Registrant Contributions (2)		Aggregate Earnings	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE

Thomas E. Jorden, CEO
2020	$19,500	$19,500		$73,791	$--	$1,179,416	(3)
2019	$19,000	$19,000		$48,652	$--	$973,596
2018	$18,500	$18,500		$6,235	$--	$786,458

G. Mark Burford, CFO
2020	$19,500	$19,500		$75,231	$--	$568,862	(3)
2019	$19,000	$19,000		$84,437	$--	$455,089
2018	$18,500	$18,500	$	<23,201>	$--	$333,099

John A. Lambuth, EVP
2020	$19,500	$19,500		$135,291	$--	$1,099,044	(3)
2019	$19,000	$19,000		$126,055	$—	$885,535
2018	$54,726	$18,500	$	<30,733>	$--	$684,459

Stephen P. Bell, EVP
2020	$19,500	$19,500		$42,336	$--	$988,282	(3)
2019	$19,000	$19,000		$19,000	$--	$871,118
2018	$18,500	$18,500		$13,377	$--	$777,442

Francis B. Barron, SVP(4)
2020	$19,500	$19,500		$203,915	$--	$1,651,241	(3)

Joseph R. Albi, Former COO
2020	$19,500	$19,500	$	<3,507>	$--	$964,454	(3)
2019	$19,000	$19,000		$165,255	$--	$929,419
2018	$18,500	$18,500	$	<53,681>	$--	$726,610

(1)
The amounts included in this column also are included in the "Salary" column in the "Summary Compensation Table."
(2)
The amounts reported in this column also are included in the "All Other Compensation" column and footnote 3 thereto in the "Summary Compensation Table."
(3)
The following table sets forth amounts included in the aggregate balance at December 31, 2020 that were reported as compensation to the NEO in the Summary Compensation Table for previous years.

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EXECUTIVE COMPENSATION TABLES
(4)
This is the first year Mr. Barron is included as an NEO in the executive compensation tables. Therefore, information is reported only for the 2020 fiscal year.

NEO	Amount of Previously Reported Compensation
Thomas E. Jorden, CEO	$830,246
G. Mark Burford, CFO	$299,883
John A. Lambuth, EVP	$597,399
Stephen P. Bell, EVP	$655,320
Francis B. Barron, SVP	$--
Joseph R. Albi, Former COO	$538,843

CEO PAY RATIO

The 2020 annual total compensation of our CEO, as shown in the "Summary Compensation Table" above, was $10,781,093. The annual total compensation of Cimarex's identified median employee was $143,424 in 2020. This results in a ratio of 75 to 1.

The median employee was identified from our total employee population as of December 31, 2020. Not including the CEO, this represents 739 full-time and seven part-time or seasonal employees. We calculated the median total compensation by an array of wages from lowest to highest reflected as Medicare Taxable Earnings as reported on Internal Revenue Service Form W-2 (Box 5) for 2020. We made no assumptions, adjustments, or estimates with regard to total compensation, and we did not annualize the compensation for any employees that we did not employ the entire year.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL OR TERMINATION

Post-termination benefits are not included in the Compensation Committee's analysis of total compensation.

We are obligated to make certain payments to employees, including our NEOs, or to accelerate the vesting of their equity awards pursuant to the following plans and agreements:

▪
Severance Compensation Agreements with NEOs;
▪
2002 Stock Incentive Plan, 2011 Equity Incentive Plan, 2014 Equity Incentive Plan, and 2019 Equity Incentive Plan that govern all equity awards made to Directors and employees, including the NEOs; and
▪
Supplemental Savings Plan.

Our change in control arrangements keep our senior executives focused on pursuing all corporate transaction activity that is in the best interests of shareholders regardless of whether those transactions may result in their own job losses. Uncertainty created by a corporate transaction can create retention risk for a company. In addition, change in control protection is often needed to retain and attract, when necessary, the best talent because many of the companies with whom we compete for talent provide change in control protection.

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EXECUTIVE COMPENSATION TABLES

We do not have a formal program to pay severance benefits nor do our equity award agreements provide for acceleration of equity awards upon the retirement of the NEOs. In connection with the retirement of Joseph R. Albi as an employee on July 1, 2020, we entered into a Succession Agreement with Mr. Albi pursuant to which he was paid certain amounts and had certain equity awards accelerated. See "Severance Arrangements for Former COO" below.

▪
Change in Control

We are obligated under the Severance Compensation Agreements with NEOs to pay benefits upon a "change in control" event. Cimarex's definition of "change in control" as used in its 2002 Stock Incentive Plan, its 2011 Equity Incentive Plan, its 2014 Equity Incentive Plan and its 2019 Equity Incentive Plan, and its Severance Compensation Agreements with NEOs are the same. In summary, a change in control event means any of the following:

▪
Acquisition of 30% or more of the shares of our outstanding common stock or the combined voting power of voting securities of Cimarex by an individual or group;
▪
Members of our Board of Directors, or Directors nominated by those Directors, cease to constitute a majority of the Directors during any twelve-month period;
▪
A reorganization, share exchange or merger unless (i) the shareholders prior to the reorganization or merger continue to own more than 40% of the outstanding common stock and combined voting power of the resulting corporation following the reorganization or merger, and (ii) at least a majority of the members of the Board of the corporation resulting from the merger or reorganization were members of the Board at the time of executing the agreement to reorganize or merge; or
▪
The complete liquidation or dissolution of Cimarex or the sale of all or substantially all of its assets.

▪
Severance Compensation Agreements

On March 9, 2020, we entered into Severance Compensation Agreements (the "Agreements") with each of the NEOs. The Company believes that the Agreements are a fair and appropriate step to ensure the NEOs' continued employment, attention and dedication, and to ensure the NEOs' continued service, notwithstanding the possibility or threat of a change in control or involuntary termination of employment without cause. The Committee received input from Longnecker and outside counsel before the Agreements were finalized. The Agreements supersede any prior agreements with or plans covering the NEOs.

Under the Agreements, each NEO is entitled to separation benefits in the event that the NEO's employment is terminated by the Company without cause or by the NEO for "good reason" in certain circumstances, including a reduction in the NEO's base salary, a material reduction in the NEO's annual incentive compensation opportunity (with certain exceptions), or a material geographic relocation other than in connection with the change of the Company's headquarters to Tulsa, Midland or Houston, in each case which the Company has failed to cure.

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Separation Benefits

The following table summarizes the separation benefits to be received by an NEO upon termination under the circumstances described above, prior to a change in control (as defined below) of the Company:

In the Event of a Termination Without Cause or For Good Reason	CEO	All Other NEOs

Multiple of Base Salary	2.0x	1.5x
Multiple of Average Bonus	2.0x	1.5x
Current Year Bonus	Pro rated	Pro rated
Years of Medical Benefit Continuation	2 years	1.5 years
Excise Tax Gross Up	None	None

The following table summarizes the separation benefits to be received by an NEO if such a termination occurs within 24 months after a change in control, which is commonly referred to as a "double trigger":

In the Event of a Change-in-Control	CEO	All Other Executive Officers

Multiple of Base Salary	3.0x	2.0x
Multiple of Average Bonus	3.0x	2.0x
Current Year Bonus	Pro rated	Pro rated
Years of Medical Benefit Continuation	3 years	2 years
Excise Tax Gross Up	None	None

The severance payment based on base salary and average bonus is payable in monthly installments of 36 months for the CEO and 24 months for the other NEOs. The severance payment based on the pro rated bonus for the current year is payable in a lump sum. The NEOs will not receive any tax gross up for taxes related to the severance payments.

Treatment of Equity Awards

In the event of a qualifying termination prior to the occurrence of a change in control, the NEO's outstanding equity awards will be treated as follows: (i) all outstanding time-vested equity awards will vest on a pro rata basis on the date of the qualified termination, based on the period of continuous service elapsed in the vesting period as of the date of the qualifying termination as compared to the total duration of the vesting period, and (ii) all outstanding performance-vested equity awards shall first be reduced on a pro rata basis as of the date of the qualifying termination (such remaining portion of the awards being the "Remaining Portion"), and the Remaining Portion shall then vest, if at all, based on the performance measures set forth in the award agreements at the end of the relevant vesting period(s), provided that the NEO executes additional one-year non-solicitation agreements each year following the expiration of the one-year non-solicitation period set forth in the Agreement, such that the NEO remains subject to a non-solicitation covenant continuously from the date of the qualifying termination through the end of the relevant vesting period(s). If the NEO fails to execute any such additional non-solicitation agreement, the Remaining Portion(s) of all then-outstanding performance-vested equity awards shall immediately be forfeited upon expiration of the then-current non-solicitation period.

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EXECUTIVE COMPENSATION TABLES

In the event an NEO remains employed through the date of a Change in Control, the NEO's outstanding equity awards shall be treated as set forth in the applicable equity incentive plan(s) and award agreements.

Confidentiality, Non-Compete and Non-Solicitation Obligations

As consideration for the separation benefits under the Agreements, the NEOs agreed to certain confidentiality obligations with respect to proprietary information of the Company gained as a result of their employment. In addition, the NEOs are subject to non-compete provisions under the Agreements, which prohibit them from engaging in any competitive business, as defined in the Agreements, during the term of the Agreements or for a period of one year following termination within certain geographical boundaries based on the locations where the Company does business. The NEOs also are prohibited during the term of the Agreement and for one year following termination from soliciting the services of any employee of the Company or the business of any person who was a client or customer of the Company. To receive the severance benefits after a qualifying termination or change in control, the NEO is required to sign a general release of claims within 60 days after termination.

▪
Termination of Employment Related to Death or Disability

The award agreements for grants of equity under our 2002 Stock Incentive Plan, and the provisions of our 2011 Equity Incentive Plan, our 2014 Equity Incentive Plan and our 2019 Equity Incentive Plan, provide for acceleration of vesting of awards in the event of death or disability. No benefits are payable under the Severance Compensation Agreements upon death or disability.

▪
Supplemental Savings Plan

After termination of employment for any reason, NEOs who are participants in our Supplemental Savings Plan (the "SSP") will receive deferred compensation payments at the times they elected under the SSP. For a description of the SSP, a summary of the contributions and earnings for our NEOs under the SSP in each of the last three fiscal years, and the current balances of each NEO's account at December 31, 2020 that would be distributable following termination of employment, please see "2020 Nonqualified Deferred Compensation" above.

▪
Estimated Benefits upon Various Termination Scenarios

The following table summarizes potential payments to each of our NEOs in connection with certain termination events, including an involuntary termination without cause or resignation for good reason without a change in control, an involuntary termination within a change in control period, a change in control without termination of employment, as these events are described above in "—Severance

Cimarex Energy Co.	69

EXECUTIVE COMPENSATION TABLES

Compensation Agreements," and termination due to death or disability, which is not covered by the Severance Compensation Agreements but is addressed in our equity plans.

Name	Involuntary Termination Without Cause or Resignation for Good Reason Outside of a Change of Control Period(1)	Involuntary Termination Within a Change of Control Period(2)	Change of Control; No Termination(3)	Termination Due to Death or Disability(4)

Thomas E. Jorden, CEO
Average Annual Cash Compensation	$4,337,194	$6,505,791	$—	$—
Current Year Pro Rated Bonus	$1,196,500	$1,196,500	$—	$—
Long Term Award Payout(5)	$4,303,015	$16,529,044	$16,529,044	$16,529,044
Continued Benefits	$179,709	$$269,564	$—	$—
TOTAL(6)	$10,016,418	$24,500,899	$16,529,044	$16,529,044
G. Mark Burford, CFO
Average Annual Cash Compensation	$1,448,771	$1,931,695	$—	$—
Current Year Pro Rated Bonus	$465,000	$465,000	$—	$—
Long Term Award Payout(5)	$1,642,699	$5,430,098	$5,430,098	$5,430,098
Continued Benefits	$71,966	$95,954	$—	$—
TOTAL(6)	$3,628,436	$7,922,747	$5,430,098	$5,430,098
John A. Lambuth, EVP
Average Annual Cash Compensation	$1,614,049	$2,152,065	$—	$—
Current Year Pro Rated Bonus	$525,000	$525,000	$—	$—
Long Term Award Payout(5)	$1,853,180	$6,613,576	$6,613,576	$6,613,576
Continued Benefits	$76,625	$102,167	$—	$—
TOTAL(6)	$4,068,854	$9,392,808	$6,613,576	$6,613,576
Stephen P. Bell, EVP
Average Annual Cash Compensation	$1,529,030	$2,038,707	$—	$—
Current Year Pro Rated Bonus	$495,000	$495,000	$—	$—
Long Term Award Payout(5)	$1,790,505	$6,393,542	$6,393,542	$6,393,542
Continued Benefits	$54,793	$73,057	$—	$—
TOTAL(6)	$3,869,328	$9,000,306	$6,393,542	$6,393,542
Francis B. Barron, SVP
Average Annual Cash Compensation	$1,300,601	$1,734,134	$—	$—
Current Year Pro Rated Bonus	$417,500	$417,500	$—	$—
Long Term Award Payout(5)	$1,178,225	$4,233,529	$4,233,529	$4,233,529
Continued Benefits	$66,857	$89,142	$—	$—
TOTAL(6)	$2,963,182	$6,474,305	$4,233,529	$4,233,529

(1)
This column represents the amounts that would have been payable to the NEO in the event that the NEO's employment was terminated by the Company on December 31, 2020 without cause or by the NEO for "good reason" not involving a change in control. In this event, the CEO receives 2 times and the other NEOs receive 1.5 times their average annual cash compensation (salary plus annual cash incentive award) for the last two years, their pro rated cash incentive award for the current year, and pro rated vesting of equity awards. See "—Separation Compensation Agreements" above. This column assumes performance-based awards remaining after pro ration achieved 100% vesting based on satisfying performance objectives at the end of the respective performance periods.
(2)
This column represents the amounts that would have been payable to the NEO in the event that the NEO's employment is terminated by the Company on December 31, 2020 without cause or by the NEO for "good reason" within two years after a change in control. In this event, the CEO receives 3 times and the other NEOs receive 2 times their average annual cash compensation (salary plus annual cash incentive award) for the last two years, their pro rated cash incentive award for the current year, and full vesting of time based equity awards and vesting of performance based equity awards assuming the performance period ended on the date of the change in control. See "—Separation Compensation Agreements" above. This column assumes all performance-based awards achieved 100% vesting.

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EXECUTIVE COMPENSATION TABLES
(3)
This column represents the amounts that would have been payable in the event a change in control occurs on December 31, 2020 and the NEOs remain employed by the Company. In this event, no severance benefits are payable under the Severance Compensation Agreements and the NEOs' outstanding equity awards are treated as set forth in the applicable equity incentive plan(s) and award agreements. Our equity incentive plans provide for acceleration of vesting of time-based equity awards in the event of a change in control. Vesting of performance awards upon a change in control is based on the actual performance through date of the change in control rather than the full performance period. This column assumes all performance-based awards achieved 100% vesting.
(4)
This column represents the amounts that would have been payable in the event an NEO died or became disabled on December 31, 2020. The award agreements for grants of equity under our equity plans and the provisions of those equity plans provide for acceleration of vesting of awards in the event of death or disability. No benefits are payable under the Severance Compensation Agreements upon death or disability.
(5)
For purposes of this table, the "Long Term Award Payout" is based on the closing price for the Company's common stock on December 31, 2020 of $37.51.
(6)
The total represents the maximum value of the payments and benefits that the executive would have received upon the occurrence of a change of control or the referenced termination of employment. However, if the total amount of payments and benefits to be provided to the NEO would cause the NEO to incur "golden parachute" excise tax liability, then any payments and benefits provided under the executive's employment agreement may be reduced to the extent necessary to eliminate the application of the excise tax if that will leave the executive in a better after-tax position than if no such reduction had occurred. Accordingly, the total value of the payments and benefits that the executive would receive under such circumstances may be less than the total reflected in the table. There are no "gross up" payments for excise taxes that may be imposed.
▪
Severance Arrangements for Former COO

Effective July 1, 2020, the Company entered into a Succession Agreement with Joseph R. Albi, Cimarex's former COO. Effective July 1, 2020, the Company and Mr. Albi agreed to certain compensatory arrangements. Mr. Albi was a founder of the Company and, to continue to provide Mr. Albi's expertise and guidance to the Company during the business environment resulting from the COVID-19 pandemic, oil and gas demand destruction, and industry volatility, Mr. Albi agreed, after his retirement as an employee on July 1, 2020, to remain a director of the Company until immediately following the annual meeting of shareholders of the Company to be held in May 2021, at which time his term as a director will expire (the "Director Term Expiration Date"). In consideration of Mr. Albi's service as a founder and his role in the development and success of the Company, and his agreeing to continue to serve on the Board providing his expertise and guidance to the Company during an uncertain business environment, the Board agreed to enter into a Succession Agreement with Mr. Albi with terms including the following:

▪
Vesting of all time-based equity awards held by Mr. Albi;
▪
Vesting of performance-based equity awards held by Mr. Albi at target level;
▪
Mr. Albi was entitled to a portion of his short term incentive annual cash incentive award ("STI Award") for 2020 based on the pro rata period from January 1, 2020 through his retirement date payable at the same time that other executive officers are paid their STI Awards based on the actual performance for the STI Awards as determined by the Compensation Committee;
▪
Mr. Albi agreed to certain non-disclosure, non-competition, non-solicitation, and non-disparagement restrictions; and
▪
Mr. Albi executed a general release of potential claims against the Company.

The vested equity awards are included in the "2020 Option Exercises and Restricted Stock Vested" table above. Mr. Albi's pro rata STI Award is included under the "Non-Equity Incentive Plan Comp" column in the "Summary Compensation Table" above.

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EXECUTIVE COMPENSATION TABLES

As a non-management director for the period from July 1, 2020 until the Director Term Expiration Date, Mr. Albi received a pro rata portion of non-management director compensation, consisting of an annual cash retainer of $105,000, which was temporarily reduced by 20% from June 1, 2020 until December 1, 2020 due to the business environment resulting from the COVID-19 pandemic, oil and gas demand destruction, and industry volatility, and restricted stock with a value of $200,000. As a result of the pro ration and temporary reduction in fees, Mr. Albi received $87,500 for the retainer and restricted shares with a value of $183,333. The restricted shares vest on May 1, 2021 or the earlier termination of service as a director other than because of removal.

DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our Directors and certain officers. These agreements require us, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as Directors or officers, to advance their expenses incurred as a result of a proceeding for which they may be indemnified, and to cover them under any Directors' and officers' liability insurance policy that we choose, in our discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Delaware law and will be in addition to any other rights that the indemnitee may have under our Restated Certificate of Incorporation, Bylaws, and applicable law.

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NON-EMPLOYEE DIRECTOR COMPENSATION

NON-EMPLOYEE DIRECTOR COMPENSATION

Our Compensation Committee administers our Director compensation program. Total Director compensation is designed to be near the 50th percentile of that paid by comparable public oil and gas companies with similar market capitalization and revenue. We use the same group of companies in reviewing Director compensation as we use in reviewing executive base salary and total direct compensation. See "CD&A—Section 1—Competitive Positioning" for a list of, and the methodology followed in selecting, these companies. The Compensation Committee uses its independent compensation consultant, Longnecker & Associates, to review and make recommendations concerning Director compensation. The Compensation Committee, after reviewing the consultant's recommendations with the CEO, recommends Director compensation for Board consideration and approval at the Board meeting held following each year's Annual Meeting of Shareholders. Payment of the annual component of Director compensation occurs on June 1 of each year.

For 2020, compensation for non-employee Directors consisted of the following:

Compensation	Amount

Annual Cash Retainer (payable on June 1 of each year)	$105,000
Annual Equity Retainer (comprised of restricted stock that vests on the earlier of (i) the termination of the service as a Director other than because of removal or (ii) May 1 of the following year)	$200,000
Committee Chair Fee (for Audit Committee and Compensation Committee; also for Nominating and Corporate Governance Committee Chair if the Nominating and Corporate Governance Committee Chair is not the Lead Director)	$20,000
Lead Director Fee (who also acts as Nominating and Corporate Governance Committee Chair)	$40,000
Board Meeting Attendance Fee	None
Committee Meeting Attendance Fee	None

At the April 30, 2020 meeting, the Board, on the recommendation of the Compensation Committee and the Compensation Committee's independent compensation consultant, and based on a study of peers and market trends, recommended no changes to Director compensation. Also at that meeting, due to the impacts of the COVID-19 pandemic and oil and gas demand destruction, the cash fees payable to directors were reduced by 20% beginning on June 1, 2020. The cash fees returned to the levels set forth in the table above effective December 1, 2020.

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NON-EMPLOYEE DIRECTOR COMPENSATION
▪
Non-Employee Director 2020 Compensation

The following table discloses compensation earned by or paid to non-employee Directors in 2020.

Name	Fees Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Joseph R. Albi(4)	$87,500	$183,333	$3,062	$273,895
Paul N. Eckley	$94,500	$200,000	$3,907	$298,407
Hans Helmerich	$94,500	$200,000	$11,508	$306,008
Kathleen A. Hogenson	$94,500	$200,000	$3,764	$298,264
Harold R. Logan, Jr.	$130,500	$200,000	$3,907	$334,407
Floyd R. Price	$112,500	$200,000	$3,907	$316,407
Monroe W. Robertson	$112,500	$200,000	$3,907	$316,407
Lisa A. Stewart	$94,500	$200,000	$3,907	$298,407
Frances M. Vallejo	$94,500	$200,000	$3,907	$298,407

(1)
Represents fees earned or paid for services as a Director during 2020, including the annual cash retainer fee, Committee Chair fee and Lead Director fee. Due to the impacts of the COVID-19 pandemic and oil and gas demand destruction, the cash fees payable to Directors were reduced by 20% for the period from June 1, 2020 through December 1, 2020.
(2)
Represents the aggregate grant date fair value of the 7,291 shares of restricted stock as of the June 1, 2020 grant date.
(3)
Consists of dividends paid during 2020 on unvested restricted stock awards and dividend equivalents paid during 2020 on deferred compensation units that settle in shares of common stock.
(4)
As a non-management Director for the period from July 1, 2020 until the Director Term Expiration Date, Mr. Albi received a pro rata portion of non-management director compensation, consisting of an annual cash retainer of $105,000, which was temporarily reduced by 20% from June 1, 2020 until December 1, 2020 due to the business environment resulting from the COVID-19 pandemic, oil and gas demand destruction, and industry volatility, and restricted stock with a value of $200,000. As a result of the pro ration and temporary reduction in fees, Mr. Albi received $87,500 for the retainer and 6,960 restricted shares with a value of $183,333.

The following table discloses as of December 31, 2020 the aggregate number of outstanding unvested stock awards and the market value of those awards. Market value is based on the closing trading price of $37.51 on December 31, 2020 (the last trading day of 2020). The Directors have the right to vote and receive dividends on unvested stock awards. There were no outstanding vested but unexercised option awards as of that date.

Non-Employee Director	Unvested Stock Awards	Market Value

Joseph R. Albi	6,960	$261,070
Paul N. Eckley	7,291	$273,485
Hans Helmerich	7,291	$273,485
Kathleen A. Hogenson	7,291	$273,485
Harold R. Logan, Jr.	7,291	$273,485
Floyd R. Price	7,291	$273,485
Monroe W. Robertson	7,291	$273,485
Lisa A. Stewart	7,291	$273,485
Frances M. Vallejo	7,291	$273,485

In connection with Mr. Hentschel's retirement from the Board effective May 31, 2019, and Mr. Sullivan's retirement from the Board effective September 30, 2019, the Board appointed each of them as Director Emeritus for up to a two-year term. As compensation for serving as Director Emeritus, Messrs. Hentschel and Sullivan will each be entitled to a cash retainer of $85,000 per year; they will not receive any

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NON-EMPLOYEE DIRECTOR COMPENSATION

additional stock awards as Directors Emeritus. The Company and Messrs. Hentschel and Sullivan also entered into indemnification agreements with substantially the same terms as their Director indemnification agreements.

Stock Ownership and Holding Requirements

Our Corporate Governance Guidelines require that each non-management Director own Cimarex stock in an amount equal to five times his or her annual cash retainer. A newly elected Director has five years from the date of his or her initial election or appointment to comply with the Guidelines. Until the stock ownership guidelines are met, a Director may not sell any Cimarex stock acquired through equity grants except to pay income taxes upon the vesting of awards or to pay the exercise price and related income taxes upon the exercise of stock options. Restricted stock, restricted stock units, and deferred compensation units are counted in calculating ownership. Shares subject to options are not counted. Based on his or her holdings, or being in the five-year period to meet the guidelines, as of March 16, 2021, all independent Directors were in compliance with the stock ownership guidelines.

Cimarex Energy Co.	75

SECURITY OWNERSHIP

SECURITY OWNERSHIP

MANAGEMENT, DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table shows, as of March 16, 2021, the number of shares of common stock "beneficially owned," as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, by the NEOs, the Directors, and all executive officers and Directors, as a group:

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class

Named Executive Officers:
Thomas E. Jorden, CEO (also Director)	679,504		<1%
G. Mark Burford, CFO	175,253		<1%
John A. Lambuth, EVP	208,669		<1%
Stephen P. Bell, EVP	192,953		<1%
Francis B. Barron, SVP	149,824		<1%
Directors:
Joseph R. Albi, Former COO	96,628		<1%
Paul N. Eckley	10,788		<1%
Hans Helmerich	470,103	(2)	<1%
Kathleen A. Hogenson	10,072		<1%
Harold R. Logan, Jr.	18,492		<1%
Floyd R. Price	24,300		<1%
Monroe W. Robertson	26,204		<1%
Lisa A. Stewart	18,784		<1%
Frances M. Vallejo	14,922		<1%
All executive officers and Directors as a group (19 persons)	2,525,398		2%

(1)
Includes restricted stock (as well as shares that are subject to performance-based vesting and time-based vesting more than 60 days after March 16, 2021), direct and indirect ownership of common stock and equivalent shares of common stock held by the trustee for the benefit of the named individual in the Cimarex Energy Co. 401(k) Plan. Does not include deferred compensation units held by one Director.
(2)
Includes 11,450 shares owned by Mr. Helmerich's wife. Mr. Helmerich disclaims beneficial ownership of the shares held by his wife. Also includes 50,188 shares owned by 1993 Hans Helmerich Trust, of which Mr. Helmerich is the trustee, 11,062 shares owned by Helmerich Grandchildren LLC, of which Mr. Helmerich is the co-manager, 7,865 shares owned by Family Trust, of which Mr. Helmerich is the trustee, 36,430 shares owned by The Helmerich Trust, of which Mr. Helmerich is the co-trustee, 325,000 shares held by the Peggy Helmerich QTIP Trust, of which Mr. Helmerich is the trustee, and 10,000 shares held by Saddleridge, LLC, of which Mr. Helmerich owns 99% and his wife owns 1%.

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SECURITY OWNERSHIP

Each of the following shareholders beneficially owns five percent or more of our outstanding shares of common stock. The following table provides information regarding their stock ownership and is based on their filings with the SEC.

	Voting Authority		Dispositive Authority		Total Amount of Beneficial Ownership		Percent of Class

Name and Address	Sole	Shared	Sole	Shared

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	8,312,608	0	8,672,585	0	8,672,585	(1)	8.5%

Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	5,388,122	0	5,388,122	0	5,388,122	(2)	5.3%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	0	72,566	9,708,434	159,152	9,867,586	(3)	9.68%

(1)
Based solely on information as of December 31, 2020 included in a Schedule 13G/A filed with the SEC on January 29, 2021.
(2)
Based solely on information as of December 31, 2020 included in a Schedule 13G filed with the SEC on February 16, 2021.
(3)
Based solely on information as of December 31, 2020 included in a Schedule 13G/A filed with the SEC on February 10, 2021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership of, and transactions in, our common stock with the SEC. Based on a review of such reports, and on written representations from our reporting persons, we believe that all reports were timely filed in 2020.

Cimarex Energy Co.	77

ITEM 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

ITEM 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At the 2020 Annual Meeting of Shareholders, 96% of the votes cast were in favor of the advisory vote to approve executive compensation. In addition to the advisory vote, as part of our regular shareholder engagement, we consider and discuss with shareholders a number of matters throughout the year, including executive compensation and governance. The Compensation Committee considers any feedback and routinely reviews executive compensation practices and governance.

Based on feedback received during shareholder engagement in 2019 and the results of the 2019 shareholder advisory vote on executive compensation, the Compensation Committee further reduced potential vesting of performance equity awards if the Company's share price declines over the performance period. For performance awards made in December 2020, if the share price declines during the performance period, the potential vesting is reduced by 50%. This compares to awards made in 2018 where maximum vesting could still be attained if the overall share price declines. In addition, the Committee added objective, formula-based metrics to the short-term incentives paid in 2020.

The Compensation Committee believes these changes enhanced the core design of our executive compensation programs, as it believes the programs continue to retain, attract, when needed, and appropriately incent senior management as well as further align the Company's compensation practices to the interests of shareholders.

At the 2021 Annual Meeting of Shareholders, we again will hold an annual advisory vote to approve executive compensation. The Compensation Committee will continue to consider the results from this year's and future years' advisory votes on executive compensation, as well as feedback from shareholders through the course of such year.

Because your vote is advisory, it will not be binding upon the Board. However, the Board values shareholders' opinions, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. The Board recommends that shareholders vote FOR the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Cimarex's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative.

The Board of Directors unanimously recommends a vote FOR the advisory vote to approve executive compensation.

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ITEM 3: APPROVAL OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

ITEM 3: APPROVAL OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

We are asking you to approve the Amended and Restated Cimarex Energy Co. 2019 Equity Incentive Plan (the "Amended 2019 Plan"), an amended and restated omnibus equity incentive plan that will replace our existing 2019 Equity Incentive Plan (the "Existing Plan"). The Amended 2019 Plan was approved by the Board on February 17, 2021, to be effective upon shareholder approval at the Annual Meeting. A copy of the Amended 2019 Plan, which has been marked to show changes from the Existing Plan, is attached to this proxy statement as Appendix A.

The Board recommends that the Company's shareholders vote FOR approval of the Amended 2019 Plan at the Annual Meeting.

The key features of the Amended 2019 Plan include the following:

▪
A reserve of 6,900,000 new shares of our common stock that may be issued pursuant to awards under the Amended 2019 Plan. In addition, shares remaining available for issuance under the Existing Plan will be transferred over to and made available for issuance under the Amended 2019 Plan, as will shares that become available as a result of forfeitures of awards made under the Existing Plan;

▪
Fungible share design pursuant to which awards other than options and stock appreciation rights are counted against the share reserve at a rate of 2.38 shares per every share delivered under a full value award, and shares delivered pursuant to options and stock appreciation rights are counted against the share reserve on a 1:1 basis;

▪
A term that expires on February 17, 2030;

▪
Permitted awards include, but are not limited to, options, stock appreciation rights (sometimes referred to as "SARs"), restricted stock, restricted stock units (sometimes referred to as "RSUs"), performance stock units (sometimes referred to as "PSUs"), and other cash and stock-based awards;

▪
No direct or indirect repricing of options or stock appreciation rights without shareholder approval;

▪
Stringent share recycling provisions that prohibit recycling of shares used as consideration for tax withholding or as consideration for option exercises, along with full counting of all shares subject to stock-settled stock appreciation rights;

▪
A minimum one-year vesting schedule on all awards types under the Existing Plan (applicable to at least 95% of the shares authorized for issuance so that up to 5% of the authorized shares may be issued pursuant to exceptions to the minimum one-year vesting);

▪
Dividends and dividend equivalents on performance-based awards are accrued and paid only if related awards become vested; and

Cimarex Energy Co.	79

ITEM 3: APPROVAL OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN
▪
No excise-tax gross-ups on equity awards.

Reasons for Adopting the Amended 2019 Plan

The Compensation Committee and the Board believe that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, and consultants, without whom we cannot execute on our business goals or deliver value to our shareholder. We currently maintain the Existing Plan. As of March 16, 2021, there were only 1,795,493 shares available for grant under the Existing Plan. Accordingly, and based on historic grant patterns, we believe the remaining shares available for issuance under the Existing Plan are insufficient, and that we must increase the number of shares available for issuance under our equity incentive plans to address our future equity compensation needs for a meaningful period of time. We believe strongly that adoption of the Amended 2019 Plan will accomplish this objective. If the shareholders approve the Amended 2019 Plan, the number of shares of common stock reserved for issuance under the Company's equity incentive plans will be increased by 6,900,000 shares. In the event the shareholders fail to approve the Amended 2019 Plan, the Existing Plan will remain in effect, but will have only the limited share reserve described above.

Outstanding Awards under Existing Plan

As of March 16, 2021, there were 533,177 stock options/SARs outstanding under the Company's equity compensation plans with a weighted average exercise price of $69.55 and weighted average remaining term of 4.4 years. In addition, as of March 16, 2021, there were 2,696,355 full-value awards outstanding under the Existing Plan and previous plans. Other than the foregoing, no other awards under the Existing Plan and previous plans were outstanding, and only 1,795,493 shares available for future grants. As of March 16, 2021, the total number of outstanding shares of the Company's common stock was 102,826,956.

Description of the Amended 2019 Plan

The following summary of material terms of the Amended 2019 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the Amended 2019 Plan. A copy of the Amended 2019 Plan is provided as Appendix A to this proxy statement. The only changes to the Amended 2019 Plan are the increased number of shares available and the termination date. The differences between the Existing Plan and the Amended 2019 Plan are marked in Appendix A.

▪
Purpose of the Amended 2019 Plan

The purpose of the Amended 2019 Plan is to promote the success of the Company and the interests of its shareholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons (including certain consultants and advisors).

The Board or one or more committees consisting of directors appointed by the Board will administer the Amended 2019 Plan. The Board intends to delegate general administrative authority for the Amended 2019 Plan to the Compensation Committee, which is comprised of directors who qualify as independent under the rules promulgated by the SEC and NYSE. Except where prohibited by applicable law, a committee may delegate some or all of its authority with respect to the Amended 2019 Plan to another committee of directors or to one or more officers of the Company. For purposes of Rule 16b-3 of the Exchange Act, the

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ITEM 3: APPROVAL OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

rules of the NYSE and, for grants to non-employee directors, the Amended 2019 Plan must be administered by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this section as the Administrator.

The Administrator has broad authority under the Amended 2019 Plan with respect to award grants including, without limitation, the authority:

▪
To select participants and determine the type(s) of award(s) that they are to receive;

▪
To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

▪
To cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition described below;

▪
To accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consents;

▪
Subject to the other provisions of the Amended 2019 Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession or substitution of awards; and

▪
To allow the purchase price of awards or shares of the Company's common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company's common stock or by a reduction of the number of shares deliverable pursuant to the awards, by services rendered by the recipient of the awards, by notice of third party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the Amended 2019 Plan include officers and employees of the Company or any of its subsidiaries, non-employee directors of the Company, and certain individual consultants who render bona fide services to the Company or any of its subsidiaries (other than services in connection with the offering or sale of securities or as a market maker or promoter of securities of the Company). As of March 16, 2021, there were approximately 742 employees, including officers, of the Company and its subsidiaries and nine non-employee Directors of the Company and its subsidiaries who would potentially be eligible to receive awards under the Amended 2019 Plan.

Authorized Shares

The number shares of Company common stock authorized for issuance pursuant to awards under the Amended 2019 Plan is equal to the sum of (i) 6,900,000 shares of Company common stock, plus (ii) the shares of Company common stock available for issuance under the Existing Plan upon approval of the Amended 2019 Plan, plus (iii) any shares that would have otherwise become available for issuance under

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the Existing Plan as a result of forfeitures of outstanding awards made under the Existing Plan. The Amended 2019 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Existing Plan, except as may be required by the Administrator or applicable law or stock exchange rules.

The Amended 2019 Plan uses a fungible share design, pursuant to which shares delivered pursuant to options and stock appreciation rights count against the share reserve on a 1:1 basis, and shares delivered pursuant to all other awards count against the share reserve at a rate of 2.38 shares per share delivered under the award. Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended 2019 Plan are available for reissuance under the Amended 2019 Plan at the same rate as they would have been taken into account under the fungible share counting system described above. However, the Amended 2019 Plan prohibits liberal share recycling. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised stock-settled SARs (regardless of the number of shares actually delivered), count against the share limit in accordance with the fungible share counting system described above.

Awards Under the Amended 2019 Plan

Because awards under the Amended 2019 Plan are granted in the discretion of the Board or a committee of the Board, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no event will any adjustment be made to a stock option or stock appreciation right award under the Amended 2019 Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award, unless such adjustment is approved by the shareholders of the Company. Adjustments made in accordance with the Amended 2019 Plan to reflect a stock split or similar event are not deemed to be a repricing.

Minimum Vesting Schedule

The Amended 2019 Plan requires a minimum one-year cliff vesting schedule for all equity award types under the Amended 2019 Plan. This minimum vesting schedule will apply to at least 95% of the shares authorized for grant under the Amended 2019 Plan.

Dividends and Dividend Equivalents

Accrued dividends or dividend equivalent amounts shall not be paid on performance-based awards unless and until the awards to which they relate become vested.

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Types of Awards

The Amended 2019 Plan authorizes stock options, SARs, restricted stock, RSUs, PSUs and other forms of awards that may be granted or denominated in or otherwise determined by reference to the Company's common stock, as well as cash awards. The Amended 2019 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

▪
Stock Options

A stock option is a right to purchase shares of the Company's common stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company's common stock on the date of grant. On March 16, 2021, the last sale price of the Company's common stock as reported on NYSE was $63.43 per share. The maximum term of an option is seven years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the "Code"), and the Amended 2019 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

▪
Stock Appreciation Rights

A stock appreciation right is the right to receive payment in cash and/or common stock of an amount equal to the excess of the fair market value of shares of the Company's common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price is established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of the Company's common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is seven years from the date of grant.

▪
Restricted Stock

Shares of restricted stock are shares of the Company's common stock that are subject to forfeiture and to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of employment or service or until certain performance vesting conditions are satisfied (the "restricted period"). Subject to the restrictions provided in the applicable award agreement and the Amended 2019 Plan, a participant receiving restricted stock, and/or the fair market value of all or a portion of the restricted stock in cash, may have all of the rights of a shareholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that dividends on shares subject to performance-based vesting shall be accrued and shall be paid only if the restricted stock to which they relate become vested.

▪
Restricted Stock Units

A restricted stock unit represents the right to receive one share of the Company's common stock, or the fair market value of one share of common stock in cash, on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the Amended 2019 Plan, a

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participant receiving RSUs has no rights as a shareholder with respect to the RSUs until the shares of common stock are issued to the participant. RSUs may be granted with dividend equivalent rights. RSUs may be settled in cash if so provided in the applicable award agreement.

▪
Performance Stock Units

A performance stock unit ("PSU") is a performance-based award that entitles the recipient to receive shares of the Company's common stock, or the fair market value of some or all those shares in cash, based on attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. Subject to the restrictions provided in the applicable award agreement and the Amended 2019 Plan, a participant receiving PSUs has no rights as a shareholder until the shares of common stock are issued to the participant. PSUs may be granted with dividend equivalent rights that are payable only if the underlying PSUs are earned. PSUs may be settled in cash if so provided in the applicable award agreement.

▪
Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including without limitation discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

▪
Other Awards

The other types of awards that may be granted under the Amended 2019 Plan include, without limitation, stock bonuses, and similar rights to purchase or acquire shares of the Company's common stock, and similar securities with a value derived from the value of or related to the Company's common stock or returns thereon.

Change of Control

In the event of a change of control (as defined in the Amended 2019 Plan), time-based awards shall become fully vested, and performance-based awards shall vest based on performance through the date of the change of control (with the Administrator making any adjustments necessary to accommodate the truncated performance period of such awards). In addition, the Administrator shall have full discretion to take whatever additional actions (not inconsistent with the accelerated vesting described above) it deems necessary or appropriate, including but not limited to the following actions: (1) provide for the assumption of such awards (or portions thereof) or the substitution of such awards (or portions thereof) with similar awards of the surviving or acquiring Company; (2) provide for the termination of outstanding awards; (3) provide for the cash-out and cancellation of any award (or portion thereof); and (4) take any other actions as the Administrator deems necessary or advisable in connection with such change of control transaction. The Administrator may take different actions with respect to different participants under the Amended 2019 Plan, different awards under the Amended 2019 Plan, and different portions of awards granted under the Amended 2019 Plan.

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Transferability of Awards

Awards under the Amended 2019 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and with respect to awards with exercise features, are generally exercisable during the recipient's lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limits and the number and kind of shares available under the Amended 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority

The Amended 2019 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Non-Competition and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Amended 2019 Plan, participants agree to be bound by any clawback policy adopted by the Company from time to time. Participants may also be subject to restrictive covenants if so required by the Administrator in any award agreement.

Awards to Directors

The Amended 2019 Plan is the exclusive vehicle for awards of cash and equity compensation to be paid or provided to the Company's non-employee directors. Cash awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. Cash awards paid to any non-employee director may not exceed $400,000 in any fiscal year. Equity awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion (other than incentive stock options). Equity awards granted to any non-employee director may not have a grant date fair value in excess of $400,000 in any fiscal year.

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Termination of, or Changes to, the Amended 2019 Plan

The Administrator may amend or terminate the Amended 2019 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules or as required to preserve the intended tax consequences of the Amended 2019 Plan. For example, shareholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the Amended 2019 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring shareholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the Amended 2019 Plan will terminate ten years after the date on which the Amended 2019 Plan was approved by the Board. Outstanding awards generally will continue following the expiration or termination of the Amended 2019 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of awards under the Amended 2019 Plan is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

▪
Nonqualified Stock Options

The grant of a nonqualified stock option under the Amended 2019 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

▪
Incentive Stock Options

The grant of an incentive stock option (or "ISO") under the Amended 2019 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal

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ITEM 3: APPROVAL OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The "spread" under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the alternative minimum tax liability.

▪
Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the

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Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

▪
Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's "covered employees." A "covered employee" is any individual who has served at any time after December 31, 2016 as the Company's chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. Certain compensation issued prior to the effective date of the Amended 2019 Plan may be deductible based on specialized transition rules set forth in Code Section 162(m) and related guidance.

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the Amended 2019 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the Amended 2019 Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Because approval of the Amended 2019 Plan will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the Amended 2019 Plan.

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Vote Required for Approval

Approval of the Amended 2019 Plan will require the affirmative vote of a majority of the shares present or represented at the Annual Meeting. Abstentions will be counted as votes against this matter, and broker non-votes will have no effect on the vote on this matter.

The Board of Directors unanimously recommends a vote FOR the approval of the Company's Amended and Restated 2019 Equity Incentive Plan.

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ITEM 4: AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

ITEM 4: AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

On February 17, 2021, our Board of Directors approved, upon the recommendation of the Nominating and Corporate Governance Committee, an amended and restated version of our Restated Certificate of Incorporation that would declassify our Board of Directors and provide for the annual election of all directors, subject to obtaining the requisite approval from our stockholders at the 2021 annual meeting of stockholders.

Our Restated Certificate of Incorporation currently provides that our Board of Directors be divided into three classes, each of which serves for staggered three-year terms. Our Board of Directors previously viewed the classified structure of the Board as benefiting our stockholders by promoting continuity and stability in the management of our business and affairs, encouraging directors to take a long-term perspective, and reducing the Company's vulnerability to coercive takeover tactics. While our Board of Directors still believes these are important benefits, the Board recognizes the benefit of providing stockholders an annual opportunity to express in a meaningful way their satisfaction or dissatisfaction with the actions of the Board. The Board has also considered comments received in our shareholder engagement and commentary from institutional investors.

After careful deliberation, our Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, to propose that our stockholders approve to amend and restate our Restated Certificate of Incorporation to declassify our Board of Directors and provide that all directors be elected annually. If this proposal is approved by our stockholders, each director who has been elected to a three-year term prior to the filing of the Amended and Restated Certificate of Incorporation, including each director elected at the 2021 annual meeting, will complete her or his three-year term. Thereafter, such director, or her or his successor, will be elected to one-year terms. Beginning with the 2024 annual meeting, all directors will stand for election annually.

In connection with this proposal, our Board of Directors also approved certain other conforming amendments to our Restated Certificate of Incorporation, subject to stockholder approval. These conforming amendments include an amendment to permit the removal of directors, with or without cause. This provision is required under Delaware law for corporations that do not have classified boards or cumulative voting for directors. In light of these conforming amendments, we are proposing to amend and restate the Restated Certificate of Incorporation in its entirety, and the substantive changes are reflected in the proposed form of Amended and Restated Certificate of Incorporation attached to this proxy statement as Appendix B. For your convenience, the attached form of Amended and Restated Certificate of Incorporation is marked to indicate the proposed amendments. The amendments to the Bylaws will not take effect unless and until the Amended and Restated Certificate of Incorporation becomes effective. A marked version of the Bylaws reflecting the amendments is attached to this Proxy Statement as Appendix C.

In addition, the Board of Directors has approved conforming amendments to our Bylaws, subject to stockholder approval of the Amended and Restated Certificate of Incorporation. The amendments to our Bylaws do not require stockholder approval.

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ITEM 4: AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

The affirmative vote of the holders of at least 80% of the voting power of all of our outstanding shares of common stock is required for approval of this proposal to amend and restate our Restated Certificate of Incorporation to declassify the Board and provide for the annual election of all directors.

The Board of Directors recommends a vote FOR the Amendment and Restatement of the Restated Certificate of Incorporation to Provide for the Annual Election of All Directors.

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ITEM 5: RATIFICATION OF INDEPENDENT AUDITORS

ITEM 5: RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed KPMG LLP to audit our financial statements for 2021. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of our shareholders and the Company. KPMG LLP has served as our independent auditors since October 1, 2002.

We are asking that shareholders ratify the appointment of KPMG LLP as our independent auditors. If shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. A KPMG LLP representative will be at the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

The Board of Directors recommends a vote FOR the ratification of KPMG LLP as Cimarex's Independent Auditors for 2021.

Audit and Non-Audit Fees

The following table shows the fees for professional services rendered by KPMG LLP for the audit of Cimarex's annual financial statements for the years ended December 31, 2020 and December 31, 2019, and fees billed for other services rendered by KPMG LLP during those periods:

	Years Ended December 31,
	2020	2019

Audit Fees(1)	$950,000	$1,258,916
Audit-Related Fees(2)	$0	$80,895
Tax Fees(3)	$225,000	$225,000
All Other Fees	$0	$0

(1)
Audit fees were principally for audit work performed on the consolidated financial statements and internal controls over financial reporting.
(2)
Audit-related fees were principally for services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings, e.g., comfort letters and consents and assistance in responding to SEC comment letters.
(3)
Tax fees were principally for services related to tax compliance and reporting and analysis services.

Approval of Audit, Audit-Related and Tax Services

The Audit Committee annually reviews and pre-approves certain categories of audit, audit-related and tax services to be performed by our independent auditors, subject to a specified range of fees. The Audit Committee also may pre-approve specific services. Certain non-audit services as specified by the SEC may not be performed by our independent auditors. The Audit Committee may delegate pre-approval authority to one or more of its members. In the event of any such delegation, any pre-approved decisions will be reported to the Audit Committee at its next scheduled meeting. The services described in the above table were pre-approved by the Audit Committee in 2019 and 2020.

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ITEM 5: RATIFICATION OF INDEPENDENT AUDITORS

REPORT OF AUDIT COMMITTEE

The Audit Committee on behalf of the Board of Directors monitors: (i) the integrity of the Company's financial statements; (ii) the independent auditors' qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditors; (iv) the appropriateness of the Company's accounting policies; (v) the adequacy of the Company's internal controls; (vi) the Company's compliance with legal and regulatory requirements related to audit matters; (vii) the process related to ongoing litigation matters; (viii) the annual process of estimating and reporting quantities of oil and gas reserves; and (ix) risk oversight. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditor and the management of the Company. All members of the Audit Committee meet the independence, experience and financial literacy requirements of the New York Stock Exchange, the Sarbanes Oxley Act and any rules or regulations promulgated by the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.cimarex.com.

Management is responsible for the Company's financial statements, the financial reporting process, and the process of estimating and reporting quantities of oil and gas reserves, including the related systems of internal controls and disclosure controls and procedures. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards, as well as an audit of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing reports thereon. The Audit Committee's responsibility is to monitor and oversee these processes and the Audit Committee uses the Company's internal audit department and (if applicable) independent petroleum engineers to assist with these responsibilities.

The Audit Committee reviewed Cimarex's audited financial statements and supplemental oil and gas reserve information as of and for the year ended December 31, 2020 and met with management, DeGolyer and MacNaughton (an independent petroleum engineering consulting firm) and KPMG LLP, Cimarex's independent registered public accounting firm, to discuss the related information, and the effectiveness of Cimarex's internal control over financial reporting. In addition, the Audit Committee has received from KPMG LLP the communication required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with KPMG LLP their independence from Cimarex and its management. The Audit Committee also discussed with KPMG LLP any matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Cimarex's audited financial statements be included in Cimarex's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

THE AUDIT COMMITTEE

Monroe W. Robertson (Chair)
Kathleen A. Hogenson
Harold R. Logan, Jr.
Frances M. Vallejo

The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Cimarex filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Cimarex specifically incorporates the Audit Committee Report by reference.

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GENERAL INFORMATION

GENERAL INFORMATION

Information Available Online

Our Corporate Governance Guidelines, Board Committee Charters, Code of Business Conduct and Ethics and SEC filings are posted on our website at www.cimarex.com. Upon request, we will promptly deliver (free of charge) a copy of our Annual Report on Form 10-K to any shareholder. Direct such requests to our Corporate Secretary, Cimarex Energy Co., 1700 Lincoln Street, Suite 3700, Denver, Colorado 80203, telephone (303) 295-3995 and facsimile (720) 403-9383.

Communications with Cimarex's Directors

Communications from shareholders and other interested parties can be addressed to our Directors by mail in care of our Corporate Secretary, Cimarex Energy Co., 1700 Lincoln Street, Suite 3700, Denver, Colorado 80203 or facsimile (720) 403-9383. All shareholder and other interested party communications will be forwarded to our Lead Director. In response, the Lead Director may take any action deemed appropriate or necessary, including, without limitation, forwarding the information to the Board for consideration or, with the concurrence of the Board, retaining independent or outside counsel, accountants or other advisors.

Director Nominations for the 2022 Annual Meeting of Shareholders

Shareholders who wish to nominate persons for election as Directors at the 2022 Annual Meeting must submit a timely written notice complying with Cimarex's Bylaws to the Corporate Secretary at Cimarex Energy Co., 1700 Lincoln Street, Suite 3700, Denver, Colorado 80203 or by facsimile (720) 403-9383. In addition, up to 20 shareholders collectively beneficially owning more than 3% of the Company's outstanding shares for at least three consecutive years may nominate up to two candidates for inclusion in the Company's proxy materials by following the procedures set forth in the proxy access provisions in Article III, Section 2A of our Bylaws (the "Proxy Access Policy"). To be timely, the shareholder's written notice for nominees to be considered by the Nominating and Corporate Governance Committee or proxy access candidate to be included in the proxy statement for the 2022 Annual Meeting must be received between January 12, 2022 and February 11, 2022. In addition, shareholder nominations must comply with the other requirements of Article III, Section 2 or Section 2A, as applicable, of our Bylaws.

Shareholder Proposals for the 2022 Annual Meeting of Shareholders

A proposal to be acted upon at the 2022 Annual Meeting of Shareholders will be acted upon only:

▪
If the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal is received by our Corporate Secretary on or before November 29, 2021, and the proposal meets the requirements of the applicable rules of the SEC and the requirements of our bylaws.
▪
If the proposal is not to be included in the proxy statement, pursuant to our bylaws, the proposal is submitted in writing to our Corporate Secretary no earlier than January 12, 2022 and no later than

94	2021 Notice of Annual Meeting and Proxy Statement

GENERAL INFORMATION

  February 11, 2022, and such proposal is, under Delaware General Corporation Law, an appropriate subject for shareholder action.

▪
If the proposal concerns the nomination of Directors, see "Director Nominations for the 2022 Annual Meeting of Shareholders" above.

Complaint and Reporting Procedures

We have established complaint and reporting procedures that are posted on our website at www.cimarex.com. Any person, whether or not an employee, who has a concern about the conduct of Cimarex or any of our employees, including accounting, internal accounting controls or auditing issues, may, in an anonymous manner, communicate that concern by calling our hotline, 1-866-519-1898. The hotline is available 24 hours a day, seven days a week. Your telephone communication will be transcribed verbatim and such transcription will be e-mailed to a Company representative with authority to investigate the concern.

Cimarex Energy Co.	95

QUESTIONS AND ANSWERS

QUESTIONS AND ANSWERS

▪
PROXY MATERIALS AND VOTING INFORMATION

1.  Why did I receive these proxy materials?

We are providing these materials in connection with the solicitation by the Board of Directors of Cimarex Energy Co., a Delaware corporation, of proxies to be voted at our 2021 Annual Meeting of Shareholders and at any adjournment or postponement of the Meeting. The Meeting will take place virtually on May 12, 2021, beginning at 9:00 a.m. Mountain Daylight Time, at www.viewproxy.com/cimarex/2021.

2.  How do I attend and vote shares at the virtual Annual Meeting?

The Annual Meeting will convene at 9:00 a.m. Mountain Daylight Time on May 12, 2021. In order to participate in the 2021 Annual Meeting live via the Internet, you must register at www.allianceproxy.com/cimarex/2021 by 11:59 p.m. Eastern Time on May 11, 2021. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the 2021 Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2021 Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.allianceproxy.com/cimarex/2021.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.viewproxy.com/cimarex/2021.

If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. Please note that no members of management or the Board will be in attendance at the physical location.

3.  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with Cimarex's registrar and transfer agent, Continental Stock Transfer & Trust Company, you are considered a shareholder of record with respect to these shares. If your shares are held in a brokerage account or bank, broker or other nominee, you are considered the beneficial owner of these shares.

96	2021 Notice of Annual Meeting and Proxy Statement

QUESTIONS AND ANSWERS

4.  What shares are included on the proxy card?

If you are a shareholder of record, you should receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form. If you receive more than one proxy card, please vote all proxy cards received.

If you are a Cimarex employee, you will receive a proxy or voting instruction card for all the shares you hold in the Cimarex 401(k) Plan. Your proxy card will serve as a voting instruction card for the Plan trustee. If you do not specify your voting instructions on the proxy card, the Plan trustee will vote your shares in the same proportion as it votes shares for which it did receive timely instructions. To allow sufficient time for voting by the trustee, your voting instructions must be received no later than 11:59 p.m. Eastern Daylight Time on May 7, 2021.

5.  What different methods can I use to vote?

By Written Proxy.    All shareholders of record can vote by written proxy card. If you are a shareholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

By Telephone or Internet.    All shareholders of record can vote by calling the toll-free telephone number on the proxy card. Please have your proxy card when you call. Voice prompts will direct you on how to vote your shares and will confirm your voting instructions have been recorded properly.

Shareholders also may vote on the internet by accessing the website noted on the proxy card. Please have your proxy card when you go to the website. As with telephone voting, you can confirm your voting instructions have been recorded properly.

Beneficial owners may vote by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials.

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QUESTIONS AND ANSWERS

6.  What are my voting choices for each of the proposals to be voted on at the 2021 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1. Election of Two Class I	▪ vote in favor of all nominees;	Majority of votes cast
Directors	▪ vote in favor of specific nominees;
▪ vote against all nominees;
▪ vote against specific nominees;
▪ abstain from voting with respect to all nominees; or
▪ abstain from voting with respect to specific nominees.
The Board recommends a vote FOR each of the nominees.

Item 2. Advisory Vote to	▪ vote in favor of the advisory proposal;	Majority of shares
Approve Executive Compensation	▪ vote against the advisory proposal; or	present and entitled to
	▪ abstain from voting on the advisory proposal.	vote
The Board recommends a vote FOR the advisory proposal to approve executive compensation.

Item 3. Approve the Amended	▪ vote in favor of the Plan;	Majority of shares
and Restated 2019 Equity	▪ vote against the Plan; or	present and entitled to
Incentive Plan	▪ abstain from voting on the Plan.	vote
The Board recommends a vote FOR the approval of the Amended and Restated 2019 Equity Incentive Plan.

Item 4. To Consider a Proposal	▪ vote in favor of the proposed amendment;	80% of the voting
to Amend and Restate Our	▪ vote against the proposed amendment; or	power of all
Restated Certificate of	▪ abstain from voting on the proposed amendment.	of our outstanding
Incorporation To Provide for the Annual Election of All Directors		shares of common stock
The Board recommends a vote FOR the amendment and restatement of the Restated Certificate of Incorporation to provide for the annual election of all directors.

Item 5. Ratification of the	▪ vote in favor of the ratification;	Majority of shares
Appointment of KPMG LLP as	▪ vote against the ratification; or	present and entitled to
Independent Auditors	▪ abstain from voting on the ratification.	vote
The Board recommends a vote FOR the ratification.

7.  What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered to vote.

Non-Discretionary Items.    The election of Directors and the advisory vote to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

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QUESTIONS AND ANSWERS

Discretionary Items.    The ratification of the appointment of KPMG LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on the proposal in their discretion.

8.  How are abstentions and broker non-votes counted?

Item 1.Election of Two Class I Directors.  If you abstain from voting in the election of Directors, you will be treated as not having cast a vote and the abstention will not be counted in determining the outcome of the election. Broker non-votes are not considered a vote cast under our Bylaws and will have no effect on the outcome of the election of Directors.

Item 2.Advisory Vote to Approve Executive Compensation.  If you abstain from voting on the advisory vote to approve executive compensation, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Item 2 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Item 2. Broker non-votes are not considered in the calculation of a majority of shares present and entitled to vote.

Item 3.Approve the Amended and Restated 2019 Equity Incentive Plan.  If you abstain from voting on the proposed Amended and Restated 2019 Equity Incentive Plan, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Item 3 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Item 3. Broker non-votes will have no effect on the outcome of Item 3 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

Item 4.Consider a Proposal to Amend and Restate Our Restated Certificate of Incorporation to Provide for the Annual Election of All Directors.  If you abstain from voting on the proposal to amend and restate our Restated Certificate of Incorporation, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Item 4 received the affirmative vote of 80% of the voting power of all of our outstanding shares of common stock. The effect of an abstention is a vote against Item 4. Broker non-votes will have no effect on the outcome of Item 4 because broker non-votes are not entitled to vote and are not considered in the calculation of 80% of shares present and entitled to vote.

Item 5.Ratification of Appointment of KPMG LLP as Independent Auditors.  If you abstain from voting on the ratification of KPMG LLP as Cimarex's Independent Auditors, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Item 5 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Item 5. Because Item 5 is a routine matter on which a broker has discretionary authority, no or few broker non-votes likely will result from this Item.

9.  What can I do if I change my mind after I vote my shares?

You may revoke your proxy prior to the completion of voting by:

▪
Giving written notice to Cimarex's Corporate Secretary;
▪
Delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet in a timely manner; or
▪
Voting your shares at the virtual Annual Meeting.

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QUESTIONS AND ANSWERS

10.  Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

We are distributing our proxy materials to certain shareholders via the internet under the "notice and access" approach permitted by the SEC. On or about March 26, 2021, we will mail to certain of our shareholders a notice of internet availability of proxy materials with instructions explaining how to access our proxy statement and annual report and how to vote online. If you receive a notice of internet availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions for requesting such materials included in the notice of internet availability.

Even if you do not participate in "notice and access," the Notice of Annual Meeting and proxy statement are available on the internet at http://www.allianceproxy.com/cimarex/2021.

11.  Who counts the votes?

Alliance Advisors LLC, our proxy solicitor, will tabulate the votes and, Francis B. Barron, Cimarex's Corporate Secretary, will act as inspector of election.

12.  When will Cimarex announce the voting results?

We will announce the preliminary voting results at the Annual Meeting of Shareholders. Cimarex will report the final results in a Current Report on Form 8-K filed with the SEC after the Meeting.

13.  How are proxies solicited, and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We hired Alliance Advisors LLC to assist with the solicitation of proxies for an estimated fee of $10,000 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.

Our Directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

14.  What is householding?

As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless the shareholders have notified Cimarex of their desire to receive multiple copies of the proxy statement. This is known as "householding."

Upon oral or written request, we promptly will deliver a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Direct requests for additional copies for the current year or future years to our Corporate Secretary, Cimarex Energy Co., 1700 Lincoln Street, Suite 3700, Denver, Colorado 80203, telephone (303) 295-3995 and facsimile (720) 403-9383.

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QUESTIONS AND ANSWERS

Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Continental Stock Transfer & Trust Company, by phone at (888) 509-5580 or by mail at 1 State Street, 30th Floor, New York, NY 10004-1561, to request a single copy be mailed in the future.

Beneficial owners should contact their broker or bank.

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Appendix A

CIMAREX ENERGY CO.
Amended and Restated 2019 EQUITY INCENTIVE PLAN

Adopted by the Board on February ~~20, 2019~~17, 2021
Approved by the Company's stockholders on [May 12, 2021]~~8, 2019~~
[~~6,317,476~~ [            ] shares total, consisting of ~~5,800,000~~ [6,900,000] plus ~~517,476~~ [            ] available
On May [12], 2021~~8, 2019~~ under ~~2014~~ 2019 Equity Incentive Plan]

1.           ESTABLISHMENT AND PURPOSE OF PLAN

              Cimarex Energy Co., a Delaware corporation (the "Company"), hereby establishes the Cimarex Energy Co. Amended and Restated 2019 Equity Incentive Plan (the "Amended 2019 Plan") as set forth in this document. The purpose of the ~~Plan~~Amended 2019 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees, non-employee directors, and other eligible persons through the grant of equity and cash Awards that align the interests of ~~Plan~~Amended 2019 Plan participants with the interests of the Company's stockholders.

2.           DEFINITIONS

              2.1    Defined Terms.    Whenever used in the ~~Plan~~Amended 2019 Plan, the following capitalized terms shall have the meanings set forth below:

                  (a)          "Administrator" shall mean the Board or one or more committees appointed by the Board (or appointed by another committee within that committee's delegated authority) to administer all or certain aspects of this ~~Plan~~Amended 2019 Plan, as set forth in Section 3 hereof.

                  (b)          "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                  (c)          "Amended 2019 Plan" shall have the meaning set forth in Section 1 hereof.

                  (d)          "Award" shall mean a grant under the ~~Plan~~Amended 2019 Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, cash Award, or Other Stock-Based Award.

                  (~~d~~e)        "Award Agreement" shall mean a written or electronic Award agreement or document evidencing the grant of an Award under the ~~Plan~~Amended 2019 Plan and containing the terms and conditions of such Award, as determined by the Administrator.

                  (~~e~~f)         "Board" shall mean the board of directors of the Company.

                  (~~f~~g)         "Cause" shall mean, with respect to any Participant, as determined by the Administrator and unless otherwise provided in an applicable agreement between the Participant and the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or

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    (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Participant and the Company or an Affiliate. Any determination by the Administrator whether an event constituting Cause has occurred will be final, binding and conclusive.

                  (~~g~~h)        "Change in Control" shall mean and shall be deemed to have occurred upon the occurrence of any one of the following:

                      1.           the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that described in clauses (i) and (ii) of subsection 3. below; or

                      2.           during any period of twelve months beginning after the Effective Date, individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director at the beginning of such twelve-month period, whose election, appointment or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                      3.           the closing of a reorganization, share exchange or merger (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 40% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be and (ii) at least a majority of the members of the

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        board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination or were elected, appointed or nominated by the Board; or

                      4.           the closing of (i) a complete liquidation or dissolution of the Company or, (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 40% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

                  If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if the transaction is not also a "change in ownership or effective control of" the Company or a "change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5).

                  (~~h~~i)         "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (~~i~~j)          "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and such other securities or property as may become the subject of Awards under this ~~Plan~~Amended 2019 Plan pursuant to an adjustment made under Section 8.1.

                  (~~j~~k)         "Company" shall mean Cimarex Energy Co., a Delaware corporation.

                  (~~k~~l)         "Disability" shall mean, unless otherwise provided in an employment, consulting or other services agreement, if any, or Award Agreement between the Participant and the Company or an Affiliate, the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

                  (~~l~~m)        "Effective Date" shall mean the date on which this ~~Plan~~Amended 2019 Plan is approved by the stockholders of the Company.

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                  (~~m~~n)       "Eligible Person" shall have the meaning set forth in Section 5 hereof.

                  (~~n~~o)        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (~~o~~p)        "Fair Market Value" shall mean, unless otherwise determined by the Committee, the fair market value of a share of Common Stock as of a particular date, determined as follows: (i) the closing sale price reported for such share of Common Stock on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares of Common Stock is reported for such trading day, on the next preceding day on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.

                  (~~p~~q)        "Incentive Stock Option" or "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

                  (~~q~~r)        "Non-Qualified Stock Option" or "NSO" shall mean an Option other than an Incentive Stock Option.

                  (~~r~~s)         "Option" shall mean a compensatory stock option granted pursuant to Section 6.1.1.

                  (~~s~~t)         "Other-Stock Based Award" shall mean a stock-based Award issued pursuant to Section 6.1.7.

                  (~~t~~u)         "Participant" shall mean any Eligible Person that has been issued an Award under the ~~Plan~~Amended 2019 Plan.

                  (~~u~~v)        "Performance Stock Unit" or "PSU" shall mean a performance stock unit Award issued pursuant to Section 6.1.5.

                  ~~(v)          "Plan" shall have the meaning set forth in Section 1 hereof.~~

                  (w)         "Prior Plan" shall mean the Cimarex Energy Co. 2014 Equity Incentive Plan, as amended.

                  (x)          "Restricted Stock" shall mean shares of forfeitable Common Stock issued pursuant to Section 6.1.3.

                  (y)          "Restricted Stock Unit" or "RSU" shall mean a restricted stock unit issued pursuant to Section 6.1.4.

                  (z)          "Section 409A" shall mean section 409A of the Code and related Treasury regulations and pronouncements thereunder.

                  (aa)        "Securities Act" shall mean the Securities Act of 1933, as amended.

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                  (bb)        "Share Limit" shall have the meaning set forth in Section 4.1.

                  (cc)         "Stock Appreciation Right" or "SAR" shall mean a stock appreciation right granted pursuant to Section 6.1.2.

                  (dd)        "Subsidiary" shall mean any corporation or other entity controlled by the Company directly or indirectly though one or more intermediaries.

              2.2    Construction.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

3.           ~~PLAN~~AMENDED 2019 PLAN ADMINISTRATION

              3.1    ~~Plan~~Amended 2019 Plan Administrator.    This ~~Plan~~Amended 2019 Plan shall be administered by, and all Awards under this ~~Plan~~Amended 2019 Plan shall be authorized by, the Administrator. Any committee appointed by the Board to act as the Administrator shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this ~~Plan~~Amended 2019 Plan (a) to determine the Eligible Persons who will receive grants of Awards under this ~~Plan~~Amended 2019 Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this ~~Plan~~Amended 2019 Plan. Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

              Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this ~~Plan~~Amended 2019 Plan shall be administered by a committee composed entirely of independent directors (as defined by the rules of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by the Board or a committee consisting solely of independent directors.

              3.2    Powers of the Administrator.    Subject to the express provisions of this ~~Plan~~Amended 2019 Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this ~~Plan~~Amended 2019 Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

                  (a)          determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under this ~~Plan~~Amended 2019 Plan;

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Appendix A

                  (b)          grant Awards to Eligible Persons, determine the price at which securities will be offered or Awarded and the number of securities to be offered or Awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this ~~Plan~~Amended 2019 Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

                  (c)          approve the forms of Award agreements (which need not be identical either as to type of Award or among Participants);

                  (d)          construe and interpret this ~~Plan~~Amended 2019 Plan and any Award Agreements defining the rights and obligations of the Company, its Subsidiaries, and Participants under this ~~Plan~~Amended 2019 Plan, further define the terms used in this ~~Plan~~Amended 2019 Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this ~~Plan~~Amended 2019 Plan or the Awards granted under this ~~Plan~~Amended 2019 Plan;

                  (e)          cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 10.5.5;

                  (f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of Options or Stock Appreciation Rights, within the maximum seven-year term of such Awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 10.5.5;

                  (g)          adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 10.5.5, and provided that in no case (except due to an adjustment contemplated by Section 8) shall the terms of any outstanding Awards be amended (by amendment, cancellation and regrant, or other means) to reduce the per share exercise or base price of any outstanding Option or Stock Appreciation Right or other Award granted under this ~~Plan~~Amended 2019 Plan, or be exchanged for cash, other Awards or Option or Stock Appreciation Rights with an exercise price that is less than the per share exercise price of the original Option or Stock Appreciation Rights, without stockholder approval, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

                  (h)          determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award);

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                  (i)           determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 8;

                  (j)           acquire or settle rights under Awards in cash, stock of equivalent value, or other consideration, subject to the provision of the ~~Plan~~Amended 2019 Plan; and

                  (k)          determine the Fair Market Value of the Common Stock or Awards under this ~~Plan~~Amended 2019 Plan from time to time and/or the manner in which such value will be determined.

              3.3    Binding Determinations.    Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to this ~~Plan~~Amended 2019 Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this ~~Plan~~Amended 2019 Plan (or any Award made under this ~~Plan~~Amended 2019 Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law. The foregoing right of indemnification shall be in addition to any right of indemnification set forth in the Company's certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Company that may be in effect from time to time.

              3.4    Reliance on Experts.    In making any determination or in taking or not taking any action under this ~~Plan~~Amended 2019 Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Company. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

              3.5    Delegation of Non-Discretionary Functions.    In addition to the ability to delegate certain grant authority to officers of the Company as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.

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4.           SHARES OF COMMON STOCK SUBJECT TO THE ~~PLAN~~AMENDED 2019 PLAN; SHARE LIMIT

              4.1    Shares of Common Stock Subject to the ~~Plan~~Amended 2019 Plan; Share Limit.    Subject to the adjustment as provided in Sections 8.1 and 10.9, the maximum number of shares of Common Stock available for issuance under the ~~Plan~~Amended 2019 Plan (the "Share Limit") will be equal to the sum of (a) ~~5,800,000~~ 6,900,000 shares of Common Stock plus (b) the number of shares of Common Stock available for future Awards under the Prior Plan as of the Effective Date of this ~~Plan~~Amended 2019 Plan plus (c) such additional shares of Common Stock that become available under the Prior Plan pursuant to Section 4.3 thereof. Subject to adjustment as provided in Section 8.1, ~~5,800,000~~ 6,900,000 shares of Common Stock shall be available under the ~~Plan~~Amended 2019 Plan for issuance as Incentive Stock Options. Common Stock issue under the ~~Plan~~Amended 2019 Plan shall be either authorized but unissued shares or, to the extent permitted by applicable, shares of Common Stock that have been reacquired by the Company or any Subsidiary.

              4.2    Counting of Shares.    The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute Awards) as it may deem necessary or desirable in its sole discretion. For each Share delivered pursuant to an Option or a Stock Appreciation Right, the number of shares available for issuance under the ~~Plan~~Amended 2019 Plan shall be reduced by one share. For each share delivered pursuant to an Award other than an Option or Stock Appreciation Right, the number of shares available for issuance under the ~~Plan~~Amended 2019 Plan shall be reduced by 2.38 shares. Shares shall be counted against those reserved to the extent shares have been delivered pursuant to an Award and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an Award under the ~~Plan~~Amended 2019 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the ~~Plan~~Amended 2019 Plan, as applicable, and will be deemed to remain available under this ~~Plan~~Amended 2019 Plan in the same amount as they otherwise would have counted against the limit Section forth in Section 4.1. Notwithstanding the foregoing, shares that are withheld from such an Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an Award, and the total number of shares subject to the exercised portion of a stock-settled SAR (regardless of the actual lesser of number shares delivered to the Participant), shall be deemed to have been issued hereunder and shall reduce the number of shares remaining available for issuance under the ~~Plan~~Amended 2019 Plan.

              4.3    Reservation of Shares; No Fractional Shares.    The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this ~~Plan~~Amended 2019 Plan (exclusive of any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash). No fractional shares shall be delivered under this ~~Plan~~Amended 2019 Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under this ~~Plan~~Amended 2019 Plan.

5.           ELIGIBILITY

              5.1    Eligible Persons.    The Administrator may grant Awards under this ~~Plan~~Amended 2019 Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its

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Subsidiaries; (b) a non-employee director of the Company or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in this ~~Plan~~Amended 2019 Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this ~~Plan~~Amended 2019 Plan only if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register under the Securities Act, the offering and sale of shares issuable under this ~~Plan~~Amended 2019 Plan by the Company, or the Company's compliance with any other applicable laws.

              5.2    Participation.    The Administrator shall, in its sole and absolute discretion, select from among the Eligible Employees those individuals who shall receive Awards and become Participants under the ~~Plan~~Amended 2019 Plan. There is no right of any Eligible Person to receive an Award under the ~~Plan~~Amended 2019 Plan, and the Administrator has absolute discretion to treat Eligible Employees differently from one another under the ~~Plan~~Amended 2019 Plan. Receipt of an Award by a Participant shall not create the right to receive future Awards under the ~~Plan~~Amended 2019 Plan, but a Participant who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

6.           AWARDS

              6.1    Type and Form of Awards.    The Administrator shall determine the type or types of Award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or one of its Subsidiaries. The types of Awards that may be granted under this ~~Plan~~Amended 2019 Plan are:

                6.1.1    Stock Options.    An Option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period at a fixed exercise price as determined by the Administrator.

                      (a)          General Option Provisions.    Options may only be granted to Eligible Persons for whom the Company would be deemed to be an "eligible issuer of service recipient stock," as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). An Option may be intended to be an Incentive Stock Option or a Nonqualified Stock Option. The Award agreement for an Option will indicate if the Option is intended as an ISO; otherwise it will be deemed to be a Nonqualified Stock Option. The maximum term of each Option (ISO or NSO) shall be seven (7) years. The per share exercise price for each Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option. Each Option shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion. When an Option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 6.4.

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                      (b)          Additional Rules Applicable to ISOs.    Notwithstanding the general option rules set forth in subsection (a), above, the following rules shall apply to options intended to qualify as ISOs. ISOs may only be granted to employees of the Company or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Company and ending with the subsidiary in question). To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this ~~Plan~~Amended 2019 Plan and stock subject to ISOs under all other plans of the Company or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as Nonqualified Stock Options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. There shall be imposed in any Award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                6.1.2    Stock Appreciation Rights.    A Stock Appreciation Right or "SAR" is an Award that entitles the Participant to receive, upon exercise of the SAR, a payment in cash and/or Common Stock or a combination of the two, equal to (or having a Fair Market Value equal to) the product of (x) number of SARs being exercised multiplied by (y) the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the "base price" applicable to the SAR. SARs may only be granted to Eligible Persons for whom the Company would be deemed to be an "eligible issuer of service recipient stock," as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). The base price of the SAR shall be determined by the Administrator but shall be not less than the Fair Market Value of the Company's Common Stock on the date of grant. The maximum term of a SAR shall be seven (7) years. SARs shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion consistent with the terms and conditions of the ~~Plan~~Amended 2019 Plan.

                6.1.3    Restricted Stock.

                      (a)          General Restricted Stock Provisions.    Restricted Stock is Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in

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        combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this ~~Plan~~Amended 2019 Plan and the applicable Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to the provisions of Section 6.1.3(c), below).

                      (b)          Certificates for Shares.    Shares of Restricted Stock granted under this ~~Plan~~Amended 2019 Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. The Administrator may require that shares of Restricted Stock are held in escrow until all restrictions lapse.

                      (c)          Dividends and Splits.    As a condition to the grant of an Award of Restricted Stock, any stock distributed in connection with a stock split or stock dividend, and any other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend or distribution was made. In addition, any cash dividends paid on shares of Restricted Stock may be paid out on a current basis or may be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend relates, and, subject to applicable law, the Administrator may require or permit a Participant to elect that any cash dividends paid on Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this ~~Plan~~Amended 2019 Plan.

                6.1.4    Restricted Stock Units.

                      (a)          Grant of Restricted Stock Units.    A restricted stock unit, or "RSU", represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock or, if specified in the applicable Award agreement, the Fair Market Value of one share of Common Stock paid in cash. The vesting or payment of an Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this ~~Plan~~Amended 2019 Plan.

                      (b)          Dividend Equivalent Accounts.    If (and only if) required by the applicable Award Agreement, prior to the expiration of the applicable vesting period of an RSU, the Administrator shall pay dividend equivalent rights with respect to RSUs, in which case the Company shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with

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        respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account may be immediately vested or may be subject to the same vesting conditions as the RSU to which it relates, as determined by the Administrator. In addition, subject to applicable law, the Administrator may require or permit a Participant to elect that any such dividend equivalent amounts credited to the Participant's account be automatically deemed reinvested in additional RSUs or applied to the purchase of additional Awards under the ~~Plan~~Amended 2019 Plan. The Participant shall be paid the amounts or other property credited to such dividend equivalent account at the time set forth in the Award Agreement.

                      (c)          Rights as a Stockholder.    Subject to the restrictions imposed under the terms and conditions of this ~~Plan~~Amended 2019 Plan and the applicable Award Agreement, each Participant receiving RSUs shall have no rights as a stockholder of the Company with respect to such RSUs until such time as shares of Common Stock are issued to the Participant. In the event an RSU is settled in cash, the Participant receiving RSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.

                6.1.5    Performance Stock Units.

                      (a)          Grant of Performance Stock Units.    A Performance Stock Unit, or "PSU," is a performance-based Award that entitles the Participant to receive shares of Common Stock or, if specified in the Award Agreement, the Fair Market Value of such shares of Common Stock paid in cash, based on the attainment of one or more performance goals. Each Award of PSUs shall designate a target number of PSUs covered by the Award, with the actual number of shares of Common Stock earned (if any) to be based on a formula set forth in the Award Agreement related to the attainment of one or more performance goals set forth in the Award Agreement.

                      (b)          Dividend Equivalent Accounts.    If (and only if) required by the applicable Award Agreement, the Administrator shall pay dividend equivalent rights with respect to PSUs, in which case the Participant shall be entitled to a cash payment with respect to each PSU earned and payable in an amount based on the ordinary cash dividends that would have been payable to Participant had Participant been the owner of a number of actual shares of Common Stock equal to the number of PSUs earned, from the date of grant of the PSU Award through the date the PSU is paid. If so determined by the Administrator and set forth in the applicable Award Agreement, such cash amount may be credited with earnings or losses as if deemed reinvested in Company Common Stock or as if used to purchase additional Awards under the ~~Plan~~Amended 2019 Plan. The amount payable shall be made in a single lump sum on the date on which payment is made in respect of the related PSUs.

                      (c)          Rights as a Stockholder.    Subject to the restrictions imposed under the terms and conditions of this ~~Plan~~Amended 2019 Plan and the applicable Award Agreement, each Participant receiving PSUs shall have no rights as a stockholder of the Company with respect to such PSUs until such time as shares of Common Stock are issued

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        to the Participant. In the event a PSU is settled in cash, the Participant receiving PSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a PSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.

                6.1.6    Cash Awards.    The Administrator may, from time to time, subject to the provisions of the ~~Plan~~Amended 2019 Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 6.1.7 below). Cash Awards shall be Awarded in such amount and at such times during the term of the ~~Plan~~Amended 2019 Plan as the Administrator shall determine.

                6.1.7    Other Awards.    The other types of Awards that may be granted under this ~~Plan~~Amended 2019 Plan include: (a) stock bonuses or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities or rights with a value derived from the value of or related to the Common Stock and/or returns thereon.

              6.2    Award Agreements.    Each Award (other than cash Awards described in Section 6.1.6) shall be evidenced by a written or electronic Award Agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the Award. The Administrator may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Award Agreements on behalf of the Company (electronically or otherwise). The Award agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this ~~Plan~~Amended 2019 Plan.

              6.3    Deferrals and Settlements.    Except as otherwise set forth herein, payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under this ~~Plan~~Amended 2019 Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

              6.4    Consideration for Common Stock or Awards.    The purchase price for any Award granted under this ~~Plan~~Amended 2019 Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

                      (a)          services rendered by the recipient of such Award;

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                      (b)          cash, check payable to the order of the Company, or electronic funds transfer;

                      (c)          notice and third-party payment in such manner as may be authorized by the Administrator;

                      (d)          the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

                      (e)          by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

                      (f)           subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

              In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an Option or otherwise) must have been owned by the Participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 9.1, and any other conditions to exercise or purchase, as established from time to time by the Administrator have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a Participant's ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company.

              6.5    Minimum Vesting Schedule.    Except as provided below, all Awards granted under the ~~Plan~~Amended 2019 Plan shall have a minimum one year cliff vesting schedule meaning that no portion of any Award may be scheduled to vest prior to one year after the date of grant of such Award. Notwithstanding the foregoing, up to five percent (5%) of the total number of shares of Common Stock authorized by the Board and the stockholders for issuance under the ~~Plan~~Amended 2019 Plan may be granted pursuant to Awards not subject to the minimum vesting schedule described above. The Administrator may adopt reasonable counting procedures to determine whether the five percent (5%) limit in the preceding sentence has been attained. The Administrator may also apply reasonable rules and rounding conventions to determine whether an Award complies with the above-referenced minimum vesting schedule.

              6.6    Transfer Restrictions.

                6.6.1    Limitations on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 6.6, by applicable law and by the Award agreement, as the same may be amended, (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only

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  by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

                6.6.2    Exceptions.    The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfer of Awards are not for consideration and provided further that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

                6.6.3    Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 6.6.1 shall not apply to:

                      (a)          transfers to the Company,

                      (b)          the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                      (c)          subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

                      (d)          subject to any applicable limitations on ISOs, if the Participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                      (e)          the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

              6.7    International Awards.    One or more Awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any Awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this ~~Plan~~Amended 2019 Plan and approved by the Administrator.

              6.8    Dividend and Dividend Equivalents.    Notwithstanding anything to the contrary herein, in no event may accrued dividends or dividend equivalents with respect to any Award issued under the ~~Plan~~Amended 2019 Plan that is subject to performance-based vesting be paid prior to the vesting of such Award.

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7.           EFFECT OF TERMINATION OF SERVICE ON AWARDS

              7.1    Termination of Employment.

                7.1.1    Administrator Determination.    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this ~~Plan~~Amended 2019 Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this ~~Plan~~Amended 2019 Plan (unless a contract or the Award agreement otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

                7.1.2    Stock Options and SARs.    For Awards of Options or SARs, unless the Award Agreement provides otherwise, the exercise period of such Options or SARs shall expire: (1) three months after the last day that the Participant is employed by or provides services to the Company or a Subsidiary (provided however, that in the event of the Participant's death during this period, those persons entitled to exercise the Option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such Option or SAR); (2) in the case of a Participant whose termination of employment is due to death or Disability (as defined in the applicable Award agreement), 12 months after the last day that the Participant is employed by or provides services to the Company or a Subsidiary; and (3) immediately upon a Participant's termination for Cause. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a Participant's termination is for Cause.

                7.1.3    Other Awards.    For all other Awards issued under the ~~Plan~~Amended 2019 Plan, unless the Award agreement provides otherwise, the portion of such Awards that are unvested at the time that a Participant's employment or service is terminated shall be forfeited and reacquired by the Company; provided however, the Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that such forfeiture requirement shall be waived in whole or in part.

              7.2    Events Not Deemed Terminations of Service.    Unless the express policy of the Company or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other paid or unpaid leave of absence authorized by the Company or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award agreement.

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              7.3    Effect of Change of Subsidiary Status.    For purposes of this ~~Plan~~Amended 2019 Plan and any Award, if an entity ceases to be a Subsidiary of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Company or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

8.           ADJUSTMENTS; ACCELERATION

              8.1    Adjustments.    Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, arrangement, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), (d) any exchange of Common Stock or other securities of the Company, or (e) any similar unusual or extraordinary corporate event or transaction affecting the Common Stock, the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the Share Limit and the limit on the number of Incentive Stock Options issuable under the ~~Plan~~Amended 2019 Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding Awards, and (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards. Any adjustment made pursuant to this Section 8.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any Award of an ISO, the Administrator may make an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected Participant.

              8.2    Change in Control.    In the event of a Change in Control: (i) with respect to Awards that are subject to a time-based vesting schedule, any unvested portion of such Awards shall become vested in full immediately prior to the Change in Control, and (ii) with respect to Awards that are subject to performance-based vesting, the performance period for all such Awards shall be deemed to be completed as of the Change in Control, and the Administrator shall determine the extent to which the Awards have vested based on the results achieved through the date of the Change in Control, including any adjustments necessary to take into account the truncation of the performance period as a result of the Change in Control. In addition, the Administrator shall have full discretion to take whatever additional actions (not inconsistent with the previous sentence) that it deems necessary or appropriate with respect to outstanding Awards, including, but not limited to: (i) to provide for the assumption of such Awards (or portions thereof) or the substitution of such Awards (or portions thereof) with similar awards of the surviving or acquiring company, in a manner designed to comply with Section 409A of the Code, (ii) to provide for the termination of any Award upon the occurrence of the Change in Control, (iii) to provide for the cash out and cancellation of any Award (or portion thereof) immediately prior to such Change in Control, which cash out may (in a manner designed to comply with Code Section 409A) be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change in Control, and (iv) to take any other actions as the Administrator deems necessary or advisable in connection with such Change in Control transaction. The Administrator may take different actions with respect to different

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Appendix A

Participants under the ~~Plan~~Amended 2019 Plan, different Awards under the ~~Plan~~Amended 2019 Plan, and different portions of Awards granted under the ~~Plan~~Amended 2019 Plan.

9.           TAX PROVISIONS

              9.1    Tax Withholding.    Upon any exercise, vesting, or payment of any Award, the Company or one of its Subsidiaries shall have the right at its option to:

                      (a)          require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or

                      (b)          deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such cash payment.

              In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this ~~Plan~~Amended 2019 Plan, the Administrator may in its sole discretion (subject to Section 10.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment, not in excess of the maximum statutory rates in the Participant's applicable jurisdictions.

              9.2    Requirement of Notification of Code Section 83(b) Election.    If any Participant shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

              9.3    Requirement of Notification of Disqualifying Disposition.    If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

10.         OTHER PROVISIONS

              10.1    Compliance with Laws.    This ~~Plan~~Amended 2019 Plan, the granting and vesting of Awards under this ~~Plan~~Amended 2019 Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this ~~Plan~~Amended 2019 Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Company,

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be necessary or advisable in connection therewith. The person acquiring any securities under this ~~Plan~~Amended 2019 Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

              10.2    Future Awards/Other Rights.    No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this ~~Plan~~Amended 2019 Plan, subject to any express contractual rights (set forth in a document other than this ~~Plan~~Amended 2019 Plan) to the contrary.

              10.3    No Employment/Service Contract.    Nothing contained in this ~~Plan~~Amended 2019 Plan (or in any other documents under this ~~Plan~~Amended 2019 Plan or in any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award agreement.

              10.4    ~~Plan~~Amended 2019 Plan Not Funded.    Awards payable under this ~~Plan~~Amended 2019 Plan shall be payable in shares of Common Stock or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or one of its Subsidiaries by reason of any Award hereunder. Neither the provisions of this ~~Plan~~Amended 2019 Plan (or of any related documents), nor the creation or adoption of this ~~Plan~~Amended 2019 Plan, nor any action taken pursuant to the provisions of this ~~Plan~~Amended 2019 Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or one of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

              10.5    Effective Date, Termination and Suspension, Amendments.

                10.5.1    Effective Date and Termination.    This ~~Plan~~Amended 2019 Plan was approved by the Board and shall become effective upon approval by the stockholders of the Company (the "Effective Date"). Unless earlier terminated by the Board, this ~~Plan~~Amended 2019 Plan shall terminate at the close of business ten years after the date on which it was approved by the Board. After the termination of this ~~Plan~~Amended 2019 Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this ~~Plan~~Amended 2019 Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this ~~Plan~~Amended 2019 Plan.

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Appendix A

                10.5.2    Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this ~~Plan~~Amended 2019 Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this ~~Plan~~Amended 2019 Plan.

                10.5.3    Stockholder Approval.    To the extent then required by applicable law or any applicable stock exchange rule or required to preserve the intended tax consequences of this ~~Plan~~Amended 2019 Plan, or deemed necessary or advisable by the Board, this ~~Plan~~Amended 2019 Plan and any amendment to this ~~Plan~~Amended 2019 Plan shall be subject to approval by the stockholders of the Company.

                10.5.4    Amendments to Awards.    Without limiting any other express authority of the Administrator under (but subject to) the express limits of this ~~Plan~~Amended 2019 Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 3.2 and 10.5.5) may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations and stockholder approval requirements set forth in Section 3.2(g).

                10.5.5    Limitations on Amendments to ~~Plan~~Amended 2019 Plan and Awards.    No amendment, suspension or termination of this ~~Plan~~Amended 2019 Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this ~~Plan~~Amended 2019 Plan. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 10.5.5.

              10.6    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Administrator or this ~~Plan~~Amended 2019 Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder of the Company for which a record date is prior to such date of delivery.

              10.7    Governing Law; Construction; Severability.

                10.7.1    Choice of Law.    This ~~Plan~~Amended 2019 Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

                10.7.2    Severability.    If a court of competent jurisdiction holds any provision of this ~~Plan~~Amended 2019 Plan invalid and unenforceable, the remaining provisions of this ~~Plan~~Amended 2019 Plan shall continue in effect and the ~~Plan~~Amended 2019 Plan shall be construed and enforced without regard to the illegal or invalid provision.

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                10.7.3    ~~Plan~~Amended 2019 Plan Construction.

                  (a)    Rule 16b-3.    It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

                  (b)    Compliance with Section 409A of the Code.    The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the ~~Plan~~Amended 2019 Plan will be either exempt from or satisfy the requirements of Section 409A to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award Agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the ~~Plan~~Amended 2019 Plan would, if undertaken, cause a Participant's Award to violate Section 409A, unless the Administrator expressly determines otherwise, such Award, Award Agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the ~~Plan~~Amended 2019 Plan and/or Award Agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A.

                  (c)    No Guarantee of Favorable Tax Treatment.    Although the Company intends that Awards under the ~~Plan~~Amended 2019 Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the ~~Plan~~Amended 2019 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the ~~Plan~~Amended 2019 Plan.

              10.8    Captions.    Captions and headings are given to the sections and subsections of this ~~Plan~~Amended 2019 Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this ~~Plan~~Amended 2019 Plan or any provision thereof.

              10.9    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.    Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation right, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or

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Appendix A

assets of the employing entity. The Awards so granted need not comply with other specific terms of this ~~Plan~~Amended 2019 Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding Awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this ~~Plan~~Amended 2019 Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

              10.10    Non-Exclusivity of ~~Plan~~Amended 2019 Plan.    Nothing in this ~~Plan~~Amended 2019 Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

              10.11    No Corporate Action Restriction.    The existence of this ~~Plan~~Amended 2019 Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

              10.12    Other Company Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to this ~~Plan~~Amended 2019 Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this ~~Plan~~Amended 2019 Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.

              10.13    Restrictive Covenants, Cause Forfeiture and Clawback Policy.

                10.13.1    Restrictive Covenants.    The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting

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  solicitation of employees of the Company or any Affiliate thereof or any confidentiality obligation of post-employment cooperation agreement with respect to the Company or any Affiliate, to the extent specified in such Award Agreement applicable to the Participant.

                10.13.2    Annulment upon Termination for Cause.    The Administrator may annul an Award if the Participant is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or in the ~~Plan~~Amended 2019 Plan.

                10.13.3    Awards Subject to Clawback.    Notwithstanding any other provision of this ~~Plan~~Amended 2019 Plan to the contrary, any Award granted or amount payable or paid under this ~~Plan~~Amended 2019 Plan shall be subject to the terms of any compensation recoupment policy then applicable, if any, of the Company, to the extent the policy applies to such award or amount. By accepting an Award or the payment of any amount under the ~~Plan~~Amended 2019 Plan, each Participant agrees and consents to the Company's application, implementation and enforcement of (a) any such policy and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation and expressly agrees that the Company may take such actions as are permitted under the policy or applicable law without further consent or action being required by such Participant. To the extent that the terms of this ~~Plan~~Amended 2019 Plan and the policy or applicable law conflict, then the terms of the policy or applicable law shall prevail.

11.         DIRECTOR COMPENSATION PROVISIONS

              11.1    ~~Plan~~Amended 2019 Plan Exclusive Vehicle for Non-Employee Director Cash and Equity Compensation.    All cash and equity compensation paid or provided to the Company's non-employee directors shall be awarded under the terms and conditions of this ~~Plan~~Amended 2019 Plan.

              11.2    Non-Employee Director Compensation.    Non-employee directors may be Awarded any of the types of Awards described in Section 6 above for which they are eligible under the terms and conditions of Section 6, above.

                11.2.1    Cash Awards.    Cash Awards (as described in Section 6.1.6) may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. In no event shall cash Awards paid to any non-employee director exceed $400,000 in any fiscal year.

                11.2.2    Equity Awards.    Equity Awards (described in Sections 6.1.1, 6.1.2, 6.1.3, 6.1.4 and 6.1.5) may take any form determined by the Administrator in its sole and absolute discretion, provided, however, that in no event shall Awards granted to an non-employee director in any fiscal year have a grant date fair value in excess of $400,000.

As adopted by the Board of Directors of Cimarex Energy Co. on February 17, 2021~~20, 2019~~.

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Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF CIMAREX ENERGY CO.

              1.           The name of the Corporation is Cimarex Energy Co.

              2.           The name under which the Corporation was originally incorporated was Helmerich & Payne Exploration and Production Co. and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 14, 2002.

              3.           An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 30, 2002.

              4.           An additional Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 7, 2005.

              ~~4.~~5.        This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

              ~~5~~6.         The text of the Restated Certificate of Incorporation of the Corporation as amended hereby is restated to read in its entirety, as follows:

              FIRST: The name of the Corporation is Cimarex Energy Co. (hereinafter the "Corporation").

              SECOND: The address of the registered agent is ~~2711 Centerville Road, Suite 400~~261 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at that address is the Corporation ~~Service~~Services Company.

              THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

              FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Fifteen Million (215,000,000) shares of capital stock, consisting of (i) Two Hundred Million (200,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), and (ii) Fifteen Million (15,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock").

              1.        Common Stock.    The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

                  a.           Voting.    Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, at each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder's name on the stock transfer records of the Corporation. Holders of shares of Common Stock shall not have cumulative voting rights.

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Appendix B

                  b.           Dividends.    Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

                  c.            Liquidation, Dissolution, etc.    In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them.

                  d.           No Preemptive or Subscription Rights.    No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

              2.    Preferred Stock.    The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments, all as may be stated in such resolution or resolutions. Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereon as are stated and expressed in Exhibit A attached hereto and incorporated herein by reference:

Exhibit A: 8 1/8% Series A Cumulative Perpetual Convertible Preferred Stock

              3.    Power to Sell and Purchase Shares.    Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

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              FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

              1.           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

              2.           The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

              3.           a.    ~~The~~Subject to the rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors of the Corporation shall be at least six and not more than ten, with the exact number to be from time to time fixed by resolution adopted by a majority of the entire Board of Directors. Election of directors need not be by written ballot unless the By-Laws so provide. ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2003 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2004 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2005 annual meeting. At each annual meeting of stockholders beginning in 2003, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.~~At each annual meeting of stockholders commencing with the 2022 annual meeting of stockholders, the directors whose terms shall then expire, other than those who may be elected by the holders of any series of Preferred Stock, shall be elected for a one-year term expiring at the next succeeding annual meeting of stockholders. Notwithstanding any other provision of this Certificate of Incorporation (and in addition to any other vote that may be required by Law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of this Article FIFTH.

                  b.           A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                  c.            Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. ~~Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any~~

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                    ~~director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.~~ Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, ~~but only for cause and~~with or without cause, only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote at an election of directors; provided, however, that the Board of Directors shall be considered classified for purposes of Section 141(k) of the GCL so long as any director is continuing to serve the remaining portion of a multi-year term and no such director may be removed during such multi-year term except for cause and then only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote at an election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms~~.

                  d.           In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

              4.           No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL, as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize further elimination or limitation of liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any rights or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

              5.           In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

              SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

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              SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

              The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of the expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

              The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

              Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

              EIGHTH: No action by shareholders shall be valid unless taken at a duly constituted meeting pursuant to the terms of the By-Laws of the Corporation and no action may be taken by stockholders by written consent without a meeting. Notwithstanding any other provision of this Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of this article EIGHTH.

              NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. The Corporation's By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors. Notwithstanding any other provision of this Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of this Article NINTH.

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              IN WITNESS WHEREOF, Cimarex Energy Co. has caused this Certificate to be duly executed in its corporate name as of this ~~7th~~                         day of ~~June, 2005~~May 2021.

CIMAREX ENERGY CO.
By:	/s/ ~~PAUL KORUS~~Francis B. Barron ~~Paul Korus~~Francis B. Barron Senior Vice President~~, Chief Financial~~-General Counsel, and Corporate Secretary~~Officer and Treasurer~~

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AMENDED AND RESTATED BYLAWS

OF

CIMAREX ENERGY CO.

(hereinafter called the "Corporation")

(amended and restated ~~November 11, 2015)~~[May 12, 2021])

ARTICLE I

OFFICES

              Section 1.    Registered Office.    The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

              Section 2.    Other Offices.    The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

              Section 1.    Place of Meetings.    Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, if any, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communications authorized by and in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the "GCL"). In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

              Section 2.    Annual Meetings.    The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings, the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. The Corporation may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

              Section 3.    Special Meetings.    Unless otherwise prescribed by law or by the certificate of incorporation of the Corporation, as amended and/or restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, (ii) the President, or (iii) the Board of Directors. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors. Written notice of a special meeting stating the place, if any, date and hour of the meeting, the means of remote

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communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

              Section 4.    Quorum.    Except as otherwise required by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting.

              Section 5.    Adjournments.    Any annual or special meeting of stockholders may adjourn from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting.

              Section 6.    Proxies.    Any stockholder entitled to vote at a meeting may do so in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto authorized, delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority:

  (i)
  A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

  (ii)
  A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram or other means of electronic

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    transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram or other electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

              Section 7.    Voting.    At all meetings of the stockholders at which a quorum is present, except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders, other than in an election of directors as provided for below, shall be decided by the affirmative vote of the holders of a majority of the total number of votes of the capital stock present in person or represented by proxy and entitled to vote on such question, voting as a single class. The Board of Directors, in its discretion, or the Chairman of the meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

              Section 8.    Election of Directors.    A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Corporate Secretary receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Article III, Sections 2 or 2A of these Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the tenth (10th) day before the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

              As used in this Section 8, "votes cast" shall not include abstentions. Ballots will not include an option to "withhold" votes from the election of directors but will include the choices to vote "for" or "against" each director or to "abstain," unless directors are to be elected by plurality as provided in the previous paragraph.

              Section 9.    Nature of Business at Meetings of Stockholders.    No business may be transacted at an annual meeting of stockholders, other than business that is (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice and other procedures set forth in this Section 9.

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              In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

              To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

              To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder (or beneficial owner, if any, on whose behalf the proposal is made), (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder (or by the beneficial owner, if any, on whose behalf the proposal is made), (iv) a description of all agreements, arrangements or understandings between such stockholder (or beneficial owner, if any, on whose behalf the proposal is made), any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder (and beneficial owner, if any, on whose behalf the proposal is made), whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder (or such beneficial owner, if any) with respect to securities of the Corporation, (vi) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (vii) a representation whether the stockholder (or the beneficial owner, if any, on whose behalf the proposal is made) intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies or votes from stockholders in support of such proposal, and (viii) any other information relating to such stockholder (and beneficial owner, if any, on whose behalf the proposal is made) required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

              No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 9, provided, however,

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that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

              Section 10.    List of Stockholders Entitled to Vote.    The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. If the meeting is to be held solely by means of remote communications, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

              Section 11.    Stock Ledger.    Except as otherwise provided by law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 10 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

              Section 12.    Record Date.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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              Section 13.    Inspectors of Election.    In advance of any meeting of stockholders, the Board by resolution or the Chairman or President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

              Section 14.    Conduct of Meetings.    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the Chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the Chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the Chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

DIRECTORS

              Section 1.    Number and Election of Directors.    The Board of Directors shall consist of not less than six nor more than ten members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors. Except as provided in Section 3 of this Article III, directors shall be elected by the stockholders at the annual meetings of stockholders, and each director so elected shall hold office until such director's successor is duly elected and qualified, or until such director's death, or until such director's earlier resignation or removal. Directors need not be stockholders.

              Section 2.    Nomination of Directors.    Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or

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at the direction of the Board of Directors (or any duly authorized committee thereof), (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice and other procedures set forth in this Section 2 or (c) solely with respect to compliant nominations at an annual meeting pursuant to a Proxy Access Notice of a qualifying Stockholder Nominee, by an Eligible Stockholder pursuant to, and in compliance with, Section 2A of this Article III.

              In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

              To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

              To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and record address of such stockholder and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all agreements, arrangements or understandings between such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder and beneficial owner, if any, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, if any,

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with respect to securities of the Corporation, (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such nomination, (vi) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (vii) any other information relating to such stockholder and such beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

              No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2 or Section 2A. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

              Without limiting the foregoing or any other provision of these Bylaws, in order to be eligible to be a nominee of a stockholder for election or reelection as a director of the Corporation pursuant to this Section 2 or Section 2A of this Article III, a person must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2 or Section 2A, as applicable) to the Secretary at the principal executive offices of the Corporation (1) a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and (2) a written representation and agreement (in the form provided by the Secretary upon request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation, and (B) any Voting Commitment that could limit or interfere with such individual's ability to comply, if elected as a director of the Corporation, with such individual's fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation; and (iii) in such individual's personal capacity and on behalf of any person or entity on whose behalf, directly or indirectly, the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply, with all corporate governance, code of conduct, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the Corporation generally applicable to directors publicly disclosed from time to time.

              Section 2A.    Inclusion of Stockholder Director Nominations in the Corporation's Proxy Materials.

              Subject to the terms and conditions set forth in these Bylaws, the Corporation shall include in its proxy materials for an annual meeting of stockholders the name, together with the Required Information (as defined below), of any person nominated for election (the "Stockholder Nominee") to the Board of

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Directors by a stockholder or group of stockholders that satisfy the requirements of this Section 2A of this Article III, including qualifying as an Eligible Stockholder (as defined in paragraph (D) below) and that expressly elects at the time of providing the written notice required by this Section 2A of this Article III (a "Proxy Access Notice") to have its nominee included in the Corporation's proxy materials pursuant to this Section 2A of this Article III. For the purposes of this Section 2A of this Article III:

              (1)          "Voting Stock" shall mean outstanding shares of capital stock of the Corporation entitled to vote generally for the election of Directors;

              (2)          "Constituent Holder" shall mean any stockholder, collective investment fund included within a Qualifying Fund (as defined in paragraph (D) below) or beneficial holder whose stock ownership is counted for the purposes of qualifying as holding the Proxy Access Request Required Shares (as defined in paragraph (D) below) or qualifying as an Eligible Stockholder (as defined in paragraph (D) below);

              (3)          "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 405 under the Exchange Act; provided, however, that the term "partner" as used in the definition of "associate" shall not include any limited partner that is not involved in the management of the relevant partnership; and

              (4)          a stockholder (including any Constituent Holder) shall be deemed to "own" only those outstanding shares of Voting Stock as to which the stockholder itself (or such Constituent Holder itself) possesses both (a) the full voting and investment rights pertaining to the shares and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with the foregoing clauses (a) and (b) shall be deemed not to include (and to the extent any of the following arrangements have been entered into by affiliates of the stockholder (or of any Constituent Holder), shall be reduced by) any shares (x) sold by such stockholder or Constituent Holder (or any of either's affiliates) in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such stockholder or Constituent Holder (or any of either's affiliates) for any purposes or purchased by such stockholder or Constituent Holder (or any of either's affiliates) pursuant to an agreement to resell, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or Constituent Holder (or any of either's affiliates), whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of Voting Stock, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, such stockholder's or Constituent Holder's (or either's affiliate's) full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or Constituent Holder (or either's affiliate), other than any such arrangements solely involving an exchange listed multi-industry market index fund in which Voting Stock represents at the time of entry into such arrangement less than 10% of the proportionate value of such index. A stockholder (including any Constituent Holder) shall "own" shares held in the name of a nominee or other intermediary so long as the stockholder itself (or such Constituent Holder itself) retains the right to instruct how the shares are voted with respect to the election of Directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A stockholder's (including any Constituent Holder's) ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares so long as such stockholder retains the power to recall such shares on no greater than five (5) business days' notice or has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement so long as such delegation is revocable at any time by the stockholder;

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provided, that in the case of loaned shares, such shares are recalled no later than the final date when a Proxy Access Notice pursuant to this Section 2A of this Article III may be timely delivered to the Secretary of the Corporation and such shares remain recalled (and otherwise "owned" as defined herein) through the annual meeting. The terms "owned," "owning" and other variations of the word "own" shall have correlative meanings.

                  (A)          For purposes of this Section 2A of this Article III, the "Required Information" that the Corporation will include in its proxy statement is (1) the information concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation's proxy statement by the regulations promulgated under the Exchange Act; and (2) if the Eligible Stockholder so elects, a Statement (as defined in paragraph (F) below). The Corporation shall also include the name of the Stockholder Nominee in its proxy card. For the avoidance of doubt, and any other provision of these Bylaws notwithstanding, the Corporation may in its sole discretion solicit against, and include in the proxy statement its own statements or other information relating to, any Eligible Stockholder and/or Stockholder Nominee, including any information provided to the Corporation with respect to the foregoing.

                  (B)          To be timely, a stockholder's Proxy Access Notice must be submitted to the Secretary and delivered to or mailed and received at the principal executive offices of the Corporation within the time periods applicable to stockholder notices of nominations pursuant to Section 2 of this Article III. In no event shall any adjournment or postponement of an annual meeting, the date of which has been announced by the Corporation, commence a new time period for the giving of a Proxy Access Notice.

                  (C)          The maximum number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation's proxy materials pursuant to this Section 2A of this Article III but either are subsequently withdrawn or that the Board of Directors decides to nominate as Board of Directors' nominees) appearing in the Corporation's proxy materials pursuant to this Section 2A with respect to an annual meeting of stockholders shall not exceed the largest whole number that does not exceed twenty-five percent (25%) of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in this Section 2A of this Article III (such greater number, the "Permitted Number"); provided, however, that the Permitted Number shall be reduced by:

                      (1)          the number of such director candidates for which the Corporation shall have received one or more stockholder notices nominating director candidates pursuant to Section 2 of these Bylaws plus the number of directors in office that were elected to the Board after being nominated at any of the two preceding annual meetings pursuant to such Section 2;

                      (2)          the number of directors in office or director candidates that in either case were elected or appointed to the Board or will be included in the Corporation's proxy materials with respect to such annual meeting as an unopposed (by the Corporation) nominee, pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of Voting Stock, by such

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        stockholder or group of stockholders, from the Corporation), other than any such director referred to in this clause (2) who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least one full three-year term, but only to the extent the Permitted Number after such reduction with respect to this clause (2) equals or exceeds one; and

                      (3)          the number of directors in office for whom access to the Corporation's proxy materials was previously provided (or requested) pursuant to this Section 2A, other than (a) any such director referred to in this clause (3) whose term of office will expire at such annual meeting and who is not seeking (or agreeing) to be nominated at such meeting for another term of office and (b) any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least one full three-year term;

    provided, further, that in no circumstance shall the Permitted Number exceed the number of directors to be elected at the applicable annual meeting as noticed by the Corporation; and, provided further, that in the event the Board of Directors resolves to reduce the size of the Board of Directors effective on or prior to the date of the annual meeting, the Permitted Number shall be calculated based on the number of directors in office as so reduced. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2A of this Article III exceeds the Permitted Number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation's proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of Voting Stock each Eligible Stockholder disclosed as owned in its Proxy Access Notice submitted to the Corporation. If the Permitted Number is not reached after each Eligible Stockholder has selected one (1) Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

                  (D)          An "Eligible Stockholder" is one or more stockholders of record who own and have owned, or are acting on behalf of one or more beneficial owners who own and have owned (in each case as defined above), in each case continuously for at least three (3) years as of both the date that the Proxy Access Notice is received by the Corporation pursuant to this Section 2A of this Article III, and as of the record date for determining stockholders eligible to vote at the annual meeting, at least three percent (3%) of the aggregate voting power of the Voting Stock (the "Proxy Access Request Required Shares"), and who continue to own the Proxy Access Request Required Shares at all times between the date such Proxy Access Notice is received by the Corporation and the date of the applicable annual meeting, provided that the aggregate number of stockholders, and, if and to the extent that a stockholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purpose of satisfying the foregoing ownership requirement shall not exceed twenty (20). Two or more collective investment funds that are part of the same family of funds or sponsored by the same employer (a "Qualifying Fund") shall be treated as one stockholder for the purpose of determining the aggregate number of stockholders in this paragraph (D), provided that each fund included within a Qualifying Fund otherwise meets the requirements set forth in this Section 2A of this Article III. No shares may be attributed to more than one group constituting an Eligible Stockholder under this Section 2A of this Article III (and, for the avoidance of doubt, no stockholder may be a member of more than one group constituting an Eligible Stockholder). A record holder acting on behalf of one or more

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    beneficial owners will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this paragraph (D), for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder's holdings. For the avoidance of doubt, Proxy Access Request Required Shares will qualify as such if and only if the beneficial owner of such shares as of the date of the Proxy Access Notice has itself individually beneficially owned such shares continuously for the three-year (3 year) period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met).

                  (E)          No later than the final date when a Proxy Access Notice pursuant to this Section 2A of this Article III may be timely delivered to the Secretary of the Corporation, an Eligible Stockholder (including each Constituent Holder) must provide the information required by Section 2 of this Article III to the Secretary of the Corporation and also provide the following information in writing to the Secretary:

                      (1)          with respect to each Constituent Holder, the name and address of, and number of shares of Voting Stock owned by, such person;

                      (2)          one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year (3 year) holding period) verifying that, as of a date within seven (7) calendar days prior to the date the Proxy Access Notice is delivered to the Corporation, such person owns, and has owned continuously for the preceding three (3) years, the Proxy Access Request Required Shares, and such person's agreement to provide:

                        (a)          within ten (10) days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying such person's continuous ownership of the Proxy Access Request Required Shares through the record date, together with any additional information reasonably requested to verify such person's ownership of the Proxy Access Request Required Shares; and

                        (b)          immediate notice if the Eligible Stockholder ceases to own any of the Proxy Access Request Required Shares prior to the date of the applicable annual meeting of stockholders;

                      (3)          a representation that such person:

                        (a)          acquired the Proxy Access Request Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent;

                        (b)          has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 2A of this Article III;

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                        (c)          has not engaged and will not engage in, and has not and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the Corporation in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors;

                        (d)          will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation; and

                        (e)          will provide facts, statements and other information in all communications with the Corporation and its stockholders that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and will otherwise comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Section 2A of this Article III;

                      (4)          in the case of a nomination by a group of stockholders that together is such an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

                      (5)          an undertaking that such person agrees to:

                        (a)          assume all liability stemming from, and indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any legal or regulatory violation arising out of the Eligible Stockholder's communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder (including such person) provided to the Corporation; and

                        (b)          file with the Securities and Exchange Commission any solicitation by the Eligible Stockholder of stockholders of the Corporation relating to the annual meeting at which the Stockholder Nominee will be nominated.

    In addition, no later than the final date when a Proxy Access Notice pursuant to this Section 2A of this Article III may be timely delivered to the Secretary of the Corporation, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder must provide to the Secretary of the Corporation documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds included within the Qualifying Fund are either part of the same family of funds or sponsored by the same employer. In order to be considered timely, any information required by this Section 2A of this Article III to be provided to the Corporation

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    must be supplemented (by delivery to the Secretary of the Corporation) (1) no later than ten (10) days following the record date for the applicable annual meeting, to disclose the foregoing information as of such record date, and (2) no later than the fifth day before the annual meeting, to disclose the foregoing information as of the date that is no earlier than ten (10) days prior to such annual meeting. For the avoidance of doubt, the requirement to update and supplement such information shall not permit any Eligible Stockholder or other person to change or add any proposed Stockholder Nominee or be deemed to cure any defects or limit the remedies (including without limitation under these Bylaws) available to the Corporation relating to any defect.

                  (F)          The Eligible Stockholder may provide to the Secretary of the Corporation, at the time the information required by this Section 2A of this Article III is originally provided, a single written statement for inclusion in the Corporation's proxy statement for the annual meeting, not to exceed five hundred (500) words, in support of the candidacy of such Eligible Stockholder's Stockholder Nominee(s) (the "Statement"). Notwithstanding anything to the contrary contained in this Section 2A of this Article III, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, directly or indirectly without factual foundation impugns the character, integrity or personal reputation of or makes charges concerning improper, illegal or immoral conduct or associations with respect to any person or would violate any applicable law or regulation.

                  (G)         No later than the final date when a Proxy Access Notice pursuant to this Section 2A of this Article III may be timely delivered to the Secretary of the Corporation, each Stockholder Nominee must provide to the Secretary the information required by Section 2 of this Article III, a completed and executed questionnaire, representation and agreement as required by the last paragraph of Section 2 of this Article III and also:

                      (1)          provide an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the Corporation reasonably promptly upon written request of a stockholder), that such Stockholder Nominee consents to being named in the Corporation's proxy statement and form of proxy card (and will not agree to be named in any other person's proxy statement or form of proxy card with respect to the Corporation) as a nominee and to serving as a director of the Corporation if elected; and

                      (2)          provide such additional information as necessary to permit the Board of Directors to determine if any of the matters referred to in paragraph (I) below apply and to determine if such Stockholder Nominee has any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation's Corporate Governance Guidelines or is or has been subject to any event specified in Item 401(f) of Regulation S-K (or successor rule) of the Securities and Exchange Commission.

    In the event that any information or communications provided by the Eligible Stockholder (or any Constituent Holder) or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading,

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    each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood for the avoidance of doubt that providing any such notification shall not be deemed to cure any such defect or limit the remedies (including without limitation under these Bylaws) available to the Corporation relating to any such defect.

                  (H)         Any Stockholder Nominee who is included in the Corporation's proxy materials for a particular meeting of stockholders but (i) withdraws from or becomes ineligible or unavailable for election at the meeting (other than by reason of such Stockholder Nominee's disability) or (ii) does not receive votes cast in favor of the Stockholder Nominee's election equal to at least 20% of the shares present in person or represented by proxy at such meeting, shall be ineligible to be a Stockholder Nominee pursuant to this Section 2A of this Article III for the next two annual meetings of stockholders following the meeting for which the Stockholder Nominee has been nominated for election. For the avoidance of doubt, any Stockholder Nominee who is included in the Corporation's proxy statement for a particular annual meeting of stockholders, but subsequently is determined not to satisfy the eligibility requirements of this Section 2A of this Article III or any other provision of these Bylaws, the Corporation's Certificate of Incorporation or other applicable regulation any time before the annual meeting of stockholders, will not be eligible for election at the relevant annual meeting of stockholders.

                  (I)           The Corporation shall not be required to include, pursuant to this Section 2A of this Article III, a Stockholder Nominee in its proxy materials for any annual meeting of stockholders, or, if the proxy statement already has been filed, to allow the nomination of a Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation:

                      (1)          (a) who is not independent under the listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation's directors, in each case as determined by the Board of Directors or (b) who is or has been, within the past three years, an employee, officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended (or successors thereto);

                      (2)          whose service as a member of the Board of Directors would violate or cause the Corporation to be in violation of these Bylaws, the Corporation's Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the Corporation is traded, or any applicable law, rule or regulation;

                      (3)          if the Eligible Stockholder (or any Constituent Holder) or applicable Stockholder Nominee otherwise breaches or fails to comply in any material respect with its obligations pursuant to this Section 2A of this Article III or any agreement, representation or undertaking required by this Section; or

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                      (4)          if the Eligible Stockholder ceases to be an Eligible Stockholder for any reason, including but not limited to not owning the Proxy Access Request Required Shares through the date of the applicable annual meeting.

              For the purposes of this paragraph (I), clauses (1) and (2) and, to the extent related to a breach or failure by the Stockholder Nominee, clause (3) will result in the exclusion from the proxy materials pursuant to this Section 2A of this Article III of the specific Stockholder Nominee to whom the ineligibility applies, or, if the proxy statement already has been filed, the ineligibility of such Stockholder Nominee to be nominated; provided, however, that clause (4) and, to the extent related to a breach or failure by an Eligible Stockholder (or any Constituent Holder), clause (3) will result in the Voting Stock owned by such Eligible Stockholder (or Constituent Holder) being excluded from the Proxy Access Request Required Shares (and, if as a result the Proxy Access Notice shall no longer have been filed by an Eligible Stockholder, the exclusion from the proxy materials pursuant to this Section 2A of this Article III of all of the applicable stockholder's Stockholder Nominees from the applicable annual meeting of stockholders or, if the proxy statement has already been filed, the ineligibility of all of such stockholder's Stockholder Nominees to be nominated).

              Section 3.    Vacancies.    Subject to the terms of any one or more classes or series of preferred stock, any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring on the Board of Directors that does not result from an increase in the number of directors may be filled only by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a newly created directorship resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Corporation's Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to the Corporation's Certificate of Incorporation unless expressly provided by such terms.

              Section 4.    Duties and Powers.    The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

              Section 5.    Organization.    At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as Chairman. The Secretary of the Corporation shall act as Secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

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              Section 6.    Resignations and Removals of Directors.    Any director of the Corporation may resign at any time, by giving written notice to the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. ~~Except as otherwise required by law and subject~~Subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any ~~director~~ or all of the ~~entire Board~~directors of ~~Directors~~the Corporation may be removed from office at any time, ~~but only for~~ with or without cause, ~~and~~only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote at an election of directors; provided, however, that the Board of Directors shall be considered classified for purposes of Section 141(k) of the GCL so long as any director is continuing to serve the remaining portion of a multi-year term and no such director may be removed during such multi-year term except for cause and then only by the affirmative vote of the holders of at least a majority of the ~~votes cast on the issue~~voting power of the Corporation's then outstanding capital stock entitled to vote at an election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Corporation's Certificate of Incorporation applicable thereto.

              Section 7.    Meetings.    The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Vice Chairman, if there be one, or a majority of the directors then in office. The Lead Director, if there be one, shall have the authority to call meetings of the non-employee directors. Notice of meetings of the Board of Directors or non-employee directors stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the meeting, or by telephone, facsimile or other electronic submission on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. The Chairman of the Board or Chief Executive Officer of the Corporation shall preside over meetings of the Board of Directors as provided in these Bylaws. The Lead Director, if there be one, shall preside over meetings of the non-employee directors and of meetings of the Board of Directors if the Chairman of the Board and Chief Executive Officer are not present.

              Section 8.    Quorum.    Except as may be otherwise required by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

              Section 9.    Actions of Board.    Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or

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committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

              Section 10.    Meetings by Means of Conference Telephone.    Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

              Section 11.    Committees.    The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and periodically report to the Board of Directors.

              Section 12.    Compensation.    The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

              Section 13.    Interested Directors.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person's or their votes are counted for such purpose if (i) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereof, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in

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determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV

OFFICERS

              Section 1.    General.    The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors, Chief Executive Officer (who must be a director), one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors and the Chief Executive Officer, need such officers be directors of the Corporation.

              Section 2.    Election.    The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

              Section 3.    Voting Securities Owned by the Corporation.    Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments, relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

              Section 4.    Chairman of the Board of Directors.    The Chairman of the Board of Directors, if there is one, shall preside at all meetings of the Board of Directors and shall also perform such other duties and may exercise such other powers as may be assigned to him by these Bylaws or the Board of Directors.

              Section 5.    Chief Executive Officer.    The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have, subject to the direction of the Board of Directors, general control and management of the Corporation's business and affairs and shall also see that all the policies and resolutions of the Board of Directors are carried into effect, subject, however, to the right of the Board of Directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President or on any other officer or officers of the Corporation. The Chief Executive Officer shall preside at all meetings of the Board of Directors at which he may be present and the Chairman of the Board of Directors may be absent.

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              Section 6.    President.    The President shall perform those duties that shall be specifically assigned to him from time to time by the Board of Directors. To the extent the President is not also the Chief Executive Officer, in the absence of the Chief Executive Officer or in the event of his death, inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer.

              Section 7.    Vice Presidents.    At the request of the President or in his or her absence or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

              Section 8.    Secretary.    The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when requested by the Board or committee. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

              Section 9.    Treasurer.    The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requests, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under control of the Treasurer belonging to the Corporation.

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              Section 10.    Assistant Secretaries.    Except as otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

              Section 11.    Assistant Treasurers.    Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under control of the Assistant Treasurer belonging to the Corporation.

ARTICLE V

STOCK

              Section 1.    Form of Certificates.    Unless provided by resolution of the Board of Directors that some or all of any or all classes or series of the Corporation's stock shall be uncertificated, every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder of stock in the Corporation.

              Section 2.    Signatures.    Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

              Section 3.    Lost, Destroyed or Stolen Certificates.    The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

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Appendix C

              Section 4.    Transfers.    Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefore, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

              Section 5.    Transfer and Registry Agents.    The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

              Section 6.    Beneficial Owners.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

NOTICES

              Section 1.    Notices.    Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by electronic submission.

              Section 2.    Waivers of Notice.

              (a)          Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, present by person or represented by proxy, shall constitute a waiver of notice of such meetings, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

              (b)          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

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ARTICLE VII

GENERAL PROVISIONS

              Section 1.    Dividends.    Subject to the requirements of the GCL and the provisions of the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property, or in shares of the Corporation's capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

              Section 2.    Disbursements.    All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

              Section 3.    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

              Section 4.    Corporate Seal.    The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

              Section 5.    Exclusive Forum.    Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the GCL or the Corporation's Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware).

ARTICLE VIII

INDEMNIFICATION

              Section 1.    Power to Indemnify in Actions, Suits or Proceedings Other than Those by or in the Right of the Corporation.    Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture,

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trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

              Section 2.    Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.    Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

              Section 3.    Authorization of Indemnification.    Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

              Section 4.    Good Faith Defined.    For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on

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information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be.

              Section 5.    Indemnification by a Court.    Notwithstanding any contrary determination in the specific case under Section 3 of this article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may commence an action in to the Court of Chancery of the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by the Court of Chancery of the State of Delaware shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such action or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any action for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such action. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such action.

              Section 6.    Expenses Payable in Advance.    Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

              Section 7.    Nonexclusivity of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the GCL, or otherwise.

              Section 8.    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability

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asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

              Section 9.    Certain Definitions.    For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent or a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

              Section 10.    Survival of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

              Section 11.    Limitation on Indemnification.    Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

              Section 12.    Indemnification of Employees and Agents.    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX

AMENDMENTS

              Section 1.    Amendments.    These Bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

              Section 2.    Entire Board of Directors.    As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

C-26	2021 Notice of Annual Meeting and Proxy Statement

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CIMAREX ENERGY CO. The undersigned appoints Thomas E. Jorden and Francis B. Barron as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of Cimarex Energy Co. held of record by the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Shareholders to be held virtually at www.viewproxy.com/cimarex/2021, on May 12, 2021, at 9:00 a.m., Mountain Daylight Time, or any adjournment thereof. Please register in advance to attend virtually using the following link: www.allianceproxy. com/cimarex/2021. For participants in the Cimarex 401(k) Plan, this proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is given, if the card is not signed, or if the card is not received prior to 11:59 p.m., Eastern Daylight Time, on May 7, 2021, the Plan’s Trustee will vote your shares held in the Plan in the same proportion as shares were voted by other Plan participants. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 12, 2021. The Proxy Statement and our 2020 Annual Report to Shareholders are available at: http://www.allianceproxy.com/cimarex/2021

Please mark your votes like this THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE NOMINEES LISTED UNDER ITEM 1, AND “FOR” ITEMS 2, 3, 4, AND 5. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, and “FOR” Items 2, 3, 4, and 5. FOR  ABSTAIN  AGAINST   1. Election of two Class I directors: 3. Approve Amended and Restated 2019 Equity Incentive Plan FOR   AGAINST  ABSTAIN   (01) Kathleen A. Hogenson (02) LIsa A. Stewart    4. Proposal to Amend and restate our Certificate of Incorporation to provide for the annual election of all directors    2. Advisory vote to approve executive compensation    5. Ratify the appointment of KPMG LLP as our independent auditors for 2021 I plan on attending the meeting  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such. Signature Signature (if held jointly) Date: , 2021 CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CIMAREX ENERGY CO. As a shareholder of Cimarex Energy Co., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 11, 2021. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.  TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/XEC Have your proxy card available when you access the above website. Follow the prompts to vote your shares.